UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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THE CHEMOURS COMPANY

(Name of Registrant as Specified in its Charter)

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2024

NOTICE OF ANNUAL SHAREHOLDERS MEETING AND PROXY STATEMENT

Chemours

Chemours™

1007 Market Street Wilmington, Delaware 19801
April 11, 2024
Dear Fellow Shareholders:
Thank you for your continued investment in Chemours. The Board of Directors recognizes the commitment and support of our key stakeholders, including our many long-term shareholders, and does not take this for granted.
Following a period that presented both challenges, and important Board actions and management transitions, the Board is highly focused on engagement and transparency and earning the continued support of our stakeholders. The Board is confident in the future of our business and committed to ensuring our business is run in a manner that will enable Chemours to reach its full potential.
As described in more detail in the summary section of this proxy statement, the Board has taken decisive actions in response to an internal review led by the Audit Committee with the assistance of independent outside counsel. These actions included swiftly announcing leadership changes after placing three members of senior management on administrative leave in late February.
On March 22, 2024, the Board appointed Denise Dignam as President and Chief Executive Officer. As a long-tenured senior executive, Denise has been instrumental to Chemours and has led both our Titanium Technologies and Advanced Performance Materials businesses, which combined were more than 68% of our Net Sales in 2023. The Board has also appointed Matt Abbott to serve as Interim Chief Financial Officer while we continue a comprehensive search for a permanent CFO. At Chemours, Matt has served in senior officer roles across operational, accounting and internal audit functions, and possesses valuable prior experience as an audit partner.
The Board has a longstanding and ongoing commitment to refreshment. As a result, we have added two independent directors to the Board within the last six months. In November 2023, we welcomed Alister Cowan to the Board, a distinguished financial expert with over thirty years of experience in financial operations and corporate development. Additionally, in February 2024, Pamela Fletcher joined the Board, bringing valuable perspectives related to developing and commercializing innovative products.
As we look ahead, commitment to safety in our products and operations will remain a fundamental value at Chemours. As a result of previous years’ self-evaluation processes and in furtherance of our commitment to comprehensive, enterprise-wide risk management, the Board created a new standing committee for environmental, health, and safety and operational performance topics. This committee structure will enhance and support the Board in oversight of these topics, and its formation aligns with our dedication to safety and operational excellence at every Chemours facility.
I would like to thank our employees for their hard work and dedication, and our customers for their continued support.
On behalf of your Board of Directors, I invite you to attend our 2024 Annual Meeting of Shareholders on May 21st, 2024. The attached Notice of the 2024 Annual Meeting of Shareholders and Proxy Statement contain information about the business to be conducted at the Meeting.
Sincerely,
Dawn L. Farrell
Chair of the Board

Notice of 2024 Annual Meeting of Shareholders	1007 Market Street Wilmington, Delaware 19801

Time and Date:	Place:	Record date:
May 21, 2024, 10:00 a.m. ET	Virtual Only — No Physical Meeting Location	April 3, 2024
The Annual Meeting of Shareholders for The Chemours Company (the “Company”) will be held virtually on May 21, 2024 at 10:00 a.m. Eastern Time (including any adjournments or postponements) for the following purposes:
1.	2.	3.	4.
To elect nine director nominees named in the accompanying Proxy Statement to serve one- year terms expiring at the Annual Meeting of Shareholders in 2025;	To hold a non-binding advisory vote to approve the compensation of our named executive officers;	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2024; and	To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2024:
The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders,
Proxy Statement and Annual Report are available at www.allianceproxy.com/chemours/2024

Only shareholders of record at the close of business on April 3, 2024 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements of the Annual Meeting.
By Order of the Board of Directors
Kristine M. Wellman
Senior Vice President, General Counsel &
Corporate Secretary
April 11, 2024
Your vote is important. Even if you plan to attend the Annual Meeting, we still encourage you to submit your proxy via Internet, telephone or mail prior to the meeting. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described under “Can I revoke a proxy?” and “Can I change my vote after I have delivered my proxy?” in the “General Information About the Meeting” section of the attached Proxy Statement.

Proxy Summary
Details of the Annual Meeting of Shareholders (including any adjournments and postponements) for The Chemours Company (“Chemours” or the “Company”), including the location of the meeting and the proposals its shareholders will vote upon at the meeting are listed below.

Time and Date	Place:
10:00 a.m. (Eastern Time) on Tuesday, May 21, 2024	Virtual Meeting Only — No Physical Location
MANAGEMENT PROPOSALS	BOARD VOTE RECOMMENDATION	SEE PAGE
Proposal 1 — Election of Directors	FOR EACH NOMINEE	7
Proposal 2 — Advisory Vote on Executive Compensation	FOR	79
Proposal 3 — Ratification of Independent Registered Public Accounting Firm	FOR	80
Voting
As a shareholder, you are invited to participate in the Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. Only holders of record of Chemours common stock at the close of business on April 3, 2024 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and the Notice has been sent directly to you. As a shareholder of record, you may submit your proxy in advance of the Annual Meeting using any of the following alternatives:

INTERNET	MAIL	TELEPHONE	DURING THE MEETING
Visit www.AALVote.com/CC. Have your proxy card available when you access the above website. Follow the prompts to vote your shares by Internet until 11:59 p.m., Eastern Time, on May 20, 2024.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.	Use any touch-tone telephone to vote your proxy. Call 1 866-804- 9616. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
If you wish to vote your shares electronically during the virtual Annual Meeting, you will need to click on www.AALvote.com/CC during the Annual Meeting while the polls are open. You will need the control number on your Notice, or the proxy card mailed to you, as applicable.

2024 Proxy Statement	1

Proxy Summary(continued)
If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote online during the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
2024 Proxy Statement	2

Proxy Summary(continued)
AUDIT COMMITTEE INTERNAL REVIEW AND RECENT BOARD ACTIONS
Overview
As previously disclosed, the Audit Committee, with the assistance of outside counsel, of the Board of Directors conducted an internal review in the first quarter of 2024 in response to an anonymous report made to the Chemours Ethics Hotline. The scope of the review included the processes for reviewing reports made to the Chemours Ethics Hotline, the Company’s practices for managing working capital, including the related impact on metrics within the Company’s incentive plans, certain non-GAAP metrics included in filings made with the U.S. Securities and Exchange Commission (“SEC”) or otherwise publicly released, and related disclosures. The Audit Committee completed its planned procedures with respect to its review and its findings determined that the Company’s then-Chief Executive Officer, then-Chief Financial Officer and then-Controller engaged in efforts in the fourth quarter of 2023 to delay payments to certain vendors and accelerate the collection of receivables, in part to meet free cash flow targets that the Company had communicated publicly, and which also would be part of a key metric for determining incentive compensation applicable to executive officers, and we refer to such efforts as “working capital timing actions.” The Audit Committee’s internal review determined that there was a lack of transparency with the Board by members of senior management who were engaging in these working capital timing actions.
Recent Board Actions
The Board has taken a number of steps to address the matters described above, including:
✓
Launching an internal review, led by the Audit Committee with assistance from independent outside counsel.

✓
Placing three senior executives on administrative leave.

✓
Appointing Denise Dignam as Interim Chief Executive Officer, who had previously led both our Titanium Technologies and Advanced Performance Materials businesses, and subsequently appointing Denise Dignam as President and Chief Executive Officer and a member of the Board on March 22, 2024.

✓
Appointing Matthew Abbott as Interim Chief Financial Officer, who has held senior officer roles in operational, accounting and internal audit areas during his time at Chemours and has prior experience as an audit partner, and initiating a search for a permanent Chief Financial Officer.

✓
In conjunction with the Compensation and Leadership Development Committee (“CLDC”), determining the calculation of free cash flow metrics by taking into account the net impact of the working capital timing actions, which reduced the payouts for incentive compensation tied to those metrics for all named executive officers. Further, the Board and CLDC exercised full negative discretion for the former Chief Executive Officer and former Chief Financial Officer. Specifically:

◦
Negative Discretion for AIP: The CLDC and the Board applied full negative discretion to reduce the 2023 Annual Incentive Plan (“AIP”) awards for the former Chief Executive Officer Mark E. Newman and former Chief Financial Officer Jonathan Lock to $0.

◦
Negative Discretion for PSUs: The CLDC and the Board applied full negative discretion to determine that the former Chief Executive Officer Mark E. Newman and former Chief Financial Officer Jonathan Lock would receive no payouts for the 2021-2023 Performance Share Unit (“PSU”) awards.

The Audit Committee and the full Board recognize that the steps taken to date were a step in the right direction, but that there is more to be done.
The Company is committed to taking steps necessary to remediate the control deficiencies that constituted the material weaknesses described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which we refer to as our Annual Report. We are actively engaged and have devoted substantial resources towards the implementation of enhanced procedures and controls and the remediation of material weaknesses in our internal control over financial reporting. We also engaged external legal, accounting, financial and other consulting and professional services firms to assist
2024 Proxy Statement	3

Proxy Summary(continued)
senior management in the development and execution of a comprehensive remediation plan. We describe in detail our initial and continuing remediation efforts in our Annual Report under Item 9A. Our Board has taken significant action and will continue to transparently communicate as further progress is made.
RECENT CORPORATE GOVERNANCE UPDATES
Our Board remains committed to representing the best interests of Chemours’ shareholders. As part of this commitment, the Board goes through regular refreshment with an emphasis on adding skilled directors with diverse backgrounds and experiences to the Board. The Board also regularly evaluates its structure and processes and considers ways in which it may enhance its oversight role. Recent actions the Board has taken include:
✓
Addition of Pamela Fletcher to the Board

◦
Pamela Fletcher joined our Board in February 2024. She is the former Senior Vice President and Chief Sustainability Officer of Delta Airlines, where she accelerated the company’s decarbonization effort through a holistic approach that applied innovation to achieve sustainability gains in both the aviation fleet and ground support fleet. Her career with General Motors Company spanned over 17 years, where she held various leadership roles including Vice President Electric Vehicles and Vice President Global Innovation. She brings invaluable experience working with, and commercializing, disruptive technologies in new markets.

✓
Addition of Alister Cowan to the Board and Two Committees

◦
Alister Cowan joined our Board in November 2023. He was recently appointed to serve on the Audit Committee, as well as our newly formed Environmental, Health, and Safety & Operational Performance Committee. He brings a depth of financial expertise to the Board from his over 30 years of experience in companies across the globe. As a former Chief Financial Officer, most recently at Suncor, he brings to the Board valuable insights and experience in financial operations, corporate development, and capital allocation.

✓
Creation of New Environmental, Health, and Safety & Operational Performance Committee

◦
The Board and each committee conduct an annual self-evaluation of its performance with a particular focus on overall effectiveness. As a result of previous years’ self-evaluation processes, the Board began to explore establishing a new standing committee for environmental, health, and safety and operational performance topics in early 2023. This process led the Board to determine it was prudent to establish a new standing committee for environmental, health, and safety and operational performance topics. The formation of this committee aligns with our commitment to our values, particularly our commitment to safe and responsible operations. Historically, the full Board has provided oversight of these topics and will continue to do so. This committee structure will enhance and support the Board in oversight of these matters.

✓
Appointment of Denise Dignam as President and Chief Executive Officer

◦
Denise Dignam was appointed President and CEO and a member of the Board on March 22, 2024, consistent with the Board’s succession planning process. Denise brings over 35 years of experience in the chemical industry where she has held senior roles in business and operations, sales and marketing, commercialization, and supply chain. She had served as Interim Chief Executive Officer since February 2024, and prior to that held the positions of President, Titanium Technologies (TT) segment, and President, Advanced Performance Materials (APM) segment — two businesses that represent in the aggregate over 68% of Chemours’ net sales in 2023. As President of Titanium Technologies, Ms. Dignam stood up the TT Transformation Plan, delivered significant operational savings in 2023, refocused the portfolio to deliver more customer value, and developed process improvements for better resource utilization across the manufacturing circuit. During her tenure on Advanced Performance Materials, she reshaped the portfolio to focus resources on secular growth opportunities in Clean Energy and Advanced Electronics. To further accelerate growth, she drove strategic partnerships and initiatives across the globe, and improved the overall cost structure of the business, laying the foundation for further cost optimization.

2024 Proxy Statement	4

Proxy Summary(continued)
CORPORATE GOVERNANCE HIGHLIGHTS
4.5 years Average Tenure of Director Nominees	56% Of Director Nominees are Diverse with Respect to Gender or Ethnic Diversity	89% Director Nominee Independence & Independent Board Chair	NEW Environmental, Health, and Safety & Operational Performance Committee
SUSTAINABILITY HIGHLIGHTS
Innovation and Sustainable Solutions	■ Announced the launch of our 50-50 joint venture with BWT FUMATECH Mobility GmbH to help meet demand which is critical for scaling the global hydrogen economy.
Environmental Leadership
■
In 2022, we signed a commitment with the Science Based Targets Initiative (SBTi) to establish science-based targets for scopes 1, 2, and 3 GHG emissions and continued our engagement in 2023 in line with expected validation timelines.

Community Impact
■
In 2023, awarded approximately $5.6 million in grants in support of our Vibrant Communities goal to improve lives by increasing access to STEM skills, safety initiatives, and sustainable environment programs within the communities where we operate.

Greatest Place to Work
■
In 2023, 100% of eligible employees met the annual corporate ethics and compliance training requirement by completing the Living Integrity Code of Conduct Training.

■
92% of our global workforce operates in areas with Great Place to Work® certification.

COMPENSATION HIGHLIGHTS
Pay-For-Performance
■
The 2023 AIP design was tied to our performance against financial and sustainability (previously ESG) metrics.

■
2023 CEO Pay elements are 88% at risk and NEOs are 72% at risk.

■
CLDC-led adjustments to incentive compensation metrics for working capital timing actions, and use of full negative discretion for former executive officers.

Annual Say-On-Pay	■ At Chemours’ 2023 Annual Meeting, shareholders approved the Company’s “Say-on-Pay” proposal with 96% of the votes cast in support of the executive compensation program.
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this report, including in “Executive Compensation — Compensation Discussion and Analysis.” These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report. Readers are cautioned not to place undue reliance on forward-looking
2024 Proxy Statement	5

Proxy Summary(continued)
statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.
This Proxy Statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
2024 Proxy Statement	6

Proposal 1 — Election of Directors
Nine current members of the Board are standing for re-election to hold office for a one-year term, or until their successors are duly elected and qualified.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Although Chemours knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. In that case, your shares will be voted for that other person.
DIRECTOR QUALIFICATION PROCESS
The Nominating and Corporate Governance Committee (“NCG Committee”) considers potential candidates suggested by Board members, as well as management, shareholders, search firms and others.
Our Corporate Governance Guidelines describe qualifications for directors. Directors are selected for their:
■
Integrity and character

■
Sound, independent judgment

■
Breadth of experience

■
Keen insight and knowledge

■
Business acumen

■
Significant professional accomplishments

The specific skills, experience and criteria the Board may consider, and which may vary over time depending on current needs, includes:
■
Leadership

■
Experience involving technological innovation

■
Relevant industry experience

■
Financial expertise

■
Corporate governance

■
Compensation and succession planning

■
Familiarity with issues affecting global businesses

■
Experience with worldwide business operations, strategy, and management

■
Cybersecurity

■
Environment, health, safety and sustainability

■
Risk management

■
Other board experience

■
Government service

Diversity in experience, gender and ethnicity that contribute to the total mix of viewpoints and experience represented on the Board, is also a key selection criterion. The Board’s commitment to diversity in its membership is reflected in how its diversity levels have evolved over time. From 2021 to 2023, the gender diversity on our Board and the racial or ethnic
2024 Proxy Statement	7

Proposal 1 — Election of Directors(continued)
diversity of our Board both increased. As of last year’s Annual Meeting, our Board was 44% diverse with respect to gender and 33% diverse with respect to race or ethnicity. The graph below depicts the Board’s diversity levels over time:
The Board has demonstrated a track record of diversity in its membership. Going forward, we will continue to ensure diversity is a central part of the Nominating and Corporate Governance Committee’s deliberations regarding potential director appointments and broader refreshment plans.
Directors are expected to devote the necessary time, energy, and attention to ensure diligent performance of their responsibilities. When selecting candidates for nomination, the NCG Committee considers these factors, among other items, to assure new directors have the highest personal and professional integrity. In addition, selected director nominees are required to have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interests of all shareholders. The NCG Committee will not nominate for election as a director, a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to the organization.
Once the NCG Committee has identified a prospective candidate, the NCG Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the NCG Committee with the recommendation of the prospective candidate, as well as the NCG Committee’s own knowledge of the prospective candidate. This may be supplemented by inquiries to the person making the recommendation or others.
The preliminary determination will be based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the NCG Committee determines, in consultation with the Chair of the Board and other Board members, that further consideration is warranted, it may gather additional information about the prospective nominee’s background and experience.
In connection with this evaluation, the NCG Committee will determine whether to interview the prospective nominee. One or more NCG Committee members and other directors, as appropriate, may interview the prospective nominee in person or by telephone. After completing its evaluation, the NCG Committee will decide whether to make a recommendation to the full Board for its consideration.
The NCG Committee evaluates director candidates suggested by shareholders, applying the factors for potential candidates described above, and considers the additional information provided by the shareholder or gathered by the NCG Committee.
2024 Proxy Statement	8

Proposal 1 — Election of Directors(continued)
Shareholders wishing to suggest a candidate for director should write to the Corporate Secretary.
A shareholder’s written communication to the Corporate Secretary should be delivered to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary. Shareholders who wish to nominate candidates for the Board of Directors must follow the procedures described under “2025 Annual Meeting of Shareholders — Procedures for Submitting Shareholder Proposals and Nominations” in this Proxy Statement on Page 83.
DIRECTOR NOMINEES
The following information describes certain information regarding our director nominees.
DIRECTOR NOMINEE COMPOSITION
DIRECTOR SKILLS, EXPERIENCE, AND BACKGROUND
The NCG Committee recommended to the Board the nominees named in this Proxy Statement. Based on this recommendation and each nominee’s credentials and experience outlined below, the Board has determined that each nominee will make a significant contribution to our Board, is willing to devote the necessary time, energy, and attention to assure diligent performance of their responsibilities, and should serve as a director of the Company.
Based on the processes described above and the Board’s ongoing commitment to refreshment and recruiting leadership with additive experiences, the NCG Committee appointed Pamela Fletcher to the Board in February 2024. Ms. Fletcher brings a depth of expertise in the industrials and sustainability space. She has led key initiatives while serving as the Senior Vice President and Chief of Sustainability of Delta Airlines. She applied innovative approaches to achieve sustainability gains in both the aviation and ground support fleet. Prior to joining Delta, Ms. Fletcher had an impressive career at General Motors where she held various leadership positions during her 17-year tenure. Additionally, in late 2023 we added Alister Cowan to our Board. Mr. Cowan has over 30 years of experience serving as a Chief Financial Officer in companies throughout Europe, New Zealand, and Canada. Our Board benefits from his perspectives and financial acumen developed during his distinguished career, along with his experience in corporate governance and boardroom leadership.
The following skills matrix and biographical information about each of the nominees includes information regarding the nominee’s service as a director, business experience, current or recent director positions, and the experiences, qualifications, attributes or skills that factored into the Board’s determination for nomination. The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board.
DIRECTOR SKILLS MATRIX
We maintain a skills matrix where directors indicate whether they have expertise and professional background in areas we believe are essential to serve on the Chemours Board of Directors. The table below lists these areas of expertise, as well as gender, race and ethnicity for our director nominees.
2024 Proxy Statement	9

Proposal 1 — Election of Directors(continued)
	CURTIS V. ANASTASIO	ALISTER COWAN	MARY B. CRANSTON	DENISE DIGNAM	DAWN L. FARRELL	PAMELA F. FLETCHER	ERIN N. KANE	SEAN D. KEOHANE	GUILLAUME PEPY
Leadership (Strategy and Execution)	■	■	■	■	■	■	■	■	■
Chemical Industry Experience	■	■	■	■			■	■
Financial Expertise	■	■	■	■	■		■	■	■
Global Business Strategy and Management	■	■	■	■	■	■	■	■	■
Global Business Operations	■	■	■	■	■	■	■	■	■
Corporate Governance	■	■	■	■	■	■	■	■	■
Other Board Experience	■	■	■	■	■	■	■	■	■
Technological Innovation	■	■	■	■	■	■	■	■	■
Compensation & Succession	■		■	■	■	■	■	■	■
Risk Management	■	■	■	■	■	■	■	■	■
Environmental, Health, Safety and Sustainability	■	■	■	■	■	■	■	■	■
Additional Experience
Marketing	■			■	■		■	■
Business Development	■	■		■	■	■	■	■	■
Mergers & Acquisitions	■	■	■		■	■			■
Investor Relations	■	■	■		■	■	■	■
Information Technology	■	■	■
Logistics & Supply Chain	■	■		■			■	■	■
Legal Expertise	■		■
Regulatory Experience	■	■	■		■	■			■
Cybersecurity	■	■	■
Gender
Female			■	■	■	■	■
Male	■	■						■	■
Race/Ethnicity
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White or Caucasian	■	■	■	■	■	■	■	■	■
2024 Proxy Statement	10

Proposal 1 — Election of Directors(continued)
DIRECTOR NOMINEES
CURTIS V. ANASTASIO
Director Since: 2015 Committee Memberships: Audit (Chair), Nominating & Corporate Governance Term of Office Expires: 2024 Age: 67
BUSINESS EXPERIENCE:
■
President, Chief Executive Officer and Executive Director of NuStar GP Holdings, LLC
(2006 to 2013)

■
President, Chief Executive Officer and Executive Director of NuStar Energy, L.P.
(2001 to 2013)

OTHER BOARDS AND POSITIONS
■
Par Pacific Holdings, Inc. (2014 to present)

■
Core Laboratories (2023 to present)

■
Chairman, GasLog Partners LP (2014 to 2023)

Reason for Nomination: Mr. Anastasio has leadership experience as both an executive officer and board member. As a former chief executive officer, he is able to provide the Board with valuable insight on global business management and financial matters which is further enhanced by his role as Audit Committee Chairman of Par Pacific Holdings, Inc. and as a former director and member of the Audit Committee of the Federal Reserve Bank of Dallas. Mr. Anastasio also provides valuable knowledge in the areas of energy, legal matters, logistics, marketing and mergers and acquisitions.

ALISTER COWAN
Director Since: 2023 Committee Memberships: Audit, Environmental, Health, and Safety & Operational Performance Term of Office Expires: 2024 Age: 59
BUSINESS EXPERIENCE:
■
Senior Advisor (2023), Chief Financial Officer (2014 to 2023) of Suncor Energy Inc.

■
Chief Financial Officer of Husky Energy, Inc. (2008 to 2014)

■
Executive Vice President, Finance and Chief Financial Officer of British Columbia Hydro and Power Authority (2004 to 2008)

■
Vice President, Finance of Direct Energy Services, Inc. (2003 to 2004)

■
Vice President and Comptroller (2000 to 2003) TransAlta Corporation, Chief Financial Officer, TransAlta New Zealand Ltd. (1998 to 2000), Group Treasurer (1997 to 1998), and Director, Finance (1996 to 1997) of TransAlta Corporation

OTHER BOARDS AND POSITIONS
■
Non-Executive Director of Great Canadian Oil Sands Ltd (2016)

Reason for Nomination: Mr. Cowan has over 30 years of financial expertise in various companies across the globe. As a former Chief Financial Officer, he brings to the Board valuable insights and experience in financial operations, corporate development, information technology strategy and capital allocation. He also has significant experience in corporate strategy and previously led the Investment Committee at Husky Energy Inc.

2024 Proxy Statement	11

Proposal 1 — Election of Directors(continued)
MARY B. CRANSTON
Director Since: 2015 Committee Memberships: Compensation and Leadership Development, Nominating & Corporate Governance (Chair) Term of Office Expires: 2024 Age: 76
BUSINESS EXPERIENCE:
■
Senior Partner and Chair Emeritus, Pillsbury Winthrop Shaw Pittman (2007 to 2011); Chair and Chief Executive Officer (1999 to 2006)

OTHER BOARDS AND POSITIONS
■
TPG, Inc. (2022 to present)

■
Visa, Inc. (2007 to 2022)

■
McAfee, Inc. (2018 to 2022)

■
MyoKardia, Inc. (2016 to 2020)

Reason for Nomination: Ms. Cranston has over 30 years of experience in mergers and acquisitions as a legal advisor and oversaw two large mergers while she was the Chief Executive Officer of Pillsbury. Ms. Cranston has experience in finance, risk management, legal, corporate governance, trade, antitrust, telecommunications, SEC enforcement and environmental law. Through her board positions, she has dealt with cybersecurity issues, stockholder activism and shareholder engagement.

DENISE DIGNAM
Director Since: 2024 Committee Memberships: President & CEO Term of Office Expires: 2024 Age: 58
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, The Chemours Company (2024 to present); President, Titanium Technologies (2023 to 2024); President, Advanced Performance Materials (2021 to 2023); Vice President of Global Operations, Fluoroproducts (2019 to 2023); Global Senior Business Director, Fluoropolymers (2016 to 2019); North American Business Director, Fluoropolymers (2015 to 2016)

■
Director of Global Supply Chain, Fluoroproducts, DuPont (2013 to 2014); Global Business Manager, Sulfur Products (2009 to 2013); Global Sales Manager, Clean Technologies (2007 to 2009)

OTHER BOARDS AND POSITIONS
■
National Mining Association (2023 to present)

■
Kulicke & Soffa Industries (2023 to present)

■
United States Chamber of Commerce (2022 to 2023)

Reason for Nomination: Ms. Dignam has been with Chemours since its launch as a publicly-traded company, proving herself as an instrumental leader of the organization. She possesses more than 35 years of experience in the chemicals industry where she has held senior roles in business and operations, sales and marketing, commercialization, and supply chain. Most recently, she led the Titanium Technologies segment, delivering significant operational savings, refocusing the portfolio, and developing process improvement for better resource utilization.

2024 Proxy Statement	12

Proposal 1 — Election of Directors(continued)
DAWN F. FARRELL
Director Since: 2015 Committee Memberships: Chair of the Board Term of Office Expires: 2024 Age: 64
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, Trans Mountain Corporation (2022 to present)

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President and Chief Executive Officer, TransAlta Corporation (2012 to 2021)

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Chief Operating Officer, TransAlta Corporation (2009 to 2011); Executive Vice President, Commercial Operations and Development (2007 to 2009)

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Executive Vice President of Generation, BC Hydro (2003 to 2006)

OTHER BOARDS AND POSITIONS
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Portland General Electric (“PGE”) (2022 to present)

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Mount Royal University, Chancellor (2020 to present)

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Canada Natural Resources, Ltd. (2021 to 2022)

Reason for Nomination: Mrs. Farrell is a former chief executive officer and a board member for several publicly traded companies. She provides leadership insight to the Board in global business management and operations, shareholder relations, risk management and financial matters. Mrs. Farrell also has experience in business strategy, generation operations, large acquisitions, major regulatory and financing negotiations, and environmental, health and safety programs.

PAMELA F. FLETCHER
Director Since: 2024 Committee Memberships: Compensation and Leadership Development, Nominating and Corporate Governance Term of Office Expires: 2024 Age: 57
BUSINESS EXPERIENCE:
■
Senior Vice President and Chief Sustainability Officer, Delta Airlines (2022 to 2023)

■
Vice President Global Innovation (2018 to 2022) General Motors Company; Vice President Electric Vehicles (2017 to 2018); Executive Chief Engineer Autonomous and Electric Vehicles and New Technology (2012 to 2016), Chief Engineer Chevrolet Volt Propulsion System (2008 to 2011)

OTHER BOARDS AND POSITIONS
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Lumentum Holdings (2023 to present)

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Coherent, Inc. (2017 to 2022)

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Hughes Research Lab (2018 to 2020)

Reason for Nomination: Ms. Fletcher brings a wealth of experience in the industrials space. In her role as Senior Vice President and Chief Sustainability Officer of Delta Airlines, she accelerated the company’s decarbonization efforts through a holistic approach that applied innovative sustainability gains in both the aviation fleet and ground support fleet.
Her impressive 17-year career at General Motors which covered multiple leadership roles provides her with unique industry knowledge global business operations, engineering, technology and sustainability. Notably, Ms. Fletcher spearheaded the development and commercialization of electric vehicles and related technologies in her roles as Vice President Electric Vehicles and Executive Chief Engineer Electric and Autonomous Vehicles and New Technology.

2024 Proxy Statement	13

Proposal 1 — Election of Directors(continued)
ERIN N. KANE
Director Since: 2019 Committee Memberships: Audit, Compensation and Leadership Development, Environmental, Health, and Safety & Operational Performance Term of Office Expires: 2024 Age: 47
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, AdvanSix Inc.(2016 to present)

■
Vice President and General Manager, Resins and Chemicals, Honeywell (2014 to 2016); Business Director, Chemical Intermediates, (2011 to 2014); Global Marketing Manager, Resins and Chemicals (2008 to 2011); Global Marketing Manager, Authentication Technologies (2006 to 2008); Product Marketing Manager, Specialty Additives (2004 to 2006); Six Sigma Blackbelt, Specialty Materials (2002 to 2004)

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Six Sigma and Process Engineering, Elementis Specialties and Kvaerner Process (prior to 2002)

OTHER BOARDS AND POSITIONS
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American Chemistry Council (2017 to present)

■
American Institute of Chemical Engineers (2019 to 2021)

Reason for Nomination: Ms. Kane brings an extensive background in the chemical industry and global manufacturing to the Board. In her role as Chief Executive Officer, she led the spin-off of AdvanSix into an independent, NYSE-listed public company in 2016 and its continued growth as a chemistry company. Her background provides her with unique industry knowledge in business operations and strategy, engineering technology, health safety and environmental matters, operational excellence as well as executive management and corporate governance.

SEAN D. KEOHANE
Director Since: 2018 Committee Memberships: Compensation and Leadership Development (Chair), Nominating and Corporate Governance Term of Office Expires: 2024 Age: 56
BUSINESS EXPERIENCE:
■
President and Chief Executive Officer, Cabot Corporation (2016 to present)

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Executive Vice President, Reinforcement Materials, Cabot Corporation (2014 to 2016); Senior Vice President, Performance Chemicals (2012 to 2014); Vice President and General Manager, Performance Chemicals (2008 to 2012); Vice President (2005 to 2008); joined Cabot Corporation (2002)

■
General Management positions, Pratt & Whitney, a division of United Technologies (prior to 2002)

OTHER BOARDS AND POSITIONS
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American Chemistry Council (2016 to present)

Reason for Nomination: Mr. Keohane has a deep understanding of the international chemicals industry. As Chief Executive Officer of Cabot Corporation, Mr. Keohane brings an expertise in commercial and operational excellence, a commitment to safety, health and environmental leadership, and a strong track record of business development in international markets, particularly China. Mr. Keohane’s profound knowledge and expertise in commercializing technology, risk management and broad financial matters including investor relations are a key benefit to our Board of Directors.

2024 Proxy Statement	14

Proposal 1 — Election of Directors(continued)
GUILLAUME PEPY
Director Since: 2022 Committee Memberships: Audit, Environmental, Health, and Safety & Operational Performance Term of Office Expires: 2024 Age: 65
BUSINESS EXPERIENCE:
■
Chairman and Chief Executive Officer, Societe Nationale SNCF SA (2008 to 2019), Chief Operating Officer (2003 to 2008), Deputy Chief Executive Officer (1998 to 2003), Head of Mainland Services (TGV) (1997 to 1998)

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Deputy Chief Executive Officer, B2B Markets, Taylor Nelson Sofres SA (1996 to 1997)

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Chief Strategy Officer and Investment Director, SNCF (1993 to 1995)

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Chief of Staff to Minister of Labour, French Government (1991 to 1993), Chief of Staff to Minister of Labour (1990 to 1991)

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Chief of Staff, SNCF (1989 to 1990)

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Advisor to Minister of Budget, French Government (1988 to 1989)

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Deputy General Secretary, Council of State (1984 to 1988)

OTHER BOARDS AND POSITIONS
■
Chairman to Orpea Group (2022 to present)

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Salesforce, Inc., EMEA Advisory Board (2020 to present)

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LYDEC (Suez Morocco), Chairman (2021 to 2022)

Reason for Nomination: Mr. Pepy brings a wealth of public and government sector experience to the Board in addition to expert perspective and insights into the regulatory and environmental landscapes in Europe. With his history of leading successful business transformations, Mr. Pepy’s executive and board skills will continue to support and guide our management team in their day-to-day executive decision-making. While serving as Chief Executive Officer, Mr. Pepy had experience supervising principal financial officers and accounting personnel. He also served as Chair or Member of several Audit and Risk Committees.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NINE DIRECTOR NOMINEES
2024 Proxy Statement	15

Corporate Governance
CORPORATE GOVERNANCE HIGHLIGHTS
■
All directors elected annually

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All non-employee director nominees are independent

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Independent Board Chair

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Highly qualified directors reflect broad and diverse mix of business backgrounds, skills and experiences

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Board Refreshment — onboarded new directors in 2018, 2019, 2021, 2022, 2023 and 2024

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56% of our Director nominees are diverse based on gender or ethnicity

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4 of 5 Audit Committee members are “audit committee financial experts”

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Majority voting for uncontested elections with a director resignation policy

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Executive sessions of independent directors at each regularly scheduled Board meeting

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Elimination of supermajority voting provision recommended and submitted for shareholder vote in 2018 and in 2021

■
NCG Committee responsible for sustainability oversight

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Established the Environmental, Health, and Safety & Operational Performance Committee (“EHS & O”)

■
Clawback (with express linkage to Code of Conduct and other corporate policies) and Anti-Hedging policies and adopted Executive Officer Clawback policy in compliance with SEC Rule 10D-1 and NYSE Listing Standards

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Directors and Officers must meet share ownership guidelines

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Annual Board and Committee self-evaluations

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Commitment to sustainability as described in the highlights on Page 17

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Enhanced Director Code of Conduct in 2023

CORPORATE GOVERNANCE PRACTICES
The Board is committed to the highest standards of corporate governance, which is essential for sustained success and long-term shareholder value.
The Board adopted Corporate Governance Guidelines which provide the framework for the Board’s corporate governance. The NCG Committee annually reviews and assesses the Corporate Governance Guidelines and recommends changes to the Board as appropriate. Among other things, the Corporate Governance Guidelines provide that:
■
Independent directors meet regularly in executive session in conjunction with regularly scheduled Board meetings

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Directors have access to the organization’s management and advisors, and are encouraged to visit the corporate facilities

■
As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors

■
The Board will conduct an annual self-evaluation of its performance with a particular focus on overall effectiveness

Spotlight: Board Evaluation in Action

The Board and each committee make an annual self-evaluation of its performance with a particular focus on overall effectiveness. The Nominating and Corporate Governance Committee is responsible for overseeing the self-evaluation process.

As a result of previous years’ self-evaluation processes, the Board began to explore establishing a new standing committee for environmental, health, and safety and operational performance topics in early 2023. This process led the Board to determine it was prudent to establish a new standing committee for environmental, health, and safety and operational performance topics. The formation of this committee aligns with our commitment to our values, particularly our commitment to safe and responsible operations. Historically, the full Board has provided oversight of these topics and will continue to do so. This committee structure will enhance and support the Board in oversight of these matters.

2024 Proxy Statement	16

Corporate Governance(continued)
■
Directors will avoid any actual or potential conflicts with the interests of the Company, and if any actual or potential conflicts develop, will report all facts to the Board in a timely manner to resolve the conflict, or the director may resign

■
Shareholders and others interested in communicating directly with the Board, Chair or other independent director may do so by writing to the Corporate Secretary. The Board’s independent directors have approved procedures for handling such correspondence received by the Company and addressed to the Board

The Corporate Governance Guidelines, along with the Charters of the Board Committees, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller, and Code of Business Conduct and Ethics for the Board of Directors are available on the Company’s website at www.chemours.com under the heading “Investor Relations” and then “Corporate Governance.”
SUSTAINABILITY HIGHLIGHTS
The world increasingly expects companies to provide essential products, responsibly. At Chemours, we share those expectations, which is why sustainability, and our commitment to it, are embedded in everything we do. We are committed to making chemistry as responsible as it is essential and have set forth Corporate Responsibility Commitment (CRC) goals in four core areas — Innovation & Sustainable Solutions, Environmental Leadership, Community Impact and Greatest Place to Work For All. The following table shows the alignment between our CRC goals and the United Nations Sustainable Development Goals.

Our Pillars	Our 2030 CRC Goals	UN SDGs
INNOVATION AND SUSTAINABLE SOLUTIONS	**Sustainable Offerings** › Ensure that 50% or more of our revenue comes from offerings that make a specific contribution to the UN SDGs	2, 3, 6, 7, 8, 9, 11, 12, 13
	Sustainable Supply Chain › Establish a baseline for the sustainability performance of 80% of suppliers by spend and demonstrate 15% improvement	5, 6, 8, 10, 12, 13, 15
ENVIRONMENTAL LEADERSHIP	**Climate** › Reduce absolute GHG emissions from operations by 60% › Journey to net-zero operations by 2050	7, 8, 12, 13
	Water › Reduce air and water process emissions of FOCs by 99% or more	6, 8, 12, 14
	Waste › Reduce our landfill volume intensity by 70%	8, 12, 15
COMMUNITY IMPACT	**Vibrant Communities** › Invest $50 million in our communities to improve lives by increasing access to STEM skills, safety initiatives, and sustainable environment programs	4, 6, 8, 11, 15
GREATEST PLACE TO WORK FOR ALL	**Empowered Employees** › Fill 50% of director level positions and above with women globally › Fill 35% of all positions globally with women › Fill 30% of all U.S. positions with ethnically diverse employees	3, 4, 5, 8, 10, 18
	Safety Excellence › Improve employee, contractor, process, and distribution safety performance by at least 75%	8

SUSTAINABLE DEVELOPMENT GOALS

2024 Proxy Statement	17

Corporate Governance(continued)
INNOVATION & SUSTAINABLE SOLUTIONS

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Announced the launch of our 50-50 joint venture with BWT FUMATECH Mobility GmbH that focuses on accelerating the capacity to manufacture fuel cell and humidifier membranes for mobility applications and will expedite the supply of membranes to original equipment manufacturers (OEMs) to help meet demand which is critical for scaling the global hydrogen economy.

■
Executed a memorandum of understanding (MOU) with TC Energy for the potential development of two electrolysis-based hydrogen production facilities at or near Chemours’ Washington Works and Belle manufacturing sites in West Virginia. The MOU supports the companies’ participation in and goals of the Appalachian Regional Clean Hydrogen Hub (ARCH2) in West Virginia.

■
Our Thermal & Specialized Solutions business announced their international F-gas lifecycle program which aims to advance safe, global recovery, reclaim and reuse across Chemours’ production portfolio.

■
Met and surpassed our Sustainable Supply Chain goal by assessing sustainability performance of 81% of suppliers by addressable spend, and obtaining a 24% improvement in supplier sustainability performance; in addition, 85% of our supplier partners are above the average threshold of all companies rated by EcoVadis.

ENVIRONMENTAL LEADERSHIP

■
In 2022, we signed a commitment with the Science Based Targets Initiative (SBTi) to establish science-based targets for scopes 1, 2, and 3 GHG emissions and continued our engagement in 2023 in line with expected validation timelines.

■
One operating site renewed its Wildlife Habitat Council program and received Gold level certification. As of year-end 2023, we have six total certified sites.

■
As of year-end 2022, we achieved a 30% absolute reduction in Scope 1 and 2 GHG emissions since 2018 and we achieved a 53% reduction in fluorinated organic chemical (FOC) process emissions to air and water since 2018.

■
Received two awards from the U.S. Department of Energy (DOE) through the Better Building, Better Plants Initiative. The Better Practice Award recognized Chemours for our corporate roadmap to address Scope 1 emissions by reducing FOC process emissions and the Better Project Award recognized a boiler optimization project at the Louisville Works site in Louisville, Kentucky.

■
Since the issuance of our 2022 Sustainability Report, we’ve made additional progress on initiatives that fall under our Environmental Leadership pillar. For example, at our Dordrecht, Netherlands site we completed emissions abatement projects that will reduce FOC process emissions by 80% from the site permitted baseline, and have committed to an additional 30,000 MWh per year of renewable power executed in 2023 to the regional grid at our Changshu, China and Starke, Florida locations.

2024 Proxy Statement	18

Corporate Governance(continued)
COMMUNITY IMPACT

■
Awarded approximately $5.6 million in grants in 2023 in support of our Vibrant Communities goal to improve lives by increasing access to STEM skills, safety initiatives, and sustainable environment programs within the communities where we operate.

■
Broke ground at Eastside Charter School on a new 24,000 square foot community STEM facility — the Chemours STEM Hub — which will serve as an access point for STEM education and other development opportunities in Wilmington, Delaware. The Hub is anticipated to be completed by the start of the 2024-2025 school year.

■
Expanded ChemFEST, our middle school partnership programs, at 5 sites in Belgium, Kentucky, North Carolina, Texas and West Virginia.

GREATEST PLACE TO WORK FOR ALL

■
In 2023, our teams in Germany, France, Singapore, Taiwan, and Thailand achieved new Great Place to Work® certifications and our teams in Belgium, Brazil, Greater China, India, Japan, Mexico, South Korea, Spain, Switzerland and the US maintained their Great Place to Work® status. Altogether, 92% of our global workforce operates in areas with Great Place to Work® certification.

■
In 2023, 100% of eligible employees met the annual corporate ethics and compliance training requirement by completing the Living Integrity Code of Conduct Training.

■
As of December 31, 2023, our global gender diversity was 24%, our women in director level and above was at 36%, and our US ethnicity was 21%, as we continue to progress our 2030 diversity goals.

■
Chemours has a comprehensive approach to cybersecurity, which includes a robust cybersecurity education focused on cyber risk and prevention measures, using online situational awareness training and continuous phishing simulations.

2024 Proxy Statement	19

Corporate Governance(continued)
EXTERNAL

BOARD OVERSIGHT OF SUSTAINABILITY
Because sustainability matters are integral to our growth and long-term success, we believe that a two-tiered level of oversight provides the best avenue to integrate sustainability risks and opportunities into our overall business strategy and help us meet the changing demands of all our stakeholders — customers, partners, investors, employees and communities.
FULL BOARD OF DIRECTORS
Sustainability Strategy, Standards, Goals, Performance
Audit Committee Enterprise Risk Management, Cybersecurity Risk	Compensation and Leadership Development Committee Human Capital Management, Recruitment, Development & Retention	Environmental, Health, and Safety & Operational Performance EHS Protection Programs, Policies and Practices, Manufacturing Operational Performance	Nominating and Corporate Governance Committee Corporate Governance, Policies, Processes, Sustainability and ESG Performance Metrics
Sustainability is embedded in our business processes, guides how we manage and operate our manufacturing sites, and inspires the new products and offerings we bring to market. Our growth strategy is directly linked to sustainability. Proposed corporate transactions and overall corporate strategy are reviewed by the full Board with input from management on sustainability risks and opportunities. Our Board and its Committees receive regular updates from senior management on sustainability matters, including environmental, health and safety (EHS), social issues, regulatory actions and product stewardship.
Under the oversight of our Board, senior management continues to execute on our CRC goals. With the Board’s guidance, we have developed and are advancing progress on goals for climate change, water stewardship, waste management, diversity and inclusion, safety, product sustainability and sustainable sourcing. See update on Page 17.
To view our Sustainability Report and learn more about our goals, go to: https://www.chemours.com/en/sustainability
BOARD LEADERSHIP STRUCTURE
Mrs. Dawn L. Farrell serves as the Chair of the Board, a position she has held since January 1, 2022, after serving as the Company’s Lead Independent Director from July 1, 2021 to December 31, 2021. The Company’s governing documents allow the roles of Chair and Chief Executive Officer (CEO) to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separated or combined based on our needs and the Board’s assessment of the Company’s leadership from time to time. If the Board does not have an independent chairperson, the Board will appoint a Lead Independent Director and determine the Lead Independent Director’s duties and responsibilities. The Board will periodically consider the advantages of having an independent Chair or a combined Chair and CEO and is open to different structures as circumstances may warrant.
2024 Proxy Statement	20

Corporate Governance(continued)
At this time, the Board has determined that separating the roles of Chair and CEO serves our best interests and that of our shareholders. Our CEO and senior management, working with the Board, set the strategic direction for the organization, and the CEO provides day-to-day leadership. The independent Chair leads the Board in the performance of its duties and serves as the principal liaison between the independent directors and the CEO.
DIRECTOR INDEPENDENCE
The NCG Committee is responsible for reviewing the qualifications and independence of members of the Board and its various committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members’ qualifications as independent, as well as consideration of skills and experience specific to the needs of the Board.
Director nominees are recommended to the Board by the Committee in accordance with the policies and principles in its Charter. The ultimate responsibility for selection of director nominees resides with the Board. The qualifications that the Board considers when nominating directors is discussed in more detail under “Director Qualification Process” in this Proxy Statement.
Independent Directors
The Board assesses the independence of directors and examines the nature and extent of any relations between the Company and directors, their families and their affiliates. The Corporate Governance Guidelines provide that a director is “independent” if he or she satisfies the New York Stock Exchange (NYSE) Listing Standards on director independence and the Board affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has determined that, with the exception of our CEO, Denise Dignam, each of the director nominees — Curtis V. Anastasio, Alister Cowan, Mary B. Cranston, Dawn L. Farrell, Pamela F. Fletcher, Erin N. Kane, Sean D. Keohane, and Guillaume Pepy — are independent.
Independent Committees
All members serving on the Audit Committee, the CLDC and the NCG Committee must be independent as defined by the Corporate Governance Guidelines.
In addition, Audit Committee members must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. Each CLDC member must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees and be a “non- employee director” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Board has determined that each member of the Audit Committee, the CLDC, and the NCG Committee meets the requisite independence and related requirements.
OVERSIGHT OF RISK MANAGEMENT
The Board of Directors is responsible for oversight of risk management, and its leadership structure, and the Chemours Executive Team (“CET”) is accountable for risk management, which is integrated into our annual strategic planning and business and functional managing processes. Risk management is embedded into our line organizations and part of regular, managing processes. There is an established risk assessment cadence, methodology, and systemic approach to risk management throughout the year within the Company with regular and robust risk reporting to management.
The Audit Committee oversees the risk management process, while the full Board oversees the top risks and mitigation actions of the Company. In fulfilling its risk oversight responsibility, the Board receives various management and Board Committee reports and meets with the full CET twice per year to discuss risk management. It also engages in periodic discussions with the Company’s officers, as it may deem appropriate. In addition, each of the Board Committees considers the risks within its areas of responsibility. For example, the Audit Committee focuses on risks inherent in the Company’s accounting, financial reporting and internal controls and oversees the Company’s cybersecurity and information security programs.
2024 Proxy Statement	21

Corporate Governance(continued)
The CLDC considers the risks that may be implicated by the Company’s incentive compensation program. The CLDC’s assessment of risk related to compensation practices is discussed in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement.
The NCG Committee considers risks that may be implicated by the Company’s political contributions and lobbying expenses as well as any transactions between the Company and related persons. The NCG Committee also oversees the director education program. The NGC Committee’s risk oversight responsibilities are discussed in more detail under “Certain Relationships and Transactions” in this Proxy Statement.
The EHS & O Committee provides oversight of the Company’s environmental, health and safety risks, and reviews the Company’s programs for identifying, assessing, managing, and mitigating such risks.
SUCCESSION PLANNING
The CLDC, on behalf of the Board, oversees the succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspective on potential candidates from outside the organization. The Board makes available, on a continuing basis, the CEO’s succession recommendation(s) should he or she be unexpectedly unable to serve. The CEO also provides the Board with an assessment of potential successors to key positions.
The Board’s approach to regular succession planning for both planned and unplanned transitions enabled the appointment of two experienced and capable leaders from within Chemours to fill the roles of CEO and Interim CFO. Denise Dignam, who was appointed Interim CEO and has since been appointed President and Chief Executive Officer, has experience leading two businesses that represented over 68% of Chemours’ Net Sales in 2023. Matthew Abbott, who serves as Interim CFO, has an extensive background in operational, accounting and internal audit areas during his time at Chemours and as a former audit partner at PricewaterhouseCoopers LLP.
DIRECTOR EDUCATION
New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The NCG Committee is responsible for providing guidance on directors’ continuing education, and actively monitors and encourages director education opportunities.
CODE OF CONDUCT
The Company is committed to high standards of ethical conduct and professionalism, and the Company’s Code of Conduct confirms the commitment to ethical behavior in the conduct of all activities.
In furtherance of this commitment, the Company has adopted a Code of Conduct, a Code of Business Conduct and Ethics for the Board of Directors, and a Code of Ethics for the CEO, CFO and Controller.
■
The Code of Conduct applies to all directors, officers (including the CEO, CFO and Controller) and employees of Chemours, and it sets forth the Company’s policies and expectations on a number of topics including avoiding conflicts of interest, confidentiality, insider trading, protection of Chemours and customer property, and providing a proper and professional work environment. The Code of Conduct sets forth a worldwide toll-free and Internet-based ethics hotline, which employees can use to communicate any ethics-related concerns, and the Company provides training on ethics and compliance topics for employees.

■
The Code of Business Conduct and Ethics for the Board of Directors applies to all directors, and is intended to (i) foster the highest ethical standards and integrity; (ii) focus the Board and each director on areas of potential ethical risk and conflicts of interest; (iii) guide directors in recognizing and dealing with ethical issues; establish reporting mechanisms; and promote a culture of honesty and accountability.

2024 Proxy Statement	22

Corporate Governance(continued)
■
The Code of Ethics for the CEO, CFO and Controller applies to those three executive officers. This Code sets forth the standards of conduct that the CEO, CFO and Controller must uphold while performing his or her duties.

■
Each year, the Company trains 100% of its employees on the Code of Conduct.

■
In order to continuously improve and evolve its compliance program, the Company engages in regular risk assessments and conducts root cause analyses of any confirmed instances of ethical misconduct.

In fiscal year 2023, there were no waivers of any provisions of  (i) the Code of Conduct; (ii) the Code of Business Conduct and Ethics for the Board of Directors; or (iii) the Code of Ethics for the CEO, CFO and Controller. In the event the Company amends or waives any provision of any Code of Conduct or Code of Ethics that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K promulgated under the Exchange Act, the Company intends to disclose these actions on the Company website at www.chemours.com.
SHAREHOLDER ENGAGEMENT
We maintain a very active and broad-based investor relations outreach program to solicit input and to communicate with shareholders on various aspects related to our business and strategy. We also speak to shareholders about governance matters, including our corporate governance profile and our sustainability ambitions and CRC goal progress. Throughout the year, our investor relations team and some of our executive officers and other key employees speak with shareholders at investor conferences, at in-person meetings and in phone conversations.
Following the recent events discussed in this proxy statement and our Annual Report, the Company has commenced a formal process to reach out to our significant stockholders to meet with them to introduce our new President and CEO and help us better understand the views of our investors on key topics, including our Audit Committee review and the Company’s remediation plan for the material weaknesses in the Company’s internal control over financial reporting disclosed in our Annual Report. This process, which includes the active involvement of our President and CEO and members of our Board, will continue following the filing of this proxy statement.
In 2018, and again in 2021, we proposed and recommended that shareholders vote in favor of eliminating the provisions in our Certificate of Incorporation that require an 80% supermajority vote of shareholders. Despite the Company’s significant efforts and the time and expense associated with the solicitation, each vote to eliminate the supermajority provisions fell significantly short of the 80% threshold (receiving the support of only 73.8% of the outstanding shares in 2018, and only 70.9% of the outstanding shares in 2021).
As described in our proxy statement for our 2020 Annual Meeting of Shareholders, the Company undertook, at the direction of the Nominating and Corporate Governance Committee of our Board, an extensive outreach of our shareholders to assess whether the shareholders generally would encourage us to seek to resubmit the proposal for the approval of shareholders at another annual meeting. A significant majority of our shareholders with whom we spoke at that time, and since, have not raised the supermajority voting provisions as an area of concern. For this reason, due to the time and expense associated with resubmitting another supermajority proposal, combined with the unlikelihood of meeting the high voting standard, our Board, at the recommendation of the Nominating and Corporate Governance Committee, determined not to resubmit the proposal at the 2022 annual meeting or at subsequent annual meetings. If, in the course of our ongoing outreach efforts, shareholders express a significant desire to revisit the supermajority voting provisions, we would consider submitting a proposal to remove them at our 2025 Annual Meeting of Shareholders.
POLICY ON HEDGING TRANSACTIONS
We have adopted a policy that prohibits all officers and directors and all employees that receive or have access to material nonpublic information about the Company from engaging in transactions in publicly traded options, puts, calls or other derivative securities and from entering into hedges or swaps involving the Company’s securities. Officers and directors are also prohibited from pledging Chemours securities as collateral for a loan without special exception.
2024 Proxy Statement	23

Board Structure and Committee Composition
The Board currently has four standing Committees: the Audit Committee, the CLDC, EHS & O, and the NCG Committee.
The table below reflects the composition of each Committee as of April 3, 2024.
	AUDIT COMMITTEE	CLDC	EHS & O COMMITTEE(1)	NCG COMMITTEE
Curtis V. Anastasio	C			X
Alister Cowan	X		X
Mary B. Cranston		X		C
Pamela F. Fletcher		X		X
Erin N. Kane	X	X	C
Sean D. Keohane		C		X
Guillaume Pepy	X		X
Sandra Phillips Rogers(2)	X			X
X = Member			C = CHAIR

(1)
The EHS & O Committee was formed on 2/12/2024. There were no meetings held in fiscal year 2023.

(2)
Sandra Phillips Rogers has informed the Board of her decision to not seek re-election to the Board at the Company’s 2024 Annual Meeting.

The Board met eleven times during fiscal year 2023. The Audit Committee met four times during fiscal year 2023, the CLDC met eight times during fiscal year 2023 and the NCG Committee met four times during fiscal year 2023. Each director attended at least 75% of the aggregate number of meetings of the Board and of its committees on which he or she served. Eight of the nine directors who served on the Board at the time of the 2023 Annual Meeting of the Shareholders attended our meeting. Our Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Shareholders.
Each Committee operates under a written charter. The Charters are available on our corporate website, www.chemours.com, under the heading “Investor Relations” and subheading “Corporate Governance.” The principal functions of each Committee are summarized below.
AUDIT COMMITTEE
The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter and include, among other duties, the fulfillment of its and the Board’s oversight responsibilities relating to:
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The integrity of the financial statements of the Company

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The qualifications and independence of the Company’s independent auditor, and in connection with the Committee’s oversight in this regard, the Chair of the Audit Committee is engaged in the selection process for the audit engagement partner

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The performance of the Company’s internal audit function and independent auditors

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Compliance by the Company with legal and regulatory requirements

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The Company’s cybersecurity and information security programs

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Conducting an annual Committee self-assessment and an assessment of the independent audit firm, and reporting the results to the full Board

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Conducting a quarterly review of the Company’s cybersecurity and information security programs and processes for assessing, identifying, and managing material risks from cybersecurity threats, as well as whether any such risks have affected or are reasonably likely to affect the Company, and the process for complying with any related disclosure requirements

2024 Proxy Statement	24

Board Structure and Committee Composition(continued)
The Audit Committee consists entirely of independent directors, and each meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. Each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. Additionally, the Board of Directors has determined, in its business judgment, that four of the five members of the Audit Committee are “audit committee financial experts” for purposes of the rules of the SEC.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
The responsibilities of the CLDC are more fully described in the CLDC Charter and include, among other duties:
■
Assess current and future senior leadership talent, including their development and the succession plans of key management positions (other than CEO)

■
Assist the Board in CEO succession planning, including providing oversight of the CEO’s succession planning process

■
Conduct an annual review of the Company’s diversity talent, as well as diversity representation on the slate for key positions

■
Oversee the performance evaluation of the CEO based on input from other independent directors versus Board- approved goals and objectives

■
Recommend to the independent members of the Board, compensation, including severance agreements as appropriate, for the CEO

■
Review and approve compensation and employment arrangements, including equity compensation plans, bonus plans and severance agreements as appropriate, of the CEO and other senior executive officers

■
Review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk- taking, review and discuss at least annually the relationship between risk management policies and practices and compensation and evaluate compensation policies and practices that could mitigate any such risk. Review and approve the Compensation Discussion and Analysis and the Committee report, and other executive compensation disclosures, as required to be included in the Company’s applicable SEC filings

■
Conduct an annual Committee self-assessment and an assessment of the independent compensation consultant and report the results to the full Board

The CLDC consists entirely of independent directors, and each member meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees; and is a “non- employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2023, none of the members of the CLDC was an officer or employee of the Company. No executive officer of the Company served on the compensation committee (or other board committee performing equivalent functions) or on the board of directors of any company having an executive officer who served on the CLDC or the Board.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The responsibilities of the NCG Committee are more fully described in the NCG Committee Charter and include, among other duties:
■
Develop and recommend to the Board of Directors a set of corporate governance guidelines

■
Identify individuals qualified to become Board members consistent with criteria approved by the Board and recommend to the Board nominees for election as directors, including nominees whom the Board proposes for election as directors at the Annual Meeting

2024 Proxy Statement	25

Board Structure and Committee Composition(continued)
■
Review and approve any transaction between the Company and any related person in accordance with the Company’s policies and procedures for transactions with related persons

■
Oversee our corporate governance practices, including reviewing and recommending to the Board of Directors for approval any changes to the Company’s Code of Conduct, Certificate of Incorporation, Bylaws and Committee Charters

■
Oversee the Company’s policies, performance, and reporting in the areas of sustainability, including environmental, social, governance, and the Corporate Responsibility Commitment 2030 Goals

■
Conduct an annual assessment of the Committee’s performance, oversee the self-evaluation process of the entire Board of Directors and its other Committees, establish the evaluation criteria, implement the process and report its findings on the process to the Board of Directors

■
The NCG Committee consists entirely of independent directors, and each meets the independence requirements set forth in the NYSE Listing Standards

ENVIRONMENTAL, HEALTH, AND SAFETY & OPERATIONAL PERFORMANCE COMMITTEE
The responsibilities of the EHS&O Committee are more fully described in the EHS&O Committee Charter and include, among other duties:
■
Review with management and make recommendations to the Board regarding the effectiveness of the Company’s environmental, health, and safety protection programs

■
Review with management developments and trends related to environmental, health, and safety protection that may impact the Company

■
Assist the Board in overseeing the assessment and management of environmental, health, and safety risks

■
Review and discuss the adequacy of the Company’s resources dedicated to environmental, health, and safety programs

■
Review with management the Company’s manufacturing operational performance programs

■
Assist the Board in ensuring operational performance excellence at the Company’s manufacturing facilities

2024 Proxy Statement	26

Director Compensation
OVERVIEW
Non-employee directors receive compensation for Board service, which is designed to fairly compensate them for their Board responsibilities and align their interests with the long-term interests of shareholders. The NCG Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors’ compensation.
During fiscal year 2023, non-employee directors were entitled to the following annual retainers:
FISCAL YEAR 2023 DIRECTOR RETAINERS
Annual Retainer(1)	$100,000
Annual Equity Award(2)	$160,000
Non-Executive Chair Retainer(1)	$150,000
Audit Committee Chair Retainer(1)	$22,500
Compensation and Leadership Development Committee Chair Retainer(1)	$17,500
Nominating and Corporate Governance Committee Chair Retainer(1)	$17,500

(1)
Amounts payable in cash may be deferred pursuant to The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (the “Directors Deferred Compensation Plan”), which is described further below.

(2)
Equity awards are valued as of the grant date and rounded down to the nearest whole share. Equity awards may be deferred pursuant to Directors Deferred Compensation Plan. For 2023, equity awards were in the form of shares of common stock or for directors who elected to defer their equity awards, deferred stock units (DSUs) that convert into shares of common stock when a director leaves the Board or on a grant date anniversary selected by the director. Before DSUs are converted into shares, directors are not entitled to dividends on the DSUs, but they receive dividend equivalents (credited in the form of additional DSUs) that likewise are converted into shares (with any fractional share paid in cash) upon termination of service or on a grant date anniversary selected by the director.

The fees reflected in the table above assume service for a full year. The Company does not pay meeting fees but does pay for or reimburse directors for reasonable expenses related to Board service, including for attending Board, Committee, educational and Company business meetings.
During 2023, the NCG Committee reviewed and recommended to the Board the annual amount of the non-employee director equity and cash compensation. It recommended, and the Board approved an annual retainer of  $105,000, beginning January 1, 2024, and an annual equity award in the amount of  $160,000, effective April 26, 2023. The Board believes the compensation program is in the best interest of the Company and designed to fairly compensate directors for their Board responsibilities and align their interests with the long-term interests of shareholders.
The Board has adopted share ownership guidelines applicable to non-employee director equity awards. The share ownership guidelines, contained in the Corporate Governance Guidelines, require non-employee directors to hold at least six (6) times the cash portion of their annual retainer worth of Chemours common stock and/or DSUs while serving as a director. Non- employee directors will have five (5) years to attain this ownership threshold from the time of their election to the Board.
THE CHEMOURS COMPANY STOCK ACCUMULATION AND DEFERRED COMPENSATION PLAN FOR DIRECTORS
Under the Stock Accumulation and Deferred Compensation Plan for Directors, a director is eligible to defer all or part of his or her Board retainer and Committee Chair fees in an interest-bearing notional cash account or stock units until a future year or years, payable in a lump sum or equal annual installments. Interest will accrue on the notional cash account at a rate corresponding to the average 30-year Treasury securities rate applicable for the quarter (or at such other rate as may be specified by the Compensation Committee from time to time) with quarterly compounding. Dividend equivalents will accrue on deferred stock units. This deferred compensation is an unsecured obligation of the Company.
2024 Proxy Statement	27

Director Compensation(continued)
2023 DIRECTOR COMPENSATION TABLE
The following table shows information concerning the compensation earned in fiscal year 2023 to non-employee directors:
DIRECTOR	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Curtis V. Anastasio	122,500	159,982		282,482
Bradley J. Bell(4)				—
Alister Cowan(5)	25,000	79,996		104,996
Mary B. Cranston	117,500	159,982		277,482
Curtis J. Crawford(6)	100,000	159,982		259,482
Dawn L. Farrell	250,000	159,982		409,982
Erin N. Kane	100,000	159,982		259,982
Sean D. Keohane	117,500	159,982		277,482
Guillaume Pepy	100,000	159,982	8,435(3)	268,417
Sandra P. Rogers	100,000	159,982		259,982

(1)
Column reflects all cash compensation earned during fiscal year 2023, whether or not payment was deferred pursuant to the Directors Deferred Compensation Plan.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC 718 as the grant date fair value of DSUs or shares of common stock awarded to the directors in fiscal year 2023. This value is determined by multiplying the number of shares or common stock or DSUs awarded by the closing share price on their respective grant dates — $27.31 on April 26, 2023 and $30.44 on December 15, 2023.

(3)
This amount represents the payment of legal fees incurred by Mr. Pepy for tax counseling relating to the foreign tax treatment of his director compensation. This amount was paid in euros and the U.S.-dollar equivalent is shown based on an exchange rate of  $1.0797.

(4)
Bradley Bell resigned from the Board effective January 2, 2023.

(5)
Alister Cowan was appointed to the Board on November 22, 2023.

(6)
Curtis Crawford retired from the Board on November 22, 2023.

The aggregate number of DSUs held by each non-employee director at fiscal year-end is as follows:
NAME	AGGREGATE AWARDS (DSUs) OUTSTANDING AS OF DECEMBER 31, 2023
Curtis V. Anastasio	67,079
Bradley J. Bell	—
Alister Cowan	2,628
Mary B. Cranston	70,434
Curtis J. Crawford	—
Dawn L. Farrell	65,743
Erin N. Kane	39,564
Sean D. Keohane	32,827
Guillaume Pepy	12,160
Sandra P. Rogers	16,065
2024 Proxy Statement	28

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of Chemours’ common stock as of April 3, 2024 by each of the Company’s directors and nominees, named executive officers, and all directors and executive officers as a group.
Amount and nature of beneficial ownership:
NAME OF BENEFICIAL OWNER	DIRECT(1)	INDIRECT(2)	RIGHT TO ACQUIRE(3)	TOTAL	PERCENT OF CLASS
Denise Dignam	18,434	—	61,815	80,249	*
Kristine M. Wellman	19,866	—	47,789	67,655	*
Alvenia Scarborough	14,823	—	31,754	46,577	*
Curtis V. Anastasio	—	3,500	67,697	71,197	*
Alister Cowan	—	—	2,652	2,652	*
Mary B. Cranston	2,834	—	71,083	73,917	*
Dawn L. Farrell	4,543	—	66,348	70,891	*
Pamela F. Fletcher	—	—	—	—	*
Erin N. Kane	—	—	39,928	39,928	*
Sean D. Keohane	5,858	—	33,129	38,987	*
Guillaume Pepy	—	—	12,272	12,272	*
Sandra P. Rogers	—	378	16,213	16,591	*
Mark E. Newman(4)	73,044	168,276	746,997	988,317	*
Jonathan Lock(5)	24,759	—	89,184	113,943	*
Sameer Ralhan(6)	320,749	—	—	320,749	*
Edwin Sparks(7)	—	—	—	—	*
Susan Kelliher(8)	84,073	—	165,384	249,457	*
Directors, nominees and (17 persons) executive officers As a group	122,078	3,878	582,594	708,550	0.47%

*
Indicates ownership of less than 1% of the outstanding shares of Chemours common stock. Each of the Company’s executive officers and directors may be contacted at 1007 Market Street, Wilmington, DE 19801.

(1)
Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual’s account.

(2)
Shares over which directors, nominees and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.

(3)
Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from April 3, 2024, through the exercise of stock options or through the conversion of stock units held under the Company’s equity-based compensation plans.

(4)
Mr. Newman resigned from his officer and director positions with the Company, effective as of March 22, 2024.

(5)
Mr. Lock is on administrative leave.

(6)
Mr. Ralhan resigned from his officer position with the Company, effective as of June 19, 2023.

(7)
Mr. Sparks resigned from his officer position with the Company, effective as of March 31, 2023.

(8)
Ms. Kelliher resigned from her officer position with the Company, effective as of October 1, 2023.

2024 Proxy Statement	29

Security Ownership of Certain Beneficial Owners and Management(continued)
SECURITY OWNERSHIP OF 5% BENEFICIAL OWNERS
The following table sets forth, as of December 31, 2023, information regarding ownership of Chemours common stock by any entity or person, to the extent known by us or ascertainable from public filings, that is the beneficial owner of more than five percent of the common stock.
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF CLASS(4)
BlackRock, Inc(1), 50 Hudson Yards New York, NY 10001 55 East 52nd Street	16,512,174	11.1%
FMR LLC(2) New York, NY 10055 245 Summer Street Boston, MA 02210	16,443,585	11.1%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	16,028,054	10.8%

(1)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on January 24, 2024, BlackRock, Inc. reported that it had sole voting power with respect to 15,889,853 shares and sole dispositive power with respect to 16,512,174 shares as of December 31, 2023.

(2)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 9, 2024, FMR LLC reported that it had sole voting power with respect to 16,287,179 shares and sole dispositive power with respect to 16,443,585 shares as of December 31, 2023.

(3)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 13, 2024, The Vanguard Group reported that it had shared voting power with respect to 50,650 shares, sole dispositive power with respect to 15,836,334 shares, and shared dispositive power with respect to 191,720 shares as of December 31, 2023.

(4)
Ownership percentages based on 148,587,397 shares outstanding as of December 31, 2023.

2024 Proxy Statement	30

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
Executive Officers for Fiscal Year 2023
This CD&A primarily focuses on the compensation of our NEOs for fiscal year 2023. The table below represents our NEOs for fiscal year 2023 and their respective titles at the end of fiscal year 2023:
Denise Dignam(1)	President, Titanium Technologies
Kristine Wellman	Senior Vice President, General Counsel and Corporate Secretary
Alvenia Scarborough	Senior Vice President, Corporate Communications and Chief Brand Officer
Susan Kelliher	Former Senior Vice President, People
Sameer Ralhan	Former Senior Vice President, Chief Financial Officer
Edwin Sparks	Former President, Titanium Technologies and Chemical Solutions
Mark Newman(2)	President and Chief Executive Officer
Jonathan Lock(3)	Senior Vice President, Chief Financial Officer

(1)
Ms. Dignam is the CEO of the Company as of March 22, 2024.

(2)
Mr. Newman resigned from his officer and director positions with the Company, effective as of March 22, 2024.

(3)
Mr. Lock is on administrative leave as of February 28, 2024.

This Compensation Discussion and Analysis is organized into six sections:
1.	2.	3.	4.	5.	6.
Executive Summary	Executive Compensation Philosophy and Pay-for- Performance	Executive Compensation Decision Making	2023 Executive Compensation Highlights	Company Sponsored Employee Benefits	Other Compensation Matters
2024 Proxy Statement	31

Executive Summary
Introduction
This Compensation Discussion and Analysis (“CD&A”) provides a description of the executive compensation received by our Named Executive Officers (“NEOs”) for fiscal year 2023.
Overview of Board Actions
The primary focus of this CD&A is to detail the executive compensation program and decisions made by our Compensation and Leadership Development Committee for fiscal year 2023. However, as described in the summary section of this proxy statement, in the first quarter of 2024 the Board conducted an internal review overseen by the Audit Committee with the assistance of independent outside counsel. On February 28, 2024, the Board placed two NEOs, in addition to one other member of senior management, on administrative leave and appointed an interim CEO — Denise Dignam — and an interim CFO — Matthew Abbott. Ms. Dignam was subsequently appointed President and Chief Executive Officer on March 22, 2024.
As the Company has communicated publicly, the scope of the Audit Committee’s internal review, which was conducted with the assistance of independent outside counsel, included the processes for reviewing reports made to the Chemours Ethics Hotline, the Company’s practices for managing working capital, including the related impact on metrics within the Company’s incentive plans, certain non-GAAP metrics included in filings made with the SEC or otherwise publicly released, and related disclosures. Specifically, payable and receivable timing actions engaged in by members of senior management who were placed on administrative leave impacted free cash flow targets at the end of relevant periods. Free cash flow metrics are included in executives’ incentive plans — particularly in the AIP and historically as one metric in PSUs granted in 2021 and 2022. However, in the first quarter of 2023, the CLDC revised the performance metrics applicable to PSUs granted under the LTIP. For the 2023-2025 PSUs granted in March of 2023, the CLDC increased the emphasis on stock price performance through a relative total stockholder return metric and removed free cash flow conversion as a metric for the PSUs.
The CLDC, with the assistance of its independent compensation consultant, is engaged in a comprehensive evaluation of metrics for fiscal year 2024 with respect to both cash and equity incentive compensation programs. While this evaluation is not yet completed, cash flow remains an important measure of Company performance, and the CLDC expects updated cash flow metrics to include average monthly outcomes over the performance period rather than being measured at a fiscal year end.
Additional detail on actions taken to date by the Board and its committees, along with further plans and a commitment to continued transparency on these topics, can be found in the proxy summary.
As mentioned, the actions engaged in by the senior management team members placed on administrative leave impacted metrics within the Company’s incentive plans. As a result of this, the CLDC worked closely with the Audit Committee throughout its internal review, primarily to understand how any actions engaged in by the members of senior management placed on administrative leave impacted performance against free cash flow metrics.
For the performance periods ended December 31, 2023, the Board and CLDC determined the calculation of free cash flow metrics used for incentive compensation determinations by taking into account the net impact of the working capital actions discussed in this proxy statement, which reduced the payouts for incentive compensation tied to those metrics for all NEOs. Further, the Board and CLDC exercised full negative discretion for the former Chief Executive Officer and former Chief Financial Officer resulting in no annual or long-term incentive compensation payouts for those officers for the performance periods ended December 31, 2023. Specifically:
—
Negative Discretion for AIP: The CLDC and the Board applied full negative discretion to reduce the 2023 AIP awards for the former Chief Executive Officer Mark E. Newman and former Chief Financial Officer Jonathan Lock to $0.

—
Negative Discretion for PSUs: The CLDC and the Board applied full negative discretion to determine that the former Chief Executive Officer Mark E. Newman and former Chief Financial Officer Jonathan Lock would receive no payouts for the 2021-2023 PSU awards.

2024 Proxy Statement	32

Executive Summary(continued)
2023 Business Highlights
2023 was a challenging year for Chemours as the Company faced a challenging market environment and experienced lower year-over-year volumes in our Titanium Technologies (TT) business and the Advanced Materials portfolio of Advanced Performance Materials (APM). This was partially offset by stronger volumes and pricing in Thermal & Specialized Solutions (TSS). While unfavorable factors impacted financial performance, Chemours continued to execute against its business priorities, and remains focused on delivering superior long-term shareholder returns. The Company has delivered above-median total shareholder returns in the last three-year period compared to its compensation peer group.
Our 2023 results include:
■
Net Sales of  $6.0 billion, down (11%) year-over-year

■
Net Loss of  $(238) million with EPS1 of  $(1.60), down $(5.25) year-over-year

■
Adjusted Net Income of  $425 million with Adjusted EPS1 of  $2.82, down $(1.84) year-over-year

■
Adjusted EBITDA of  $1.01 billion, down 25% year-over-year

■
Operating Cash Flow of  $556 million and capital expenditures of  $370 million

■
Solid Net Sales growth and double-digit Adjusted EBITDA growth in TSS

■
APM Net Sales declined, partially offset by double-digit Net Sales growth in APM’s Performance Solutions portfolio

■
Achieved more than $50 million in cost savings in 2023 under Titanium Technologies Transformation Plan

■
Returned $218 million to shareholders — $149 million in dividends and $69 million in share repurchases

■
Total shareholder return of 26.5% over the last three years

■
In addition to our financial performance, Chemours achieved a number of important milestones, including:

•
Announced development of two-phase immersion cooling product: Opteon™ 2P50

•
Completed sale of Glycolic Acid business, net cash proceeds of  $138 million at low double -digit multiples

•
ARCH2 hydrogen hub granted U.S. Department of Energy award, with Chemours as a project partner

•
Agreed in principle to comprehensively resolve all drinking water claims related to PFAS of a defined class of U.S. public water systems, together with Corteva and DuPont

•
Announced settlement agreement with State of Ohio to resolve PFAS-related claims

•
Maintained its Great Place to Work® certification in all existing countries and became certified in 5 additional countries in 2023

Of the Company’s three business segments, TT faced the most challenging market environment, with an extended market downcycle and higher input costs leading to revenues declining 21% to $2.7 billion and Adjusted EBITDA decreasing 52% to $290 million.
TT launched its transformation plan to deliver cost-savings, drive margin improvement over time, and better position the business in key markets and regions. As part of these actions, we made the difficult decision to close our titanium dioxide (TiO2) manufacturing facility in Kuan Yin, Taiwan and take other efficiency measures to streamline and optimize our operations. We achieved approximately $50 million in cost savings in 2023 from these actions, and are on track to take at least another $125 million of cost out of the business in 2024. While we expect a market recovery to be gradual, our focus on cost-efficiency and productivity will position our TT business well in 2024 and beyond.
1
Earnings per share (EPS) on diluted basis

2024 Proxy Statement	33

Executive Summary(continued)
We delivered a strong year in our TSS business. TSS continued to execute well against the secular growth opportunity in low Global Warming Potential (GWP) product adoption around the world, driven by our Opteon™ portfolio of products. This success is attributable in part to the regulatory frameworks promoting the use of low GWP refrigerants, foaming agents and propellants in our primary North American and European markets. For the full year, Net Sales increased 8% to $1.8 billion, and Adjusted EBITDA improved 14% to $685 million.
The work by TSS with equipment OEMs is also driving energy savings in the cold chain and greater adoption of heat pumps to complement increased electrification of both stationary and electric vehicle heating applications. To meet the growing demand for Opteon™ products, we are planning to complete a 40% expansion in Opteon™ YF capacity at our Corpus Christi, Texas facility as a key step in supporting an expectation of mid-to-high single-digit revenue growth in TSS through the end of this decade.
Beyond this planned expansion, the TSS team demonstrated its continued commitment to delivering market-driven innovation with the announcement of Opteon™ 2P50, a new heat-transfer fluid for two-phase immersion cooling (2-PIC). As the world enters a new era of computing power driven by artificial intelligence, Opteon™ 2P50 can help revolutionize how we reduce the energy consumption required to cool data centers and nearly eliminate cooling water use in these facilities. We continue to advance toward market launch for late 2025 or 2026, pending regulatory approvals and other commercialization activities.
APM Net Sales declined 11% to $1.4 billion and Adjusted EBITDA decreased 26% to $273 million driven by contrasting trends between the Advanced Materials (AM) and Performance Solutions (PS) portfolios. AM sales, which are more exposed to economically sensitive end markets, were down 20%; PS sales, which are being driven by growth in high-value clean energy and advanced electronics end markets, increased 11%. Our PS performance was limited in 2023 due to capacity constraints, which will remain until we receive the necessary permits to expand production.
To address our capacity constraints and meet our customers’ needs, we are stepping up our investment in Nafion™ membranes for the hydrogen economy and Teflon™ PFA for semiconductor infrastructure. This includes the planned Nafion™ expansion announced for our Villers-Saint-Paul facility in France and the expansion of our PFA production capabilities, key for semiconductor manufacturing, at our Washington Works facility in Parkersburg, West Virginia. We are taking these steps to meet growing demand while investing in strict emissions control and end-of-life management to uphold our leadership in responsible manufacturing of these essential chemistries.
Sustainability is integral to Chemours’ strategy and vision. Our products are essential to modern life and to the new, green economy, with technologies that will enable decarbonization, electrification and a cleaner world depending on our chemistries. We are also committed to responsible manufacturing and this year, with the release of our sixth annual Sustainability Report, we showed significant and steady progress on our goals — including emissions reductions.
As a company, we’ve achieved a 30% reduction in Scope 1 and 2 greenhouse gas (GHG) emissions since 2018 — reaching the halfway point of our 2030 goal to reduce absolute GHG emissions from operations by 60%. We’re also proud to have achieved a 53% reduction in total process fluorinated organic chemical (FOC) emissions to air and water — surpassing the halfway point to our 2030 goal of a 99% reduction. And beyond our sites, we are committed to a more sustainable supply chain where we have assessed the sustainability performance of 81% of our suppliers by spend and they have demonstrated a 24% improvement.
Note: Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to the appendix for a reconciliation of these non-GAAP measures from the most directly comparable GAAP measure.
2024 Proxy Statement	34

Executive Summary(continued)
EXECUTIVE COMPENSATION PHILOSOPHY
The objectives of Chemours’ executive compensation philosophy are rooted in:
■
Promoting a culture that aligns executive interests with those of our shareholders and to the Company’s strategic and financial priorities that drive shareholder value.

■
Providing a competitive Total Direct Compensation (TDC) opportunity designed to attract, retain, and motivate high- performing executive talent.

These objectives are achieved through fixed and variable compensation elements. The CLDC determines the appropriate balance between these elements in setting the TDC opportunity for executives.
ELEMENT	PURPOSE AND KEY FEATURES
Base Salary
■
Salary paid in cash

■
Provides a stable source of income and is a standard element in executive compensation packages

■
Compensates for expected day-to-day contribution

■
Supports equitable pay practices

Annual Incentive Plan (AIP)
■
Cash incentive earned and awarded annually

■
Creates a variable incentive opportunity as a portion of the executive compensation package

■
Reinforces and rewards executives for delivering key business goals that are aligned with driving shareholder value

■
Pays only when minimum performance criteria are met, and increases payout levels with higher performance results

■
Primarily focuses on quantitative metrics but includes qualitative metrics when appropriate

■
Includes a mix of corporate and business segment metrics

Long-Term Incentive Plan (LTIP)
■
Long-term equity-based incentives earned and awarded periodically in various forms of equity: PSUs, PSOs, NQSOs, and/or RSUs

■
Creates a compensation opportunity aligned with the interests of our shareholders

■
Provides incentive to achieve sustained performance and growth over a long time period

■
Rewards executives for delivering total shareholder return

2024 Proxy Statement	35

Executive Summary(continued)
EXECUTIVE COMPENSATION GOVERNANCE AND BEST PRACTICES
Chemours’ executive compensation policies and practices demonstrate a commitment to strong governance standards and include features designed to align the interests of executives with the long-term interests of our shareholders. Policies and governance provisions help mitigate compensation-related risks and enable the CLDC discretion to adjust compensation packages as appropriate to protect shareholders’ interests. The table below highlights the key features of Chemours’ executive compensation programs and those features that Chemours does not employ:
WHAT CHEMOURS DOES	WHAT CHEMOURS DOESN’T DO
☑ Pay-for-performance	☒ Provide income tax gross-ups, other than for international assignment and / or relocation
☑ Deliver total direct compensation predominantly through performance-based pay	☒ Re-price underwater stock options
☑ Set challenging short- and long-term incentive award goals	☒ Allow hedging, pledging, short sales, derivative transactions, margin accounts or short-term trading
☑ Target pay and benefits to market competitive levels	☒ Have a liberal share recycling provision in our equity plan
☑ Maintain robust stock ownership requirements	☒ Provide single trigger change in control
☑ Maintain a clawback policies for incentive-based compensation	☒ Offer excessive perquisites
☑ The Board and CLDC have the right to exercise negative discretion
☑ Annually review the constituents of Compensation peer group and adjust as appropriate
☑ Undertake an annual review of compensation risk
☑ Regularly review compensation, especially performance-based compensation to ensure continued alignment with Chemours’ strategy
ALIGNING THE INTERESTS OF EXECUTIVES AND SHAREHOLDERS
We believe the structure of our compensation program motivates executives in a manner that aligns their interest with those of our shareholders. The vast majority of target pay is at risk for our executives. For the portion of compensation that is at risk, we believe the strategic and financial goals that we select in our compensation program are important factors for the success of our business and thus our ability to drive long-term shareholder value. We also include relative TSR in our long-term incentive plan to reward outperformance relative to peers over a sustained time period.
The total direct compensation (TDC) for executives places greater weight on at-risk incentive pay and, therefore, fluctuates with business results and stock price. Annually, the CLDC reviews performance against the plan’s targets to determine the compensation awarded to executives. The following chart illustrates the percentage of target pay at-risk for the CEO and other NEOs on average in the 2023 compensation plan.
2024 Proxy Statement	36

Executive Summary(continued)

CEO
12%
Base Salary
16%
Annual Incentive
72%
Long-Term Incentive
25% Performance Share Units
25% Performance Stock Options
25% Non-Qualified Stock Options
25% Restricted Stock Units

2023 CEO Pay Elements

88% Pay at Risk

NEO
26%
Base Salary
21%
Annual Incentive
53%
Long-Term Incentive
25% Performance Share Units
25% Performance Stock Options
25% Non-Qualified Stock Options
25% Restricted Stock Units

2023 Other NEO Pay Elements

74% Pay at Risk

Our incentive plan design reinforces these beliefs. The 2023 AIP was tied to our performance against financial and sustainability (previously ESG) metrics. The plan design focused NEOs on execution, delivering for our customers, operating with efficiency and sustainably. The primary metrics in the plan were Adjusted EBITDA and Free Cash Flow — two factors that are closely linked to the long-term growth of Chemours and thus the value of our shareholders’ investment. Additionally, the plans reinforced our focus on growth maintaining revenue in both the TSS and APM AIPs and multinational corporations (MNC) market share in the TT AIP. As disclosed in our Annual Report, the CLDC is revising key metrics used in the determination of executive and employees’ incentive compensation starting in 2024.
The 2023-2025 Long-Term Incentive Plan (LTIP) was enhanced by design changes to the equity awards granted in March of 2023. The 2023 LTIP awards included Performance Stock Options (PSOs), which were granted with an exercise price that was 10% higher than the Company’s stock price on the date of the grant, and as such, the Company’s stock price must increase more than 10% before the PSOs have any realizable value. In addition, the three year performance metrics for the 2023-2025 PSUs were also redesigned by enhancing the weighting of the Adjusted Net Income metric to 60% (from 50%) and using a relative TSR metric for the remaining 40% (versus free cash flow conversion as the 40% with a relative TSR modifier in the plan). The CLDC enhanced the LTIP design to balance the need to drive long-term performance and retain key executives. Including relative TSR in this manner also more directly allows the CLDC to reward performance relative to our peers, which supplements absolute TSR as a holistic reflection of management’s long-term performance. The 2023 LTIP awards remained heavily performance-weighted (75%) including PSUs, PSOs, and NQSOs delivering value to our executives only if we deliver long-term shareholder value.
2023 “Say on Pay” Vote Result
At Chemours’ 2023 Annual Meeting, shareholders approved the Company’s “Say on Pay” proposal with 96% of the votes cast in support of the executive compensation program. The CLDC takes pride in consistently receiving high support for the Company’s “Say on Pay” and is committed to regularly reviewing the program in the context of Chemours’ executive compensation philosophy and will continue to consider shareholder input in evaluating program design and decisions.
2024 Proxy Statement	37

Executive Summary(continued)
5 Years of  “Say on Pay”
2019	2020	2021	2022	2023
95%	94%	94%	95%	96%
2023 Executive Compensation Highlights
Named Executive Officer (NEO) Changes
When analyzing executive compensation for 2023, shareholders should be aware of the following changes to Named Executive Officers in 2023:
■
Denise Dignam assumed the role of President of the Titanium Technologies business segment in March 2023 after replacing Edwin Sparks in the role.

■
Jonathan Lock became the Chief Financial Officer in June 2023, replacing Sameer Ralhan in the role.

■
Kristine Wellman completed her first full year as the General Counsel and Corporate Secretary. Additionally, during 2023, Ms. Wellman assumed responsibility for Corporate Sustainability.

■
Susan Kelliher retired from leading the People function on October 1, 2023. Ron Charles has since assumed this role.

2023 Annual Incentive Plan (AIP) Design
The CLDC maintained its focus on aligning the AIP with shareholders’ interests. The AIP focused the organization on Adjusted EBITDA and Free Cash Flow. Management and the CLDC believe these measures reinforced the importance of earnings and cash generation to the achievement of Chemours’ objectives, as well as their importance to shareholders.
Additionally, consistent with the Company’s Corporate Responsibility Commitment goals (CRC), the CLDC continued to include sustainability metrics in the plan and evaluated the best metrics to drive progress against the Company’s CRC goals. In 2023, gender diversity and a success measure for a critical greenhouse gas (GHG) emissions reporting system implementation continued to be focus areas. Additionally, the CLDC added a metric related to energy efficiency. The maximum bonus opportunity for the NEOs remained 200%.
2023 AIP Results
As documented in the “2023 Business Highlights”, 2023 was a challenging year for Chemours as we experienced ongoing lower demand and higher input costs in the year for multiple of our businesses. Of our three business segments, our Titanium Technologies (TT) segment faced the most challenging market environment, with an extended market downcycle and higher input costs, which led to revenues declining by 21% to $2.7 billion and a corresponding 52% reduction in Adjusted EBITDA to $290 million. Our Thermal & Specialized Solutions (TSS) business segment continued to execute well against its secular growth opportunity of low Global Warming Potential (GWP) product adoption around the world. This success is attributed in part to the regulatory frameworks promoting the use of low GWP refrigerants, foaming agents and propellants in our primary North American and European markets. Our APM business segment experienced a 20% Net Sales decline on the one hand in the Advanced Materials portfolio, which is more exposed to economically sensitive end markets, while seeing 11% Net Sales growth in our Performance Solutions portfolio, driven by increased growth in high-value end markets like clean energy and advanced electronics.
Overall, the challenges our teams faced during the year in our TT and APM segments impacted our ability to achieve some AIP metrics at target. Further, the CLDC adjusted the calculation of Free Cash Flow (as defined below) for purposes of the AIP determination to take into account the working capital timing actions. The business segment results reflect the impact of the respective working capital timing actions for each particular segment. This calculation reduced the payout for incentive compensation tied to Free Cash Flow to $0 for all NEOs.
As a result, the Corporate AIP achievement was 23.1%. The AIP outcome for each of the business segments reflected their business results achieving TT 46.8%, TSS 104.6%, and APM 23.1% of overall targeted AIP metrics. The business segment results reflect the impact of the respective working capital timing actions as applicable to each particular segment.
2024 Proxy Statement	38

Executive Summary(continued)
After measuring outcomes of the AIP as described above, the CLDC and the Board applied full negative discretion to reduce the 2023 AIP outcome to 0% for each of Mr. Newman and Mr. Lock.
2023 Performance Against AIP Targets with Pay Scale Applied

2023-2025 Long-Term Incentive Plan (LTIP) Design
The 2023-2025 Long-Term Incentive Plan (LTIP) was enhanced by design changes to the equity awards granted in March of 2023. The 2023 LTIP awards included Performance Stock Options (PSOs), which were granted with an exercise price that was 10% higher than the Company’s stock price on the date of the grant, and as such, the Company’s stock price must increase more than 10% before the PSOs have any realizable value. In addition, the three-year performance metrics for the 2023-2025 PSUs were also redesigned by enhancing the weighting of the Adjusted Net Income metric to 60% (from 50%) and using a relative TSR metric for the remaining 40% (versus free cash flow conversion as the 40% with a relative TSR modifier in the plan). With the inclusion of PSOs, the plan had four equally weighted components, which are PSUs, PSOs, NQSOs, and RSUs. PSUs, PSOs, and NQSOs link the NEOs’ reward to achievement of key financial and business objectives and appreciation in share price (75% performance based). RSUs encourage retention and mitigate some risk as an inherently less volatile equity vehicle, with some value based on continued employment, while maintaining alignment with shareholders since each RSU has the same value as a share of our common stock.
The PSOs, NQSOs, and RSUs vest annually in three equal installments from the date of grant. The CLDC believes this balance helps reward and retain the Company’s critical executive talent. The PSUs are earned based on performance over a three-year performance period. The performance metrics used in the 2023-2025 PSU awards are Adjusted Net Income (60%) and rTSR (40%). Using rTSR as a plan metric is a change from prior years when rTSR was a modifier on stock performance relative to the compensation peer group. The CLDC felt adjusting rTSR to a metric (which replaced the Free Cash Flow Conversion metric) would maintain focus on this critical performance metric while reducing its potential influence on PSU outcome.
Additionally, the CLDC approved the use of  “bridge grants,” which are equity grants made to NEOs when an off cycle (outside of annual planning in Q1) increase to an NEO’s LTIP target is approved — often as a result of an individual being promoted or taking on significant new responsibilities. The intent of the equity grant is to “bridge” the incremental difference between the executive’s previous and new LTIP targets. Bridge grants were made to Mr. Lock and Ms. Dignam associated with their promotions. Additionally, Ms. Wellman received a bridge grant related to her increased responsibility for the Corporate Sustainability function which resulted in an increase to her LTIP target. The bridge grants are prorated based on the month of the change to the NEO’s LTIP target and were made in the form of RSUs with a three-year graded vesting.
2024 Proxy Statement	39

Executive Summary(continued)
2021-2023 PSU Award Results
The achievement for the 2021-2023 PSU award was based on pre-established three-year cumulative targets for Adjusted Net Income and Free Cash Flow Conversion. Those metrics were equally weighted in the plan. Adjusted Net Income results were above target, with an achievement of 149% of target. The CLDC adjusted the calculation of Free Cash Flow to take into account the working capital timing actions. Accordingly, the CLDC determined that Free Cash Flow Conversion achievement was below threshold performance and as such, for this component of the LTIP, there was a 0% outcome with respect to this metric. Based on the equal weighting of those metrics, the blended outcome was 74% of the target PSU award.
The 2021-2023 PSU awards also contained a relative TSR (rTSR) modifier, under which the final level of achievement could be increased or decreased based on Chemours rTSR compared to the peer group. Over the 2021-2023 three-year period, execution on our long-term strategy resulted in Chemours achieving rTSR at the 67th percentile of the peer group, which placed Chemours in the top third of peer group companies. As a result, pursuant to the terms of the PSU awards the 2021-2023 PSU awards vested at the achievement level of 93% of target. The CLDC and the Board applied full negative discretion to determine that Mr. Newman and Mr. Lock would receive no payouts for the 2021-2023 PSU awards.
2024 Proxy Statement	40

Executive Compensation Decision Making
Compensation Decision Making Responsibilities
The CLDC applies the following factors to guide executive compensation decisions:
■
Alignment of executives’ interests with shareholders

■
Strategic needs of the Company

■
Market pay levels for equivalent roles

■
Industry dynamics

The table below summarizes oversight responsibilities and participation in executive compensation decisions:

Compensation and Leadership Development Committee
■
Establish executive compensation philosophy

■
Approve incentive compensation programs and determine performance expectations for AIP and LTIP

■
Review, discuss, and approve recommendations for all compensation actions for the NEOs, other than the CEO, including base salary, AIP targets and actual payouts, and LTIP targets, grants and earned awards

■
Recommend to the independent directors of the Board compensation actions for the CEO, including base salary, AIP targets and actual payouts, and LTIP targets, grants and earned awards

All Independent Board Members	■ Assess performance of the CEO ■ Approve all compensation action for the CEO, including base salary, AIP targets and actual payouts, and LTIP targets, grant and earned awards
Chief Executive Officer
■
Provide compensation recommendations for NEOs (other than the CEO) to the CLDC; review, analysis, and final approval of compensation actions are made solely by the CLDC

■
Make recommendations based on the CEO’s personal review of each NEO’s performance, job responsibilities, and importance to the Company’s overall business strategy, as well as the Company’s executive compensation philosophy

■
In consultation with the CFO, after receiving detailed research and recommendations from an independent compensation consultant, recommend AIP and LTIP metrics and targets to the CLDC

Independent Consultant to the Compensation and Leadership Development Committee
■
Provide independent advice, research, and analytical services on a variety of subjects, including compensation of executive officers and executive compensation trends

■
Lead discussions with management and the Board in determining metrics and play a significant role in determining the definition of metrics and targets

■
Participate in meetings as requested and communicate with the CLDC Chair between meetings

■
Evaluate executive compensation policies and guidelines and provide analysis compared to best practices in the industry

■
Is engaged by, and reports directly to, the CLDC

Independent Compensation Consultant
The CLDC has retained Farient Advisors (Farient) as its independent compensation consultant to advise on executive compensation matters. Farient provides a variety of consulting services to the CLDC. These services include but are not limited to, advising on market pay practices and compensation best practices, providing competitive pay reviews, reviewing our executive compensation philosophy, reviewing the disclosure of the executive compensation programs in the proxy statement, sharing market trends, opining on incentive plan design and target setting, recommending compensation peer group(s) and providing legislative and regulatory updates. During fiscal year 2023, Farient did not perform any services for Chemours other than advising on executive compensation and non-employee director compensation under its engagement by the CLDC, and the CLDC determined that Farient was independent and that its engagement did not present any conflicts of interest.
2024 Proxy Statement	41

Executive Compensation Decision Making(continued)
Compensation Peer Group Selection and Competitive Positioning
In making compensation decisions, the CLDC considers competitive market data from a compensation peer group of companies as one of several reference points. Compensation peer group data is supplemented with broader chemical and general industry data. The CLDC reviews the composition of the compensation peer group annually to ensure that it remains suitable and appropriate for benchmarking pay and performance.
The compensation peer group is composed of publicly-traded U.S. based companies with similar scale, revenue (generally 0.25x to 4x), commodity, diversified and specialty chemicals industries, and business characteristics reflecting Chemours’ current state and strategic direction. Market pay data are adjusted using regression to reflect Chemours’ relative scale. Thus, data from organizations that are smaller or larger than Chemours are adjusted to better reflect market conditions given the Company’s size.
Based on the above criteria, the CLDC chose not to make a change to the compensation peer group, with the exception of removing Venator as the company experienced bankruptcy during the year. Removing Venator from our peer group had little impact on the executives’ market pay positions.
The group consists of the following companies:

Albemarle Corporation	Element Solutions Inc.
Avient Corporation	H.B. Fuller Company
Axalta Coating Systems Ltd.	Huntsman Corporation
Cabot Corporation	Olin Corporation
Celanese Corporation	Trinseo PLC
Dupont de Nemours, Inc.	Tronox Holdings PLC
Eastman Chemical Company	Westlake Corporation
2024 Proxy Statement	42

2023 Executive Compensation Highlights
BASE SALARY AND PERFORMANCE TARGET OPPORTUNITIES FOR NEOS
The below information reflects the components of the total direct compensation opportunity for our NEOs for the 2023 performance year as compared to the 2022 performance year. For information on the compensation awarded to our NEOs for the 2023 performance period, please see the “2023 Outcomes” section below.
Mark Newman — President and CEO — Target Total Direct Compensation
In early 2023, Mark Newman’s compensation was adjusted to reflect his impact as the President and CEO in 2022 and further aligned his compensation to the market median in accordance with the Company’s executive compensation philosophy. His compensation was recommended by the CLDC, with the support of the Committee’s independent compensation consultant and was approved by the Board of Directors in the first quarter of 2023. Mr. Newman’s base salary ($1,000,000) and target bonus opportunity ($1,300,000) remained unchanged from the previous year. His target LTIP award opportunity increased to $6,000,000. The LTIP award was granted in March in accordance with our annual grant practices. Mr. Newman’s full year total direct compensation at target, which consists of base salary and AIP target and LTIP target opportunities (TDC) was $8,300,000 in 2023.
	2022	2023
Base Salary	$1,000,000	$1,000,000
Target AIP Opportunity	$1,300,000 (130% of salary)	$1,300,000 (130% of salary)
Target LTI Opportunity (Grant Value)	$5,100,000	$6,000,000
Target Total Direct Compensation	$7,400,000	$8,300,000
2023 Base Salaries of the Other Named-Executive Officers (NEOs)
Base salaries for the NEOs are intended to be competitive with the market and attract and retain the executive talent needed to successfully execute on our strategy. The CLDC reviews base salaries for NEOs annually in the first quarter. The NEOs’ base salaries reflect the scope of their responsibilities, experience, performance, and external market competitiveness. Base salaries represented approximately 28% of overall compensation in 2023.
Mr. Lock’s and Ms. Dignam’s base salaries were increased in conjunction with their promotions in 2023. Additionally, after considering external market pay data, internal pay equity, and performance, the CLDC approved a base salary increase for Ms. Wellman to $500,000 (an increase of 11%). Ms. Scarborough, Ms. Kelliher, and Messrs. Ralhan’s and Spark’s base salaries remained unchanged.
NEO	BASE SALARY AS OF DECEMBER 31, 2022	BASE SALARY AS OF DECEMBER 31, 2023
Jonathan Lock(1)	$425,000	$600,000
Denise Dignam(2)	$465,000	$550,000
Kristine Wellman	$450,000	$500,000
Alvenia Scarborough	$350,000	$350,000
Susan Kelliher	$425,000	$425,000
Sameer Ralhan(3)	$625,000	$625,000
Edwin Sparks(3)	$575,000	$575,000

(1)
Mr. Lock was promoted to Chief Financial Officer effective June 6, 2023. His base salary was increased at the time.

(2)
Ms. Dignam was promoted to Business Unit President for TT effective April 1, 2023. Her base salary was increased at the time.

(3)
Messrs. Ralhan and Sparks were no longer employed by Chemours on December 31, 2023. The base salary displayed in the December 31, 2023 column is the base salary as of the day they left the organization.

2024 Proxy Statement	43

2023 Executive Compensation Highlights(continued)
Annual Incentive Plan (AIP)
Chemours’ AIP is designed to reward executives for achieving and exceeding annual performance goals. Under the AIP, each NEO has a target annual incentive opportunity, expressed as a percentage of base salary. Incentive targets are determined based on the CLDC’s review of compensation peer group practices, chemical industry data from proprietary third-party surveys, and the position and scope of responsibilities of each NEO. Incentive targets are reviewed annually in the first quarter of the year.
Mr. Lock’s target bonus opportunity was increased in conjunction with his promotion to 75%. Additionally, after considering external market pay data, internal pay equity, and performance, the CLDC approved target bonus opportunity increases for Mses. Wellman and Kelliher to 70%. All other NEOs’ AIP targets remained unchanged for 2023.
The following table summarizes 2023 AIP target percentages:
NEO	BONUS TARGET AS OF DECEMBER 31, 2022	BONUS TARGET AS OF DECEMBER 31, 2023
Jonathan Lock(1)	50%	75%
Denise Dignam	75%	75%
Kristine Wellman	65%	70%
Alvenia Scarborough	50%	50%
Susan Kelliher	65%	70%
Sameer Ralhan(2)	80%	80%
Edwin Sparks(2)	75%	75%

(1)
Mr. Lock was promoted to Chief Financial Officer effective June 6, 2023. His target bonus was increased at the time.

(2)
Messrs. Ralhan and Sparks were no longer employed by Chemours on December 31, 2023. The target bonus displayed in the December 31, 2023 column is the target bonus as of the day they left the organization.

Incentive Formula
Actual annual incentive awards for NEOs in 2023 were determined using the formulas shown below. The calculation of award payments for each NEO was determined based on Chemours’ financial and sustainability performance or a combination of Chemours’ financial and sustainability performance and business segment financial performance. There is no individual performance component for NEOs in the AIP. The CLDC may only use its discretion to reduce the amount earned.
The AIP awards for Messrs. Newman and Lock, Ms. Wellman, Ms. Scarborough and Ms. Kelliher were determined as follows:
The AIP award for Ms. Dignam was determined as follows:
(1)
Chemours Company-wide metrics. Mr. Ralhan was assigned to this plan prior to his departure from the organization.

(2)
Ms. Dignam’s results were specific to the APM business segment for the first quarter and TT for the remainder of the year. Mr. Sparks was assigned to this plan (TT) prior to his departure from the organization.

2024 Proxy Statement	44

2023 Executive Compensation Highlights(continued)
Performance Measures
The CLDC maintained its focus on aligning management’s incentive to the interests of the shareholders. The CLDC approved the plan design that focused the organization on Adjusted EBITDA and Free Cash Flow. Management and the CLDC believe these measures reinforced the importance of earnings and cash generation to the achievement of Chemours’ objectives, as well as their importance to shareholders.
Additionally, consistent with the Company’s bold Corporate Responsibility Commitment (CRC) goals, the CLDC continued to include sustainability metrics in the plan and evaluated the best metrics to drive progress against the Company’s CRC goals. In 2023, gender diversity and a success measure for a critical greenhouse gas (GHG) emissions reporting system implementation continued to be focus areas. Additionally, the CLDC added a metric related to energy efficiency. The maximum bonus opportunity for the NEOs remained 200% in 2023.
The following reflects the weightings for each metric:
CHEMOURS — AIP for Messrs. Newman, Lock, Ms. Wellman, Ms. Scarborough and Ms. Kelliher (formerly Mr. Ralhan)	WEIGHT
Chemours Sustainability	15.0%
Chemours Free Cash Flow	42.5%
Chemours Adjusted EBITDA	42.5%
TITANIUM TECHNOLOGIES — AIP for Ms. Dignam (Q2-Q4) (formerly Mr. Sparks)	WEIGHT
Chemours Sustainability	15.0%
Chemours Free Cash Flow	20.0%
Business Segment Free Cash Flow	20.0%
Business Segment EBITDA	20.0%
Business Segment Market Share	25.0%
THERMAL AND SPECIALIZED SOLUTIONS	WEIGHT
Chemours Sustainability	15.0%
Chemours Free Cash Flow	20.0%
Business Segment Revenue	25.0%
Business Segment Free Cash Flow	20.0%
Business Segment Adjusted EBITDA	20.0%
ADVANCED PERFORMANCE MATERIALS — AIP for Ms. Dignam (Q1)	WEIGHT
Chemours Sustainability	15.0%
Chemours Free Cash Flow	20.0%
Business Segment Revenue	25.0%
Business Segment Free Cash Flow	20.0%
Business Segment Adjusted EBITDA	20.0%
2024 Proxy Statement	45

2023 Executive Compensation Highlights(continued)
DEFINITIONS OF METRICS:
—
Adjusted EBITDA was defined as income (loss) before income taxes excluding the following items: interest expense, depreciation and amortization; non-operating pension and other post-retirement employee benefit costs, which represents the components of net periodic pension costs and other post-retirement employee benefit costs, which represents the non-service cost component of net periodic pension (income) costs; exchange gains (losses) included in other income (expense), net; restructuring, asset-related, and other charges; gains (losses) on sale of businesses or assets; and, other items not considered indicative of ongoing operational performance and expected to occur infrequently during the Performance Period, including certain litigation related and environmental charges and Qualified Spend reimbursable by DuPont and/or Corteva as part of the Company’s cost-sharing agreement under terms of the MOU that were previously excluded from Adjusted EBITDA, which, for purposes of AIP, also excludes adjustments to income, expenses and losses not budgeted resulting from acquisitions, dispositions, regulatory actions and legal settlements.

—
Free Cash Flow for compensation purposes is defined as cash flows provided by (used for) operating activities, less purchases of property, plant and equipment as shown in the consolidated financial statements of cash flows. The definition of business Free Cash Flow changed slightly from the previous year. Business Segment Free Cash Flow is more focused on core business activities and includes changes in working capital, prepayments and deferred planned major maintenance costs minus capital expenditures.

—
Business Segment Free Cash Flow is defined as adjusted EBITDA plus changes in working capital, prepayments and deferred planned major maintenance costs minus capital expenditures. Working capital is defined as accounts receivable plus inventory minus accounts payable. Unknown impacts of changes to U.S. GAAP accounting and tax policy changes, or other items not considered indicative of ongoing operations during the performance period, including cash impact of unbudgeted items resulting from acquisitions, dispositions, regulatory actions, and legal settlements, will be excluded from this calculation.

—
Business Segment Revenue was defined as sales to external customers as defined by Accounting Standards Codification (ASC) 606, revenue from contracts with customers.

—
TT market share or TT MNC market share was determined based on our total pigment revenue market share as a percentage of market share of all multi-national competitors (Kronos, Tronox, Venator and Chemours).

—
Sustainability metrics included improving gender diversity in our global workforce, completing steps to implement GHG reporting systems, and lowering the per unit cost of energy. All three elements of the sustainability metrics were equally weighted.

2024 Proxy Statement	46

2023 Executive Compensation Highlights(continued)
2023 OUTCOMES
The chart below shows the 2023 AIP performance targets, ranges and results approved by the CLDC. Performance targets were set and approved in early 2023 and were consistent with the Company’s budget, which incorporated considerations of potential opportunities and risks associated with external business and market conditions. Targets for each of the performance measures were set at levels considered challenging, motivational, and competitive. The performance range was determined using external guidance, historical performance, and expectations as guardrails. Threshold was considered the level of performance that warranted the minimum payout, and the maximum defined the level of performance considered exceptional.
Based on 2023 financial and sustainability results, the 2023 Chemours AIP results as a percentage of target were Corporate 23.1%, TT 46.8%, TSS 104.6%, and APM 23.1%. The Corporate AIP results reflect the calculation of Free Cash Flows after taking into account the net impact of the working capital timing actions and the business segment results reflect the impact of the respective working capital timing actions as applicable to each particular segment. This calculation reduced the payout for incentive compensation tied to Free Cash Flow to $0 for all NEOs.
The CLDC and the Board further applied full negative discretion to determine that Mr. Newman and Mr. Lock would receive no 2023 AIP awards.
The following tables show the outcome of the measurement of the performance metrics under the 2023 bonus plan, which reflect the CLDC and Board actions described above.
Dollars are in millions
Corporate AIP — Messrs. Newman, and Lock, Ms. Wellman, Ms. Scarborough, and Ms. Kelliher
MEASURE	THRESHOLD(1)	TARGET	MAXIMUM(2)	ACTUAL	WEIGHTED FUNDING RESULT
Consolidated Adjusted EBITDA	$1,044	$1,260	$1,485	$1,025	0.0%
Consolidated Free Cash Flows	$244	$375	$544	$128	0.0%
Sustainability Metric — Y/Y Gender Diversity Increase	0.54%	0.71%	0.89%	0.82%	23.1%
Sustainability Metric — GHG Reporting Implementation (xOvertime)	27	33	53	37
Sustainability Metric — Energy Efficiency	1.8%	2.1%	2.9%	2.9%
					23.1%
Titanium Technologies AIP — Ms. Dignam (Q2-Q4)
MEASURE	THRESHOLD(1)	TARGET	MAXIMUM(2)	ACTUAL	WEIGHTED FUNDING RESULT
Consolidated Free Cash Flows	$244	$375	$544	$128	0.0%
Sustainability Metric — Y/Y Gender Diversity Increase	0.54%	0.71%	0.89%	0.82%	23.1%
Sustainability Metric — GHG Reporting Implementation (xOvertime)	27	33	53	37
Sustainability Metric — Energy Efficiency	1.8%	2.1%	2.9%	2.9
TT MNC Market Share	32.2%	34.2%	36.2%	34.0%	23.8%
TT Adjusted EBITDA	$447	$539	$635	$285	0.0%
TT Free Cash Flows	$300	$362	$427	$203	0.0%
					46.8%
2024 Proxy Statement	47

2023 Executive Compensation Highlights(continued)
Thermal and Specialized Solutions AIP
MEASURE	THRESHOLD(1)	TARGET	MAXIMUM(2)	ACTUAL	WEIGHTED FUNDING RESULT
Consolidated Free Cash Flows	$244	$375	$544	$128	0.0%
Sustainability Metric — Y/Y Gender Diversity Increase	0.54%	0.71%	0.89%	0.82%	23.1%
Sustainability Metric — GHG Reporting Implementation (xOvertime)	27	33	53	37
Sustainability Metric — Energy Efficiency	1.8%	2.1%	2.9%	2.9%
TSS Revenue	$1,669	$1,840	$2,019	$1,819	25.0%
TSS Adjusted EBITDA	$515	$621	$732	$684	29.9%
TSS Free Cash Flows	$419	$506	$596	$545	26.7%
					104.6%
Advanced Performance Materials AIP — Ms. Dignam (Q1)
MEASURE	THRESHOLD(1)	TARGET	MAXIMUM(2)	ACTUAL	WEIGHTED FUNDING RESULT
Consolidated Free Cash Flows	$244	$375	$544	$128	0.0%
Sustainability Metric — GHG Reporting Implementation (xOvertime)	0.54%	0.71%	0.89%	0.82%	23.1%
Sustainability Metric — XOT Implementation	27	33	53	37
Sustainability Metric — Energy Efficiency	1.8%	2.1%	2.9%	2.9%
APM Revenue	$1,505	$1,660	$1,821	$1,443	0.0%
APM Adjusted EBITDA	$296	$357	$421	$270	0.0%
APM Free Cash Flows	$144	$174	$205	$74	0.0%
					23.1%

(1)
Represents the minimum level of performance required to earn any incentive for this component of the 2023 AIP. Performance below this level would not result in a payout for the performance measure.

(2)
Represents the highest level of performance at which maximum payout under the 2023 AIP is earned. Achievement of performance above this level would not result in a greater payout for the performance measure.

The above outcome reflects certain one-time adjustments as summarized below. Each year, management builds the annual budget used for calculating incentive targets with some allowances for risks (e.g. macro-environment). The leadership team is responsible for managing these risks and the targets are not adjusted for them. Our regulatory filings reflect that we have disclosed probable risks but not inestimable risks.
As in past years, the CLDC may consider adjustments due to extraordinary legal, regulatory and/or business activities that are in line with the long-term interest of the company and support shareholder value. Adjustments may be negative or positive, with the principle being that management’s compensation should not be impacted by unanticipated or extraordinary events not contemplated in the business plan used in setting incentive targets or that are not considered true operating results within management’s control for incentive purposes. It is our practice to raise potential adjustments for the approval of the CLDC as it relates to the outcome of the AIP and LTIP. Prior to seeking CLDC approval, management will seek and receive the approval of the Audit Committee Chair.
Consistent with the above philosophy the following adjustments were applied to the AIP outcome.
2024 Proxy Statement	48

2023 Executive Compensation Highlights(continued)
■
Earnings/FCF Impact of Legacy Legal Settlements/Fees — Positive adjustment of  ~$8M in Consolidated Adjusted EBITDA metric and ~$66M in Consolidated FCF metric.

■
Earnings/FCF Impact of Glycolic Acid Business Sale — Positive adjustment of  ~$6M in Other Segment/Consolidated Adjusted EBITDA metric and ~$5M in Other Segment/Consolidated FCF metric.

■
Timing of Severance Payments — Positive adjustment impact of  ~($3M) in TT Segment Adjusted EBITDA and AIP relief of  ~$8M in Consolidated FCF metric.

■
Operating Cash Flows Treatment of Term Loan Refinancing — AIP relief of  ~$7M in Consolidated FCF metric.

The following AIP awards for each NEO were approved:
NEO	BONUS TARGET AS OF DECEMBER 31, 2023	BASE SALARY AS OF DECEMBER 31, 2023	ACTUAL ANNUAL INCENTIVE PAYOUT(3)
Mark Newman(4)	130%	$1,000,000	$0
Jonathan Lock(1)(4)	75%	$600,000	$0
Denise Dignam(2)	75%	$550,000	$166,808
Kristine Wellman	70%	$500,000	$80,850
Alvenia Scarborough	50%	$350,000	$40,425
Susan Kelliher	70%	$425,000	$68,723

(1)
Mr. Lock was promoted to Chief Financial Officer effective June 6, 2023. His actual bonus target has been prorated for time in role ($351,747).

(2)
Ms. Dignam was promoted to BU President for TT effective April 1, 2023. Her actual bonus target has been prorated for time in role ($403,253). Additionally, Ms. Dignam’s AIP results are based on her time as the BU President for APM (first quarter) and TT (second to fourth quarter).

(3)
Messrs. Ralhan and Sparks were no longer employed by Chemours on December 31, 2023. They did not earn an AIP payout.

(4)
Had the CLDC and the Board not applied negative discretion, Mr. Newman and Mr. Lock would have received AIP awards of  $300,300 and $81,253, respectively.

Long-Term Incentive Plan (LTIP)
Chemours provides long-term incentive compensation to tie the NEOs’ interests with the interests of shareholders and the creation of long-term, sustained value. The CLDC views these incentives as a critical element of the executive compensation program.
Mr. Lock’s and Ms. Dignam’s LTIP targets were increased in conjunction with their promotions. Ms. Wellman’s target was increased to better align with market practice and reflect her increased responsibility for the Corporate Sustainability function.
The following table reflects the LTIP target opportunities at the end of fiscal years 2022 and 2023 for the NEOs other than Mr. Newman, whose LTIP target opportunities are discussed above.
NEO	LONG TERM INCENTIVE TARGET AS OF DECEMBER 31, 2022	LONG TERM INCENTIVE TARGET AS OF DECEMBER 31, 2023
Jonathan Lock(1)	$425,000	$1,000,000
Denise Dignam(2)	$550,000	$950,000
Kristine Wellman(3)	$600,000	$850,000
Alvenia Scarborough	$325,000	$325,000
Susan Kelliher	$700,000	$700,000
Sameer Ralhan(4)	$1,625,000	$1,725,000
Edwin Sparks(4)	$1,100,000	$1,100,000
2024 Proxy Statement	49

2023 Executive Compensation Highlights(continued)
(1)
Mr. Lock was promoted to Chief Financial Officer effective June 6, 2023. His target LTI was increased at the time.

(2)
Ms. Dignam was promoted to BU President for TT effective April 1, 2023. Her target LTI was increased at the time.

(3)
Ms. Wellman’s target LTI increased in the first quarter from $600,000 to $650,000. The target also increased when she assumed responsibility for Corporate Sustainability on August 1, 2023 to $850,000.

(4)
Messrs. Ralhan and Sparks were no longer employed by Chemours on December 31, 2023. All unvested awards were forfeited.

The CLDC strongly believes in focusing management on performance. It demonstrated this belief by once again approving an LTIP award mix that was heavily performance-based, consisting of PSUs, PSOs, NQSOs and via time-based RSUs.
Performance Share Units (25% of LTI Target Award)
Twenty five percent of the NEO’s LTIP award was delivered through PSUs. The PSUs are earned based on performance over a three-year performance period. The performance metrics used in the 2023-2025 PSU award were Adjusted Net Income (60%) and rTSR (40%), both measured cumulatively over a three-year period ending December 31, 2025. Using rTSR as a weighted metric is a change from prior years when rTSR was a modifier based on stock performance relative to the compensation peer group. The CLDC felt adjusting rTSR to a metric weighted at 40% would maintain focus on this critical performance metric while limiting its influence on the amount of PSUs that may be earned. This change reduced the maximum opportunity from 250% to 200%.
Performance Stock Options (25% of LTIP Target Award)
The use of PSOs provides direct alignment with shareholder interests as they have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant plus a 10% premium, while also encouraging retention through their service-based vesting conditions. As a result, these premium priced stock options encourage executives to focus on behaviors and initiatives that support significant stock price appreciation over time. The stock options vest in equal annual installments over three years from the grant date and have a ten-year term.
Non-Qualified Stock Options (25% of LTIP Target Award)
The use of stock options provides direct alignment with shareholder interests as they have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant. As a result, stock option grants encourage executives to focus on behaviors and initiatives that support sustained long-term stock price appreciation. The stock options vest in equal annual installments over three years from the grant date and have a ten-year term.
Restricted Stock Units (25% of LTIP Target Award)
The mix of equity award types also includes RSUs with vesting tied to continued service. The plan supports a strong performance orientation and long-term retention of talent to drive the Company strategy. The RSUs vest in equal annual installments over three years from the grant date.
Adjusted Net Income
Adjusted Net Income is defined as Net Income (Loss) attributable to Chemours, as reported in the Company’s Annual Report on Form 10-K, adjusted in a manner consistent with adjusted EBITDA, except interest expense, depreciation, amortization, and certain provision for (benefit from) income tax amounts.
2024 Proxy Statement	50

2023 Executive Compensation Highlights(continued)
Relative TSR (rTSR)
Relative TSR is a metric used to promote alignment with shareholder interests. rTSR for the 2023-2025 PSU Award will be measured at the end of the three-year period against a peer group established as of January 1, 2023. The metric is defined as the change in the Company’s stock price plus dividends paid and assumed to be reinvested on the ex-dividend date during the period, divided by beginning stock price, compared on a percentile basis to the same change with respect to a peer group.
For the purpose of calculating rTSR, the Company’s beginning stock price will be the closing stock price averaged over the 20 trading days ending on the trading day before the start of the performance period and the ending stock price will be the closing stock price, inclusive of reinvested dividends, averaged over the 20 trading days ending with the last trading day within the performance period.
For purposes of calculating the appropriate earned percentile, any companies that are in the peer group at the beginning of the performance period that are no longer separate publicly traded companies due to merger, acquisition, or buyout shall be disregarded. Companies that are no longer publicly traded due to insolvency or bankruptcy will be included at the lowest performance ranking. For purposes of calculating the earned percentile, the Company will be considered a member of the compensation peer group.
	THRESHOLD	TARGET	MAXIMUM
Achieved rTSR	15th Percentile	50th Percentile	85th Percentile
Payout	50%	100%	200%
2023 LTIP Awards
The LTIP awards granted to the NEOs in 2023 were as follows:
NEO	2023 TARGET LTI AWARD	SHARE EQUIVALENT VALUE OF TARGET PSUS ON GRANT DATE	TARGET NUMBER OF PSU AWARDS(1)	GRANT DATE FAIR VALUE OF RSUS	NUMBER OF RSUS GRANTED(1)	GRANT DATE FAIR VALUE OF STOCK OPTIONS	NUMBER OF STOCK OPTIONS GRANTED(2)	GRANT DATE FAIR VALUE OF PSOS	NUMBER OF PSOS GRANTED(3)
Mark Newman	$6,000,000	$1,499,967	43,053	$1,499,967	43,053	$1,499,996	97,656	$1,499,994	100,200
Jonathan Lock August 1(4)	$425,000	$106,227	3,049	$106,227	3,049	$106,245	6,917	$106,242	7,097
	$340,000			$339,997	9,224
Denise Dignam(5) August 1(4)	$1,325,000	$206,218	5,919	$706,207	20,270	$206,239	13,427	$206,242	13,777
	$100,000			$99,964	2,712
Kristine Wellman August 1(4)	$650,000	$162,494	4,664	$162,494	4,664	$162,493	10,579	$162,499	10,855
	$120,000			$119,979	3,255
Alvenia Scarborough August 1(6)	$325,000	$81,247	2,332	$81,247	2,332	$81,239	5,289	$81,242	5,427
	$250,000			$249,985	6,782
Susan Kelliher	$700,000	$174,966	5,022	$174,966	5,022	$174,996	11,393	$174,999	11,690
Sameer Ralhan	$1,725,000	$431,250	12,378	$431,250	12,378	$431,247	28,076	$431,241	28,807
Edwin Sparks	$1,100,000	$274,992	7,893	$274,992	7,893	$274,990	17,903	$274,999	18,370
Annual LTI awards are generally granted March 1 each year.
(1)
The number of PSUs and RSUs awarded was determined by dividing the dollar target value for each NEO by the closing price for Chemours common stock on grant date and rounding down to the nearest whole share. The closing price of Chemours common stock was $34.84 on March 1, 2023. The closing price of Chemours common stock was $36.86 on August 1, 2023.

(2)
The number of stock options awarded was determined based on the Black-Scholes value. The Black-Scholes value of an option was $15.36 on March 1,

2024 Proxy Statement	51

2023 Executive Compensation Highlights(continued)
2023. The exercise price of the options was equal to the closing price of Chemours common stock on the grant date. The closing price of Chemours common stock was $34.84 on March 1, 2023.
(3)
The number of performance stock options awarded was determined based on the Monte-Carlo value. Monte-Carlo value of a performance stock option was $14.97 on March 1, 2023. The exercise price of the performance stock options was equal to the closing price of Chemours common stock on the grant date plus a 10% premium. The closing price of Chemours common stock was $34.84 on March 1, 2023. The exercise price of the performance stock options was $38.32.

(4)
Bridge grants as approved by the CLDC related to the NEOs increased LTIP target. The bridge grants are prorated based on the month of the change to the NEO’s LTIP target and were made in the form of RSUs with a three-year graded vesting.

(5)
In addition to her annual grant, Ms. Dignam received a one-time retention grant of  $500,000 in RSUs, which will cliff vest in 2026.

(6)
In addition to her annual grant, Ms. Scarborough received a one-time retention grant of  $250,000 in RSUs, which will cliff vest in 2026.

2021-2023 PSU Award Results
The achievement for the 2021-2023 PSU award was based on pre-established three-year cumulative targets for Adjusted Net Income and Free Cash Flow Conversion. Those metrics were equally weighted in the plan. Adjusted Net Income results were above target, with an achievement of 149% of target. The CLDC adjusted the calculation of Free Cash Flow to take into account the working capital timing actions. Accordingly, the CLDC determined that Free Cash Flow Conversion achievement was below threshold performance and as such, for this component of the LTIP, there was a 0% payout with respect to this metric. Based on the equal weighting of the metrics, the blended outcome was 74% of the target PSU award.
The 2021-2023 PSU awards also contained a relative TSR (rTSR) modifier, under which the final level of achievement could be increased or decreased based on Chemours rTSR compared to the peer group. Over the 2021-2023 three-year period, execution on our long-term strategy resulted in Chemours achieving rTSR at the 67th percentile of the peer group, which placed Chemours in the top third of peer group companies. As a result, pursuant to the terms of the PSU awards the 2021-2023 PSU awards vested at the achievement level of 93% of target. The CLDC and the Board applied full negative discretion to determine that Mr. Newman and Mr. Lock would receive no payouts for the 2021-2023 PSU awards.
There was a sharp contrast in the global macroeconomic environment over the course of this three-year performance period, with the beginning of this period seeing the global economy recover from the COVID-19 pandemic, which was then followed by the onset of inflation and high interest rates dampening demand, along with significant geopolitical factors. During this period, the Company took quick actions to drive cost savings and then showed agility to respond to the recovery curve, achieving several record production and revenue milestones. The organization’s strong business results in Adjusted Net Income over the three-year period, and the top-quartile rTSR, is reflective of the business performing well relative to peers in the two prior years before facing a difficult 2023.
The tables below detail performance against each measure:
METRIC	METRIC WEIGHT	2021 ACTUAL	2022 ACTUAL	2023 ACTUAL	CUMULATIVE	% ATTAINMENT	ACHIEVEMENT WITH PAY CURVE APPLIED
Adj. Net Income	50%	691	788	490	1,969	149%	74%
FCF Conversion	50%	50.7%	21.7%	15.5%	29.9%	0%	0%
						Weighted Outcome	74%
Relative TSR is a modifier that is applied to the outcome of Adjusted Net Income and Free Cash Flow Conversion
<P25	>=P25 TO <P40	>=P40 TO <P60	>=P60 TO <=P75	>P75	ACHIEVEMENT
0.5	0.75	1	1.25	1.5	150%
2024 Proxy Statement	52

2023 Executive Compensation Highlights(continued)
The performance peer group for these PSUs was comprised of the following companies:

Albemarle Corp.	Eastman Chemical Co.	The Sherwin-Williams Co.
Air Product Inc.	Element Solutions Co.	Trinseo S.A.
Ashland Global Holdings Inc.	Huntsman Corp.	Tronox Holdings PLC
Avient Corp.(1)	Olin Corp.	Venator Materials PLC
Axalta Coating Systems Ltd	PPG Industries Inc.	Westlake Corp.
Cabot Corp.	RPM International Co.	WR Grace and Co.
Celanese Corp.

(1)
Formerly known as PolyOne Corporation

The table below shows the target number of PSUs granted in 2021 and the actual number of PSUs earned, including dividends equivalents that were converted into additional PSUs.
NEO(1)(2)	TARGET SHARED IN 2021	ACHIEVEMENT	EARNED SHARE AWARD
Mark Newman(3)	50,976	93%	0
Jonathan Lock(3)	10,412	93%	0
Denise Dignam	9,371	93%	9,496
Alvenia Scarborough	5,206	93%	5,276
Susan Kelliher	14,577	93%	14,772

(1)
Ms. Wellman was not eligible for this plan in 2021.

(2)
Messrs. Ralhan and Sparks were no longer employed by Chemours on December 31, 2023 and their PSUs were forfeited.

(3)
Had the CLDC and the Board not applied negative discretion, Mr. Newman and Mr. Lock would have received PSU payouts of 51,523 shares and 10,551 shares, respectively.

2024 Proxy Statement	53

Company Sponsored Employee Benefits
The Company offers its NEOs health, welfare and retirement plan benefits consistent with all other U.S. based employees. Additional elements specific to the executive compensation program include nonqualified retirement benefit plans, reimbursement of financial planning and income tax preparation services, and change-in-control benefits.
The Non-qualified Retirement Savings Restoration Plan (RSRP)
The RSRP is a nonqualified defined contribution plan that restores benefits above the Internal Revenue Code limits for tax- qualified retirement plans to be consistent with those provided to other eligible employees.
Each year during the enrollment window, eligible employees can elect to defer 1-6% of compensation. The deferral elections are effective when the participant’s year-to-date compensation exceeds the IRS annual compensation limit ($330,000 for 2023). Compensation for RSRP purposes consists of base salary and AIP payments. Chemours provides a company-matching contribution equal to 100% of the first 6% of the NEO’s deferral amount. In addition, and entirely at its discretion, the Company may make non-elective contributions to the RSRP.
Employee and matching contributions are always 100% vested. Non-elective contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
The Non-Qualified Management Deferred Compensation Plan (MDCP)
Under the MDCP, a nonqualified elective deferred compensation plan, participants may defer base salary, AIP, and certain incentive plan awards until a later date. Each year during the enrollment window eligible employees can elect to defer: 1-60% of  “base salary” and/or 1-60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs). NEOs are 100% vested in their deferrals and related investment experience.
Financial Planning and Income Tax Preparation Benefit
NEOs are eligible to receive reimbursement up to $15,000 per calendar year for financial planning and income tax preparation services provided to them by the financial services professional(s) of their choosing. This benefit is intended to enhance understanding and appreciation of company-sponsored compensation and benefit programs, and also emphasize the link between company financial outcomes and executive financial wellness. Amounts reimbursed will be imputed as income to the eligible executive in accordance with IRS regulations.
Change-in-Control Severance Benefits
To ensure that executives remain focused on Chemours’ business during a period of uncertainty, the Company maintains a change-in-control severance plan for NEOs. For any benefits to be earned, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by Chemours without cause or the executive for good reason (often called a “double trigger”). The plan does not provide tax gross-ups. For additional information, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”
Benefits provided under the change-in-control severance plan include:
■
A lump sum cash payment of two times (three times for the CEO) the sum of the NEO’s base salary and target AIP;

■
A lump sum cash payment equal to the pro-rated portion of the NEO’s AIP target for the year of termination; and

■
Continued health and dental benefits, financial counseling and tax preparation, and outplacement services for up to two years (three years for the CEO) following the date of termination.

The change-in-control severance plan also includes 12-month (18-month for the CEO) non-competition and non- solicitation covenants, non-disparagement, and confidentiality provisions.
2024 Proxy Statement	54

Other Compensation Matters
COMPENSATION AND RISK
Management reviewed its executive and non-executive compensation programs and, in concurrence with the CLDC’s independent compensation consultant, determined that none of its compensation programs encourages or creates excessive risk-taking, and none are reasonably likely to have a material adverse effect on the Company.
In conducting this assessment, the components and design features of executive and non-executive plans and programs were analyzed. A summary of the findings of the assessment was provided to the CLDC. Overall, the CLDC concluded that (1) the Company’s executive compensation programs provide a mix of awards with performance criteria and design features that mitigate potential excessive risk taking, and (2) non-executive employee compensation programs are appropriately balanced between fixed and variable compensation and do not encourage excessive risk taking. The CLDC also considered its payout caps or limits, stock ownership guidelines, and clawback policy as risk mitigating features of its executive compensation program.
Stock Ownership Guidelines
To further support the goal of achieving a strong link between shareholder and executive interests, the Company maintains stock ownership guidelines to require executive share ownership of a value equal to a specified multiple of base pay. Executives have five (5) years from the date they become subject to the guidelines to reach their respective ownership requirements. Until the ownership requirement is satisfied, 100% of the net shares realized from exercise or vesting of stock- based awards must be retained. Stock ownership guidelines are as follows:
MULTIPLE OF BASE SALARY	2023 TARGET
CEO	5.0x
Other NEOs	3.0x

All applicable NEOs have satisfied or are on track to satisfy those guidelines.
Incentive Compensation Clawback Policies
In October 2023, the Board adopted the Incentive-Based Compensation Clawback Policy for Executive Officers (“Executive Officer Clawback Policy”) in line with SEC Rule 10D-1 and NYSE standards, along with the Incentive Compensation Clawback Policy for all current and former employees. The Executive Officer Clawback Policy requires the company to recover excess incentive-based compensation from executive officers and certain high-level employees (“Executive Officers”) in the case of a financial restatement due to material noncompliance with financial reporting requirements. Compensation subject to clawback includes stock price or shareholder return based incentives, with recoveries calculated based on either restated financials or reasonable estimates for stock- related metrics. The policy also specifies that “Recoverable Incentive-Based Compensation” pertains to compensation received after the effective date of the policy, during or after service as an Executive Officer, while listed on exchanges, and within three fiscal years preceding a restatement.
The Executive Officer Clawback Policy stipulates that unless the Compensation Committee deems recovery impracticable, all erroneously awarded compensation must be reclaimed, and indemnification for such amounts is prohibited. Additionally, this policy sits alongside other recovery rights and does not limit the company’s ability to enforce obligations or seek legal action against covered persons. The policy also contains provisions for automatic compliance updates to match SEC and NYSE changes and is administered by the Compensation Committee, which has final say on policy interpretations.
Furthermore, the Incentive Compensation Clawback Policy provides for broader remedial actions against all employees for misconduct-related restatements, including forfeiture of future awards and repayment demands covering all incentive vehicles, including annual inventive payments, and time- and performance-based long-term incentives. Triggers for clawback include terminations for cause, breaches of non-compete or confidentiality agreements, fraud, or misconduct leading to restatements, or failure to act upon knowledge of such issues. The company engages independent consultants and external counsel to regularly review and ensure the continued compliance of the policies with the evolving regulatory landscape.
2024 Proxy Statement	55

Other Compensation Matters(continued)
RESTRICTIONS ON HEDGING AND SIMILAR TRANSACTIONS
The Company has a policy that prohibits executive officers and directors from engaging in the following types of transactions with respect to Chemours’ stock: hedging transactions, pledging securities, short sales, derivative transactions, margin accounts, and short-term trading.
2024 Proxy Statement	56

Other Compensation Matters(continued)
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the total compensation earned by the NEOs during fiscal years 2023, 2022, and 2021.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)(2)	OPTION AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)
Mark Newman President and Chief Executive Officer	2023	1,000,000		3,249,640	2,999,990	0	85,800	7,335,430
	2022	995,833		3,464,363	2,039,991	1,024,400	145,764	7,670,351
	2021	837,500		1,879,997	1,159,987	1,611,000	49,185	5,537,669
Jonathan Lock Senior Vice President, Chief Financial Officer	2023	527,083		570,135	212,487	0	50,172	1,359,878
Denise Dignam President, Titanium Technologies	2023	531,667		1,046,719	412,480	166,808	75,059	2,232,733
	2022	462,500		373,608	219,993	442,913	71,650	1,570,664
Kristine Wellman Senior Vice President, General Counsel and Corporate Secretary	2023	491,667		472,018	324,993	80,850	45,367	1,414,895
Alvenia Scarborough Senior Vice President, Corporate Communications, Chief Brand Officer	2023	350,000		426,004	162,481	40,425	36,425	1,015,335
Susan Kelliher Senior Vice President, People (January – September)	2023	425,000		379,061	349,996	68,723	58,685	1,281,464
	2022	425,000		475,467	279,996	217,685	58,191	1,456,339
	2021	425,000		458,904	279,992	494,488	36,233	1,694,617
Sameer Ralhan Senior Vice President, Chief Financial Officer (January – June)	2023	323,649		934,291	862,488	—	39,522	2,159,950
	2022	625,000		1,103,826	649,991	394,000	67,940	2,840,757
	2021	616,667		786,684	479,993	895,000	38,400	2,816,744
Edwin Sparks President, Chemical Solutions and Titanium Technologies (January – March)	2023	164,210		595,764	549,989	—	24,675	1,334,638
	2022	570,833		747,216	439,996	257,456	77,659	2,093,161
	2021	546,058		590,026	359,992	734,250	41,521	2,271,847

(1)
Represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. The grant date fair value of each PSU granted to NEOs in 2023, taking into account the estimated probable outcome of the performance conditions, was determined to be $40.64 on March 1, 2023. The techniques and assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2023. The grant date fair value of each RSU granted to NEOs in 2023 is equal to the closing share price of Chemours common stock on their respective grant dates — $34.84 on March 1, 2023 and $36.86 on August 1, 2023.

(2)
If the maximum level of performance were achieved, each NEO would earn 200% of the target number of PSUs awarded. based on the closing price of Chemours common stock on the March 1 grant date ($34.84), the maximum value of PSUs awarded on March 1, 2023, to each NEO is as follows: Mr. Newman — $2,999,933; Mr. Lock — $212,454; Ms. Dignam — $412,436; Ms. Wellman — $324,988; Ms. Scarborough — $162,494; Ms. Kelliher — $349,932; Mr. Ralhan — $862,499 and Mr. Sparks — $549,984.

(3)
Represents the aggregate grant date fair value of stock options and performance stock options computed in accordance with FASB ASC Topic 718. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2023.

(4)
Represents payouts under the Annual Incentive Plan. This column includes compensation which may have been deferred at the NEO’s election. Any such amounts will be included in the “Executive Contributions” column of the 2023 Nonqualified Deferred Compensation table.

(5)
The amounts reflect perquisites and personal benefits (financial planning / income tax preparation) and Company contributions to qualified and nonqualified defined contribution plans. The following table details these amounts.

2024 Proxy Statement	57

Other Compensation Matters(continued)
(6)
The CLDC and the Board applied negative discretion to reduce Mr. Newman’s and Mr. Lock’s AIP awards to $0. Had the CLDC and the Board not applied negative discretion, Mr. Newman and Mr. Lock would have received AIP awards of  $300,300 and $81,253, respectively.

NAME	COMPANY CONTRIBUTIONS TO QUALIFIED DEFINED CONTRIBUTION PLAN ($)	COMPANY CONTRIBUTION TO NONQUALIFIED DEFINED CONTRIBUTION PLAN ($)	FINANCIAL PLANNING/ INCOME TAX PREPARATION ($)
Mark Newman	20,800	50,000	15,000
Jonathan Lock	20,800	21,872	7,500
Denise Dignam	22,800	37,259	15,000
Kristine Wellman	20,800	22,227	2,340
Alvenia Scarborough	20,800	11,900	3,725
Susan Kelliher	20,800	22,885	15,000
Sameer Ralhan	20,800	11,222	7,500
Edwin Sparks	21,800	2,875	—
2024 Proxy Statement	58

Other Compensation Matters(continued)
2023 GRANTS OF PLAN BASED AWARDS
The following table provides information on AIP awards, PSUs, PSOs, NQSOs and RSUs granted in 2023 to each NEO. For a complete understanding of the table, refer to the footnotes that follow.
				ESTIMATED POSSIBLE PAYOUTS UNDER NONEQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS NUMBER OF SHARES OR STOCK OR UNITS (#)	ALL OTHER OPTIONS AWARDS NUMBER OF SECURITIES UNDERLYING OPTIONS(3) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)
NAME	TYPE OF AWARD	GRANT DATE	APPROVAL DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Mark Newman	2023 AIP			650,000	1,300,000	2,600,000
	Stock Options	3/1/23	2/6/23								97,656	34.84	1,499,996
	PSO	3/1/23	2/6/23								100,200	38.32	1,499,994
	PSU	3/1/23	2/6/23				21,527	43,053	86,106				1,749,674
	RSU	3/1/23	2/6/23							43,053			1,499,967
Jonathan Lock	2023 AIP			175,874	351,747	703,494
	Stock Options	3/1/23	2/6/23								6,917	34.84	106,245
	PSO	3/1/23	2/6/23								7,097	38.32	106,242
	PSU	3/1/23	2/6/23				1,525	3,049	6,098				123,911
	RSU	3/1/23	2/6/23							3,049			106,227
	RSU	8/1/23	7/25/23							9,224			339,997
Denise Dignam	2023 AIP			201,627	403,253	806,506
	Stock Options	3/1/23	2/6/23								13,427	34.84	206,239
	PSO	3/1/23	2/6/23								13,777	38.32	206,242
	PSU	3/1/23	2/6/23				2,960	5,919	11,838				240,548
	RSU	3/1/23	2/6/23							5,919			206,218
	RSU	3/1/23	2/6/23							14,351			499,989
	RSU	8/1/23	7/25/23							2,712			99,964
Kristine Wellman	2023 AIP			175,000	350,000	700,000
	Stock Options	3/1/23	2/6/23								10,579	34.84	162,493
	PSO	3/1/23	2/6/23								10,855	38.32	162,499
	PSU	3/1/23	2/6/23				2,332	4,664	9,328				189,545
	RSU	3/1/23	2/6/23							4,664			162,494
	RSU	8/1/23	7/25/23							3,255			119,979
Alvenia Scarborough	2023 AIP			87,500	175,000	350,000
	Stock Options	3/1/23	2/6/23								5,289	34.84	81,239
	PSO	3/1/23	2/6/23								5,427	38.32	81,242
	PSU	3/1/23	2/6/23				1,166	2,332	4,664				94,772
	RSU	3/1/23	2/6/23							2,332			81,247
	RSU	8/1/23	7/25/23							6,782			249,985
2024 Proxy Statement	59

Other Compensation Matters(continued)
				ESTIMATED POSSIBLE PAYOUTS UNDER NONEQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS NUMBER OF SHARES OR STOCK OR UNITS (#)	ALL OTHER OPTIONS AWARDS NUMBER OF SECURITIES UNDERLYING OPTIONS(3) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)
NAME	TYPE OF AWARD	GRANT DATE	APPROVAL DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Susan Kelliher	2023 AIP			148,750	297,500	595,000
	Stock Options	3/1/23	2/6/23								11,393	34.84	174,996
	PSO	3/1/23	2/6/23								11,690	38.32	174,999
	PSU	3/1/23	2/6/23				2,511	5,022	10,044				204,094
	RSU	3/1/23	2/6/23							5,022			174,966
Sameer Ralhan	2023 AIP			250,000	500,000	1,000,000
	Stock Options	3/1/23	2/6/23								28,076	34.84	431,247
	PSO	3/1/23	2/6/23								28,807	38.32	431,241
	PSU	3/1/23	2/6/23				6,189	12,378	24,756				503,042
	RSU	3/1/23	2/6/23							12,378			431,250
Edwin Sparks	2023 AIP			215,625	431,250	862,500
	Stock Options	3/1/23	2/6/23								17,903	34.84	274,990
	PSO	3/1/23	2/6/23								18,370	38.32	274,999
	PSU	3/1/23	2/6/23				3,947	7,893	15,786				320,772
	RSU	3/1/23	2/6/23							7,893			274,992

(1)
Nonequity incentive plan awards are short-term incentives that may be earned under the 2023 AIP.

(2)
Equity incentive plan awards are PSUs corresponding to a three-year performance period, FY2023 — FY2025. The NEOs may earn 50% of the target award upon attainment of threshold performance and up to 200% of the target award upon attainment of maximum performance. Performance outcomes will be determined following the conclusion of the performance period. Dividend equivalent units will be applied to the actual number of shares earned.

(3)
The exercise price for stock options is equal to the fair market value of a share of Chemours common stock on the grant date. The exercise price for PSOs is equal to the fair market value of a share of Chemours common stock on the grant date plus a 10% premium. Stock options and PSOs are not credited with dividend equivalent units. Stock options and PSOs feature three-year equal ratable vesting and a ten-year term.

2024 Proxy Statement	60

Other Compensation Matters(continued)
OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END
The following table shows the number of shares underlying exercisable and unexercisable options and unvested and, as applicable, unearned RSUs and PSUs (in each case denominated in shares of Chemours common stock) held by each of the NEOs as of December 31, 2023. Market or payout values in the table below are based on the closing price of Chemours common stock as of December 31, 2023: $31.54.
	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS(1)					SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)		EQUITY INCENTIVE PLAN AWARDS: UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3)
NAME	GRANT DATE	EXERCISABLE (#)	UNEXERCISABLE ($)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER (#)	MARKET VALUE ($)	NUMBER (#)	MARKET OR PAYOUT VALUE ($)
Mark Newman(5)	3/1/2023	—	100,200	38.32	3/1/2033
	3/1/2023	—	97,656	34.84	3/1/2033	44,066	1,389,852	44,066	1,389,852
	3/1/2022	68,756	137,512	25.98	3/1/2032	13,880	437,771	51,828	1,634,658
	7/1/2021	23,131	11,565	35.46	7/1/2031	1,443	45,526
	3/1/2021	40,899	20,450	24.01	3/1/2031	2,298	72,494
	3/2/2020	160,427	—	14.43	3/2/2030
	6/3/2019	29,717	—	21.96	6/3/2029
	3/1/2019	36,236	—	38.02	3/1/2029
	3/1/2018	23,357	—	48.53	3/1/2028
	3/1/2017	31,662	—	34.72	3/1/2027
	3/1/2016	166,089	—	5.40	3/1/2026
Jonathan Lock	8/1/2023					9,373	295,617
	3/1/2023	—	7,097	38.32	3/1/2033
	3/1/2023	—	6,917	34.84	3/1/2033	3,121	98,429	3,121	98,429
	3/1/2022	5,730	11,459	25.98	3/1/2032	1,156	36,467	4,319	136,216
	3/1/2021	13,633	6,816	24.01	3/1/2031	766	24,175
	3/2/2020	22,459	—	14.43	3/2/2030
	6/3/2019	14,858	—	21.96	6/3/2029
	3/1/2019	5,574	—	38.02	3/1/2029
	5/1/2018	9,713	—	48.25	5/1/2028
2024 Proxy Statement	61

Other Compensation Matters(continued)
	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS(1)					SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)		EQUITY INCENTIVE PLAN AWARDS: UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3)
NAME	GRANT DATE	EXERCISABLE (#)	UNEXERCISABLE ($)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER (#)	MARKET VALUE ($)	NUMBER (#)	MARKET OR PAYOUT VALUE ($)
Denise Dignam	8/1/2023					2,756	86,916
	3/1/2023	—	13,777	38.32	3/1/2033	14,689	463,291
	3/1/2023	—	13,427	34.84	3/1/2033	6,058	191,069	6,058	191,079
	3/1/2022	7,415	14,829	25.98	3/1/2032	1,496	47,195	5,589	176,286
	3/1/2021	12,269	6,135	24.01	3/1/2031	10,186	321,260
	3/2/2020	11,140	—	14.43	3/2/2030
	3/1/2019	3,832	—	38.02	3/1/2029
	3/1/2018	2,068	—	48.53	3/1/2028
	3/1/2017	2,473	—	34.72	3/1/2027
Kristine Wellman	8/1/2023					3,307	104,318
	3/1/2023	—	10,855	38.32	3/1/2033
	3/1/2023	—	10,579	34.84	3/1/2033	4,774	150,565	4,774	150,565
	3/1/2022	5,309	10,616	25.98	3/1/2032	4,286	135,175
	3/1/2021	4,260	2,130	24.01	3/1/2031	958	30,219
	3/2/2020	11,140	—	14.43	3/2/2030
	3/1/2019	4,006	—	38.02	3/1/2029
	3/1/2018	2,554	—	48.53	3/1/2028
	3/1/2017	5,936	—	34.72	3/1/2027
Alvenia Scarborough	8/1/2023					6,891	217,354
	3/1/2023	—	5,427	38.32	3/1/2033
	3/1/2023	—	5,289	34.84	3/1/2033	2,387	75,282	2,387	75,282
	3/1/2022	4,382	8,762	25.98	3/1/2032	884	27,866	3,302	104,156
	3/1/2021	6,816	3,408	24.01	3/1/2031	5,659	178,481
	3/1/2019	3,135	—	38.02	3/1/2029
	3/1/2018	2,433	—	48.53	3/1/2028
	3/1/2017	3,627	—	34.72	3/1/2027
2024 Proxy Statement	62

Other Compensation Matters(continued)
	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS(1)					SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)		EQUITY INCENTIVE PLAN AWARDS: UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3)
NAME	GRANT DATE	EXERCISABLE (#)	UNEXERCISABLE ($)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER (#)	MARKET VALUE ($)	NUMBER (#)	MARKET OR PAYOUT VALUE ($)
Susan Kelliher	3/1/2023	—	11,690	38.32	3/1/2033
	3/1/2023	—	11,393	34.84	3/1/2033	5,140	162,122	5,140	162,122
	3/1/2022	9,437	18,874	25.98	3/1/2032	1,905	60,081	7,113	224,351
	3/1/2021	19,086	9,543	24.01	3/1/2031	15,845	499,741
	3/2/2020	74,866	—	14.43	3/2/2030
	3/1/2019	16,724	—	38.02	3/1/2029
	3/1/2018	9,732	—	48.53	3/1/2028
	6/1/2017	8,864	—	41.51	6/1/2027
Sameer Ralhan(4)
Edwin Sparks(4)

(1)
The following table provides the vesting schedules of stock options outstanding as of December 31, 2023:

GRANT DATE	OUTSTANDING VESTING DATES
3/1/2023	Vests in equal installments on March 1, 2024, 2025 and 2026
3/1/2022	Vests in equal installments on March 1, 2024 and 2025
7/1/2021	Vests in equal installments on March 1, 2024
3/1/2021	Vests in equal installments on March 1, 2024

(2)
The following table consists of RSUs outstanding as of December 31, 2023, and PSUs where the performance period is complete, but the units remain unvested. The following table provides details of the vesting schedules for such RSUs and PSUs, including dividend equivalent units:

GRANT DATE	OUTSTANDING VESTING DATES
8/1/2023	Vests in equal installments on August 1, 2024, 2025 and 2026
8/1/2023	RSUs with vesting date of August 1, 2026
3/1/2023	Vests in equal installments on March 1, 2024, 2025 and 2026
3/1/2023	RSUs with vesting date of March 1, 2026
3/1/2022	Vests in equal installments on March 1, 2024 and 2025
7/1/2021	RSUs with vesting date of March 1, 2024
7/1/2021	PSUs with performance period ended December 31, 2023, vest in first quarter 2024
3/1/2021	RSUs with vesting date of March 1, 2024
3/1/2021	PSUs with performance period ended December 31, 2023, vest in first quarter 2024
2024 Proxy Statement	63

Other Compensation Matters(continued)
(3)
The following table provides the vesting schedules for unearned PSUs with outstanding vesting dates as of December 31, 2023:

GRANT DATE	OUTSTANDING VESTING DATES
3/1/2023	Performance period ending December 31, 2025. The number of PSUs reported is based on achievement of target performance
3/1/2022	Performance period ending December 31, 2024. The number of PSUs reported is based on achievement of threshold performance
The 2022-2024 PSU plan provides for a payout range of 0% to 250% and dividend equivalent units are applied subsequently to the final performance determination.
The 2023-2025 PSU plan provides for a payout range of 0% to 200% and dividend equivalent units are applied subsequently to the final performance determination.
(4)
Messrs. Ralhan and Sparks were no longer employed by Chemours on December 31, 2023. They have no outstanding equity awards at 2023 fiscal year-end. Mr. Ralhan departed the company effective June 19, 2023. Mr. Sparks departed the company effective March 31, 2023.

(5)
The Company has entered into a separation and release agreement (“Separation Agreement”) dated as of March 22, 2024, with Mr. Newman, the former Chief Executive Officer. Under the Separation Agreement, the former Chief Executive Officer is not entitled to any severance, equity award vesting or other compensation in connection with his resignation. All unvested awards as of the date of the Separation Agreement were forfeited for no consideration.

OPTION EXERCISES AND STOCK VESTED
The table below identifies the number of shares of Chemours common stock acquired upon the exercise of stock options and the vesting of RSUs and PSUs during 2023:
	OPTION AWARDS(1)		STOCK AWARDS(2)
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Mark Newman			157,826	5,426,358
Jonathan Lock			21,946	754,494
Denise Dignam			3,002	106,677
Kristine Wellman			4,605	162,503
Alvenia Scarborough	5,125	91,587	2,283	81,433
Susan Kelliher			92,351	3,072,581
Sameer Ralhan	259,408	4,521,566	102,258	3,514,469
Edwin Sparks	55,619	595,773	119,759	4,182,860

(1)
The value realized upon exercise is the difference between the market value of the stock on the exercise date and the option price, multiplied by the number of shares acquired on exercise.

(2)
Represents the number of RSUs, PSUs and related dividend equivalent units vesting in 2023. The value realized upon vesting is computed by multiplying the number of units by the closing price of the underlying shares on the vesting date.

2024 Proxy Statement	64

Other Compensation Matters(continued)
2023 NONQUALIFIED DEFERRED COMPENSATION
The following table provides information on the Company’s defined contribution or other plans that during 2023 provided for deferrals of compensation on a basis that is not tax qualified. Messrs. Newman, Lock, Ms. Dignam, Ms. Scarborough, Ms. Kelliher and Messrs. Ralhan and Sparks each participated in the plan during 2023.
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)(1)	REGISTRANT CONTRIBUTION IN LAST FISCAL YEAR ($)(2)	AGGREGATE EARNING IN LAST FISCAL YEAR ($)(3)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS IN LAST FISCAL YEAR ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR-END ($)
Mark Newman
RSRP	50,000	50,000	140,713		1,233,228
MDCP			137,876		961,080
Jonathan Lock
RSRP	21,872	21,872	13,328		123,116
Denise Dignam
RSRP	37,259	37,259	23,322		193,683
Kristine Wellman
RSRP	22,227	22,227	15,955		126,148
Alvenia Scarborough
RSRP	11,900	11,900	8,161		57,842
Susan Kelliher
RSRP	22,885	22,885	39,338		262,885
MDCP	130,611		101,425		772,635
Sameer Ralhan
RSRP	11,222	11,222	122,291		692,215
Edwin Sparks
RSRP	2,875	2,875	58,679	-44,904	392,827

(1)
The amount in this column represents deferrals from base salary and Non-Equity Incentive Plan Compensation under the RSRP and/or MDCP. The amounts are also included in the 2022 Summary Compensation Table.

(2)
The amount in this column represents employer contributions made under the RSRP; the amounts are also included in the 2022 Summary Compensation Table.

(3)
Earnings (loss) represent returns on investments in twenty (20) core investment alternatives and interest accruals on cash balances, Chemours common stock returns, and dividend reinvestments. The core investment alternatives are the same investment alternatives available to all employees under the qualified plan. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate, and dividend equivalents are accrued at a non-preferential rate. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2022 Summary Compensation Table.

2024 Proxy Statement	65

Other Compensation Matters(continued)
This table reflects Salary and Non-Equity Incentive Plan Compensation amounts and Company contributions to qualified and nonqualified defined contribution plans reported in the aggregate balance at last fiscal year-end that were previously reported as compensation to the NEO in Chemours’ Summary Compensation Table for previous year(s).
	RSRP ($)	MDCP ($)	TOTAL ($)
Mark Newman	848,725	856,700	1,705,425
Denise Dignam	99,650	—	99,650
Susan Kelliher	15,174	146,623	161,797
Sameer Ralhan	282,812	—	282,812
Edwin Sparks	272,999	—	272,999
Narrative Discussion of the Nonqualified Deferred Compensation Table
Chemours sponsors two nonqualified deferred compensation plans for the benefit of eligible employees. The Retirement Savings Restoration Plan (RSRP) supplements our qualified defined contribution plan, the Retirement Savings Plan (RSP), and is designed to provide benefits more than IRS qualified plan limits applicable to the RSP. The Management Deferred Compensation Plan (MDCP) is an elective deferral plan that provides eligible employees with the opportunity to defer receipt of a specified portion of their compensation, thereby postponing income taxation on amounts deferred until the time such deferrals are distributed from the MDCP. Eligible employees may elect to participate in either, neither, or both nonqualified deferred compensation plans annually. The following provides an overview of the various deferral options as of December 31, 2023.
Retirement Savings Restoration Plan
Each year during the enrollment window, eligible employees can elect to defer 1-6% of compensation. The deferral elections spring into effect when the participant’s year-to-date compensation exceeds the IRS annual compensation limit ($330,000 for 2023). Compensation for RSRP purposes consists of base salary and annual incentive payments. Chemours provides. a Company matching contribution equal to 100% of the first 6% of the NEOs deferral amount. In addition, and entirely at its discretion, the Company may make non-elective contributions to the RSRP.
Deferrals and contributions to the RSRP are notionally invested in the available investment alternatives which mirror those made available under the qualified RSP. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections.
When enrolling in the RSRP, participants are also requested to make distribution elections. Distributions are triggered by termination of employment and will commence either upon separation from service or 1-5 years thereafter if the participant so elects. Distributions may be paid in a lump sum or substantially equal annual installments over 2-15 years, at the election of the participant.
Employee and matching contributions are always 100% vested. Non-elective contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
Management Deferred Compensation Plan
Under the terms of the MDCP, each year during the enrollment window eligible employees can elect to defer: 1-60% of “base salary” and/or 1-60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs).
2024 Proxy Statement	66

Other Compensation Matters(continued)
Base salary and annual incentive award deferrals are notionally invested in the available investment alternatives. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections. Equity award deferrals are notionally invested in Chemours common stock with dividend equivalents credited as additional stock units. Chemours does not match deferrals under the MDCP.
When enrolling in the MDCP, participants are also requested to make distribution elections. Participants may elect either in- service or termination distribution elections. In-service distributions are payable as of a specified date in the form of a lump sum. Termination distributions commence either upon separation from service or 1-5 years thereafter if the participant so elects and can be paid either in a lump sum or substantially equal annual installments over 2-15 years, at the election of the participant.
NEOs are 100% vested in their deferrals and related investment experience.
Potential Payments upon Termination or Change in Control
The table below summarizes the potential payouts to the NEOs, upon a termination from the Company, or under specified situations in a change in control as further described below. The amounts shown in the following table are approximate and reflect certain assumptions that the Company has made in accordance with the SEC’s rules. These assumptions include that the termination of employment or change in control occurred on December 31, 2023, and that the value of a share of the Company’s stock on that day was $31.54, the closing price per share of the Company’s common stock on December 29, 2023. The table also includes potential payments under The Chemours Company 2017 Equity and Incentive Plan (the “2017 Plan”). The treatment of benefits under each plan on termination or change in control is detailed in the footnotes to the table.
The following table does not include Messrs. Ralhan and Sparks because they left the company during the year and no payments were made to these NEOs in connection with the termination of employment.
Effective January 1, 2017, Chemours revised the termination provisions associated with PSUs, PSOs, NQSOs, and RSUs awards to be more consistent with market prevalence and simplify administration. A summary of the provisions by award type follows.
The Company has entered into a Separation Agreement dated as of March 22, 2024, with Mr. Newman, the former Chief Executive Officer. Under the Separation Agreement, the former Chief Executive Officer is not entitled to any severance, equity award vesting or other compensation in connection with his resignation. Mr. Newman is not eligible for the payments and benefits described below.
2024 Proxy Statement	67

Other Compensation Matters(continued)
NAME(9)	FORM OF COMPENSATION(1)	VOLUNTARY OR FOR CAUSE ($)	INVOLUNTARY TERMINATION WITHOUT CAUSE ($)(2)	RETIREMENT ($)(3)	DEATH ($)(4)	DISABILITY ($)(5)	CHANGE IN CONTROL WITH ASSUMPTION OR SUBSTITUTION(6)	CHANGE IN CONTROL WITHOUT ASSUMPTION OR SUBSTITUTION(7)	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH CHANGE IN CONTROL(8)
Mark Newman	Annual Salary	—	176,282	—	—	—	—	—	3,000,000
	Target Annual Bonus	—	1,300,000	—	—	—	—	—	3,900,000
	Target Annual Bonus (pro-rated)	—	—	—	1,300,000	1,300,000	—	—	1,300,000
	Health and Dental Benefits	—	5,046	—	—	—	—	—	60,551
	Outplacement Services	—	2,150	—	—	—	—	—	12,900
	Stock Options	—	—	—	918,555	918,555	—	918,555	918,555
	RSUs	—	—	—	1,877,797	1,877,797	—	1,877,797	1,877,797
	PSUs	—	—	—	4,120,156	4,120,156	—	4,120,156	6,061,389
	Total	—	1,483,478	—	8,216,508	8,216,508	—	6,916,508	17,131,192
Jonathan Lock	Annual Salary	—	66,346	—	—	—	—	—	1,200,000
	Target Annual Bonus	—	450,000	—	—	—	—	—	900,000
	Target Annual Bonus (pro-rated)	—	—	—	450,000	450,000	—	—	450,000
	Health and Dental Benefits	—	7,425	—	—	—	—	—	59,398
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	115,037	115,037	—	115,037	115,037
	RSUs	—	—	—	443,358	443,358	—	443,358	443,358
	PSUs	—	—	—	532,103	532,103	—	532,103	682,526
	Total	—	525,921	—	1,540,498	1,540,498	—	1,090,498	3,858,919
Denise Dignam	Annual Salary	—	275,000	—	—	—	—	—	1,100,000
	Target Annual Bonus	—	412,500	—	—	—	—	—	825,000
	Target Annual Bonus (pro-rated)	—	—	—	412,500	412,500	—	—	412,500
	Health and Dental Benefits	—	4,761	—	—	—	—	—	38,091
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	128,646	128,646	—	128,646	128,646
	RSUs	—	—	—	789,068	789,068	—	789,068	789,068
	PSUs	—	—	—	579,882	579,882	—	579,882	816,098
	Total	—	694,411	—	1,910,096	1,910,096	—	1,497,596	4,118,003
2024 Proxy Statement	68

Other Compensation Matters(continued)
NAME(9)	FORM OF COMPENSATION(1)	VOLUNTARY OR FOR CAUSE ($)	INVOLUNTARY TERMINATION WITHOUT CAUSE ($)(2)	RETIREMENT ($)(3)	DEATH ($)(4)	DISABILITY ($)(5)	CHANGE IN CONTROL WITH ASSUMPTION OR SUBSTITUTION(6)	CHANGE IN CONTROL WITHOUT ASSUMPTION OR SUBSTITUTION(7)	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH CHANGE IN CONTROL(8)
Kristine Wellman	Annual Salary	—	87,340	—	—	—	—	—	1,000,000
	Target Annual Bonus	—	350,000	—	—	—	—	—	700,000
	Target Annual Bonus (pro-rated)	—	—	—	350,000	350,000	—	—	350,000
	Health and Dental Benefits	—	—	—	—	—	—	—	—
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	83,584	83,584	—	83,584	83,584
	RSUs	—	—	—	404,595	404,595	—	404,595	404,595
	PSUs	—	—	—	48,900	48,900	—	48,900	147,103
	Total	—	439,490	—	887,079	887,079	—	537,079	2,693,882
Alvenia Scarborough	Annual Salary	—	86,939	—	—	—	—	—	700,000
	Target Annual Bonus	—	175,000	—	—	—	—	—	350,000
	Target Annual Bonus (pro-rated)	—	—	—	175,000	175,000	—	—	175,000
	Health and Dental Benefits	—	6,839	—	—	—	—	—	54,712
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	74,379	74,379	—	74,379	74,379
	RSUs	—	—	—	324,673	324,673	—	324,673	324,673
	PSUs	—	—	—	319,968	319,968	—	319,968	435,000
	Total	—	270,928	—	894,020	894,020	—	719,020	2,122,363
Susan Kelliher	Annual Salary	—	53,806	—	—	—	—	—	850,000
	Target Annual Bonus	—	297,500	—	—	—	—	—	595,000
	Target Annual Bonus (pro-rated)	—	—	—	297,500	297,500	—	—	297,500
	Health and Dental Benefits	—	3,734	—	—	—	—	—	29,875
	Outplacement Services	—	2,150	—	—	—	—	—	8,600
	Stock Options	—	—	—	176,798	176,798	—	176,798	176,798
	RSUs	—	—	—	245,697	245,697	—	245,697	245,697
	PSUs	—	—	—	795,274	795,274	—	795,274	1,043,028
	Total	—	357,190	—	1,515,269	1,515,269	—	1,217,769	3,246,498
2024 Proxy Statement	69

Other Compensation Matters(continued)
PSUs
■
Retirement eligibility results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period

■
Death or Disability results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period

■
Change in Control with qualifying termination remains consistent with the description below

PSOs and NQSOs
■
Retirement eligibility results in continued vesting, and the time to exercise is three years post-employment or the original expiration date of the award, whichever occurs first

■
Death or disability termination results in immediate vesting of unvested awards and the time to exercise is limited to two years post-employment, or the original expiration date of the award whichever occurs first

■
Change in Control with qualifying termination remains consistent with the description below

■
Any other termination results in the forfeiture of unvested options and 90 days post-employment to exercise any options vested as of the termination date

RSUs
■
Retirement eligibility results in continued vesting of unvested awards

■
Death or Disability termination results in immediate vesting of unvested awards

■
Change in Control with qualifying termination remains consistent with the description below

■
Any other termination results in forfeiture of unvested awards

(1)
The award agreements for stock options, performance stock options, PSUs and RSUs contain restrictive covenants that may result in forfeiture of unvested PSUs, PSOs, NQSOs, and RSUs upon a breach of confidentiality, non-solicitation and non-competition obligations during employment and after termination of employment (for a period of one year for non-solicitation and non-competition).

(2)
Upon termination of employment for Lack of Work or Involuntary Termination:

a.
PSOs and NQSOs awards granted on or after January 1, 2017 and vested as of the termination date may be exercised during the 90-day period following termination. Unvested stock option awards granted on or after January 1, 2018, to holders who are not retirement eligible are forfeited.

b.
NQSOs awards granted prior to January 1, 2017, may be exercised during the one-year period following termination.

c.
PSUs granted on or after January 1, 2017, and unvested as of the termination date are forfeited.

d.
To the extent that an NEO is retirement eligible, unvested PSOs and NQSOs, RSUs, and PSUs are treated as if the NEO has retired.

e.
Severance benefits consist of: one week of salary for each complete year of service, with a minimum of four weeks and a maximum of twenty-six weeks; pro- rata annual bonus based on service during the performance period (i.e., calendar year); three months of Company-paid health care continuation coverage; limited outplacement assistance.

(3)
Upon Retirement:

a.
PSOs and NQSOs granted on or after January 1, 2017 continue vesting, but the time to exercise is limited to three years post-employment or the original expiration date of the award, whichever occurs first.

b.
For stock options granted prior to January 1, 2017 the award holder retains the full term of the award in which to exercise.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2023 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2023 Fiscal Year-End table.

(4)
Upon Death:

a.
PSOs and NQSOs awards immediately vest and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first. Amount shown represents the in-the-money value of stock options for which vesting is accelerated, as of December 31, 2023.

b.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2023 that are automatically vested and paid out.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2023 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2023 Fiscal Year-End table.

(5)
Upon termination of employment due to Disability:

a.
PSOs and NQSOs awards granted on or after January 1, 2017 are immediately vested and the time to exercise is limited to two years post- employment or the original expiration date of the award, whichever occurs first.

2024 Proxy Statement	70

Other Compensation Matters(continued)
b.
NQSOs granted prior to January 1, 2017 may be exercised during the one-year period following termination.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2023 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2023 Fiscal Year-End table.

d.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2023 that are automatically vested and paid out.

e.
To the extent that the NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

(6)
Change in Control with Assumption or Substitution:

Treatment varies depending on whether the Company is the surviving entity and, if not, whether the awards are assumed or substituted by an acquiring entity. If the company is the surviving entity or the awards are assumed or substituted, service-based vesting conditions applicable to options and RSUs are not accelerated, and PSU performance goals are deemed achieved at target levels with the awards remaining subject to service-based vesting conditions. Values shown in this column assume outstanding equity awards are assumed or substituted and therefore do not vest due to the change in control.
(7)
Change in Control without Assumption or Substitution:

Values shown in this column assume that the Company is not the surviving entity and the acquiring entity does not assume or substitute outstanding equity awards, resulting in the awards vesting in full and being cashed settled, with PSUs vesting at target levels. Accordingly, the amounts shown in this column reflect the in-the-money value of unvested stock options, the value of all RSUs, and the value of PSUs at target levels, in each case as of December 31, 2023.
(8)
Termination without Cause or Resignation for Good Reason in connection with Change in Control:

Under the Senior Executive Severance Plan, if a change in control occurs and the executive’s employment is terminated within two years following the change in control, either by the Company without cause or the executive for good reason (often called a “double trigger”), subject to the executive’s execution of a release of claims, the executive receives (i) a lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s base salary and target annual bonus; (ii) a lump sum cash payment equal to the prorated portion of the executive’s target annual bonus for the year of termination; and (iii) continued health and dental benefits and outplacement services for two years (three years for the CEO) following the date of termination.
Additionally, under the 2017 Plan, equity awards would become fully vested, with PSUs vesting at target levels. Amounts shown in this column reflect severance payable under the Senior Executive Severance Plan and the value of equity awards that would vest assuming a change in control occurs and the executive’s employment is terminated without cause or for good reason on December 31, 2023.
(9)
Messrs. Ralhan and Sparks were no longer employed by Chemours on December 31, 2023, they are no longer eligible for compensation related to Change of Control.

Susan Kelliher’s Special Employment, Separation, and Release Agreement
On September 13, 2023, the Company announced Susan Kelliher, Senior Vice President, People, formalized her intention to retire from her position at the end of September 2023. As part of her transition plan, Ms. Kelliher began serving as a strategic advisor to the company, effective October 1, 2023. She will terminate service as an employee of the Company on July 1, 2024, and transition into a consulting role through June 30, 2025. The Company entered into a special employment, separation, and release agreement with Ms. Kelliher, effective October 1, 2023, which sets forth the terms of the above-described arrangements.
As Strategic Advisor Organizational Effectiveness to the CEO, Ms. Kelliher has continued to receive the same base salary, AIP and LTIP awards at target as defined in her previous role. As part of Ms. Kelliher’s future separation of employment on July 1, 2024 and in exchange for her continued full-time employment through that date, in July 2024, Ms. Kelliher will receive $57,212 in severance pay, a 2024 AIP prorated target payout of  $148,750, and other incidental benefits set forth in the separation and release agreement. In consideration of her ongoing non-competition and non-solicitation obligations and subject to entry into a post-separation agreement, Ms. Kelliher also will receive a cash payment of  $400,000. In addition, pursuant to the separation and release agreement, Ms. Kelliher will be compensated approximately $33,333 per month for consulting services from July 2, 2024, through June 30, 2025.
2024 Proxy Statement	71

Other Compensation Matters(continued)
Compensation and Leadership Development Committee Report
Notwithstanding anything to the contrary set forth in any of the previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The CLDC reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management of the Company. Based on the review and discussions noted above, the CLDC recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report and in this Proxy Statement.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Sean D. Keohane, Chair
Mary B. Cranston
Erin N. Kane
Pamela F. Fletcher
2024 Proxy Statement	72

Other Compensation Matters(continued)
CEO PAY RATIO
There were no significant changes to the global employee population nor significant changes to employee compensation arrangements. Per SEC rules, Chemours chose a new individual to represent the Median Employee as last year was the final year of the three-year period that individual’s compensation could be used for this analysis. The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with SEC rules.
The individual’s compensation reflects January 1, 2023 to December 31, 2023. The total number of employees was approximately 6,200. When Chemours selected the employee, the Company determined the median employee’s pay.
Chemours chose total earnings including overtime pay as the consistently applied compensation measure. Chemours then calculated an annual gross cash compensation for each employee. Chemours used a valid statistical sampling methodology to identify a population of employees whose base pay was within a 5% range of the median. Using this methodology, Chemours identified the median employee from that group.
The total compensation for the selected median employee in 2023 was $109,473. The ratio of CEO pay to the median worker pay is 67:1. This ratio has decreased from 71:1 in 2022.
ELEMENT	MEDIAN EMPLOYEE $		CEO $
Salary (includes Overtime)(1)	100,695		1,000,000
Stock Awards	0		3,249,640
Option Awards	0		2,999,990
Non-Equity Incentive Plan Compensation/Bonus(2)	2,353		0
Change in Pension Value	0		0
All Other Compensation(3) (4)	6,426		85,800
Summary Compensation Table Totals	109,473		7,335,430
CEO Pay Ratio		67:1

(1)
Consists of 2023 base salary plus overtime pay.

(2)
Actual 2023 cash incentive paid during the first quarter of fiscal year 2024 under a performance-based compensation plan.

(3)
Consists of 2023 employer contributions to qualified and non-qualified defined contribution plans and perquisites/personal benefits as listed in footnote 5 of the Summary Compensation Table.

(4)
The CLDC and the Board applied negative discretion to reduce the AIP payout for the former Chief Executive Officer Mr. Newman to $0.

PAY VERSUS PERFORMANCE
Chemours and the CLDC are committed to ensuring alignment between Company performance and executive compensation to encourage and reward management for the creation of shareholder value. This Pay vs. Performance disclosure provides an additional perspective on our pay and performance alignment. This perspective is enhanced by the inclusion of Compensation Actually Paid (“CAP”) to our PEOs and NEOs, which captures the annual change in management’s total, company-derived wealth. This provides a distinct view from total compensation for our CEO and NEO as set forth in the “Summary Compensation Table” (“SCT”), which captures the annual economic cost of compensation to the Company. CAP is a more suitable comparator to performance since it includes the effect of performance on executive compensation over time and the degree to which pay is aligned with performance. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Executive Compensation” section of the CD&A.
Pay Versus Performance Table
The following table shows the past four fiscal years’ of SCT pay, CAP, our cumulative total shareholder return (“TSR”), the cumulative TSR of our performance peers over the same period, our net income, and our Adjusted EBITDA. As the table below
2024 Proxy Statement	73

Other Compensation Matters(continued)
demonstrates, there is a strong relationship between our financial outcomes and CAP to PEOs and the average of CAP to the remaining NEOs. The CLDC believes strongly that the Company’s pay-for-performance approach is working as designed. The design includes the ability to use discretion, which the CLDC did in the case of the second PEO and one of the NEOs.
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR FIRST PEO(1)	COMPENSATION ACTUALLY PAID TO FIRST PEO(2)	SUMMARY COMPENSATION TABLE TOTAL FOR SECOND PEO(3)	COMPENSATION ACTUALLY PAID TO SECOND PEO(4)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON PEO(5)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS(6)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (MILLIONS)(9)	ADJUSTED EBITDA (MILLIONS)(10)
							TOTAL SHAREHOLDER RETURN(7)	PEER GROUP TOTAL SHAREHOLDER RETURN(8)
2023	—	—	$7,335,430	$934,313	$1,542,699	$(296,368)(11)	$203.94	$149.93	$(238)	$1,014
2022	—	—	$7,670,351	$9,839,552	$2,107,360	$2,450,210	$191.44	$130.45	$578	$1,361
2021	$9,012,886	$25,427,573	$5,537,669	$10,256,484	$2,359,471	$5,383,970	$203.63	$151.70	$608	$1,313
2020	$8,606,576	$16,928,335	—	—	$2,915,198	$4,524,555	$145.61	$119.86	$219	$879
(1)
The dollar amounts reported are the amounts of total compensation reported for Mr. Vergnano for each corresponding year in the “Total” column of the SCT. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amounts reported represent the amount of CAP to Mr. Vergnano, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Vergnano during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to Mr. Vergnano’s total compensation for each year to determine the CAP.

(3)
The dollar amounts reported are the amounts of total compensation reported for Mr. Newman for each corresponding year in the “Total” column of the SCT. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(4)
The dollar amounts reported represent the amount of CAP to Mr. Newman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Newman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to Mr. Newman’s total compensation for each year to determine the CAP.

(5)
The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding the applicable PEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs (excluding the applicable PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Jonathan Lock, Denise Dignam, Kristine Wellman, Alvenia Scarborough, Susan Kelliher, Sameer Ralhan, and Edwin Sparks; (ii) for 2022, Sameer Ralhan, Edwin Sparks, Alisha Bellezza, Denise Dignam, and David Shelton; (iii) for 2021, Sameer Ralhan, Edwin Sparks, Susan Kelliher, Bryan Snell, and David Shelton; and (iv) for 2020, Sameer Ralhan, Edwin Sparks, Mark Newman, and David Shelton.

(6)
The dollar amounts reported represent the average amount of CAP to the NEOs as a group (excluding the applicable PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the applicable PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following “Pay Versus Performance Calculation Detail” table displays the adjustments made to the NEOs’ (excluding the applicable PEO) total compensation for each year to determine the CAP.

(7)
TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(8)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 400 Chemicals.

(9)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(10)
See “Compensation Discussion and Analysis” in this Proxy Statement for the definition of Adjusted EBITDA.

(11)
Average Compensation Actually Paid of non-PEO NEOs is a negative amount due to equity forfeited upon the departures of Messrs. Ralhan and Sparks.

2024 Proxy Statement	74

Other Compensation Matters(continued)
Pay Versus Performance Calculation Detail
	PEO 1				PEO 2				NEO AVERAGE
	2023	2022	2021	2020	2023	2022	2021	2020	2023	2022	2021	2020
Summary Compensation Table Total	—	—	$9,012,886	$8,606,576	$7,335,430	$7,670,351	$5,537,669	—	$1,542,699	$2,107,360	$2,359,471	$2,915,198
Less: Reported Fair Value of Equity Awards(a)	—	—	$7,056,334	$6,231,013	$6,249,631	$5,504,353	$3,039,984	—	$1,042,701	$1,130,702	$1,139,675	$1,807,220
Add: Year-End Fair Value of Equity Awards Granted in the Year(b(i))	—	—	$10,037,056	$14,805,523	$5,542,082	$7,286,350	$3,737,324	—	$549,601	$1,482,246	$1,697,677	$3,537,581
Add: Change in Fair Value of Equity Awards Granted in Prior Years and Remain Unvested(b(II))	—	—	$11,676,849	$(501,171)	$(4,188,551)	$(231,485)	$3,508,735	—	$(246,002)	$(164,478)	$2,182,023	$(157,388)
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year(b(III))	—	—	$144,996	—	—	—	—	—	—	—	—	—
Add: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(b(iv))	—	—	$507,084	$(2,653)	$516,921	$333,788	$184,986	—	$97,757	$47,967	$77,860	$(17,955)
Add: Fair Value at the End of Prior Year of Equity Awards that Fail to Meet Vesting Conditions(b(v))	—	—	—	—	$(1,929,442)	—	—	—	$(1,178,272)	—	—	—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation(b(vi))	—	—	$1,105,035	$251,073	$(92,496)	$284,902	$327,754	—	$(19,450)	$107,817	$206,615	$54,340
Less: Reported Change in the Actuarial Present Value of Pension Benefits(c)	—	—	—	—	—	—	—	—	—	—	—	—
Add: Actuarially determined service cost for services rendered during the fiscal year	—	—	—	—	—	—	—	—	—	—	—	—
Add: Entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—	—	—	—	—	—	—	—	—	—
CAP	—	—	$25,427,573	$16,928,335	$934,313	$9,839,552	$10,256,484	—	$(296,368)	$2,450,210	$5,383,970	$4,524,555
(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(c)
The amounts included in this row are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the SCT for each applicable year.

2024 Proxy Statement	75

Other Compensation Matters(continued)
Relationship Between CAP and Performance Measures
Our equity-based compensation is influenced by stock price performance and by the Company’s performance against strategic and financial priorities established by the Board and CLDC. As a result, PEOs and NEOs actual compensation is driven by the Company’s success in delivering total shareholder return relative to peers (rTSR) and by delivering strategic and financial excellence. We note the following factors influenced the results of the Pay Versus Performance calculations:
■
Impact of Equity Compensation — A significant portion of the executives’ TDC is equity-based. Given the critical role of equity grants in the executives’ pay, stock price has a significant impact on actual compensation. The Company’s stock price has been volatile over the past four years, ranging from approximately $15 to above $44 per share, and the CAP to the PEOs, and the average of CAP to the remaining NEOs, tracks with that volatility.

■
CEO Transition — In July 2021, the Company completed a transition of the CEO role from Mr. Vergnano to Mr. Newman. The following tables reflect that transition, including the value of Mr. Vergnano’s separation agreement. Additionally, they reflect Mr. Newman’s compensation prior to and after his promotion to CEO. As noted in the CD&A, Mr. Newman’s CAP in 2021, 2022, and 2023 was impacted by the compensation philosophy to ramp TDC for newly promoted executives over a multi-year period.

■
CLDC Discretion — In 2023 the CLDC exercised negative discretion on the second PEO, Mr. Newman and one of the NEOs, Mr. Lock, which had significant impact on actual compensation.

■
Financial Metrics — Net Income and Adjusted EBITDA correlate with TSR over the long-term, but not necessarily in any given year, in part because TSR reflects investors’ assessment of the Company’s value, taking forward-looking factors into account. Conversely, Adjusted EBITDA and Net Income are backward-looking and measure performance over discrete one-year time periods. Our compensation program reflects our belief that actual compensation should correlate closely with stockholder returns but should also correlate with performance on key strategic priorities or financial metrics like net income or Adjusted EBITDA.

The graph below displays the relationship between the Company’s TSR versus the TSR of its peer group. The Company’s TSR outperformed its peer group.

Company TSR vs. Peer Group TSR
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
$100.00
$145.61
$203.63
$191.44
$203.94
$100.00
$119.86
$151.70
$130.45
$149.93
2019
2020
2021
2022
2023
Company Cumulative TSR
S&P 400 Chemicals TSR

2024 Proxy Statement	76

Other Compensation Matters(continued)
CAP vs Company TSR(1)(2)
The below chart showing the relationship between the average PEOs’ and NEOs’ CAP and TSR demonstrates the critical role of equity grants and significant impact of our stock price on our executives’ pay.

Compensation Actually Paid vs Company TSR
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
$300.00
$200.00
$100.00
$0.00
$145.61
$203.63
$191.44
$203.94
2020
2021
2022
2023
PEOs Avg
NEOs Avg
Company TSR

(1)
TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

2024 Proxy Statement	77

Other Compensation Matters(continued)
CAP vs Net Income (NI) and Adjusted EBITDA(1)
The below chart shows the relationship between the average PEOs’ and NEOs’ CAP versus NI and Adjusted EBITDA which illustrates the impact of these measures as realized compensation.

CAP vs. NI and Adjusted EBITDA
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$1,313
$1,361
$1,014
$879
$608
$578
$219
-$238
2020
2021
2022
2023
PEOs Avg
NEOs Avg
Net Income
Adjusted EBITDA

(1)
PEO CAP in displayed in the above table reflects Mr. Vergnano’s CAP in 2020, Mr. Newman’s CAP in 2022 and 2023 and an average CAP for both for 2021.

Most Important Company Performance Measures for Determining Executive Compensation
For fiscal year 2023, our CLDC identified the performance measures listed below as the most important financial performance measures used by the Company to link CAP for our named executive officers, for the most recently completed fiscal year, to the Company’s performance:
■
Adjusted EBITDA

■
Free Cash Flow

■
TSR

2024 Proxy Statement	78

Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation
Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, the Company seeks your vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures in the Company’s compensation tables (a “say-on-pay” vote).
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis” in this Proxy Statement, the Board of Directors seeks to link a significant portion of executive officer compensation with the Company’s performance. The Company’s compensation programs are designed to reward the Company’s executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking. The Company’s executive compensation program is strongly aligned with the long-term interests of shareholders. The Company urges you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on executive compensation programs, including compensation philosophy and objectives, and the compensation of named executive officers during fiscal year 2023.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s named executive officers, as described in this Proxy Statement.
The vote is advisory and is not binding on the Company, the Board, or the Compensation and Leadership Development Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board, or the Compensation and Leadership Development Committee. However, the Board and the Compensation and Leadership Development Committee value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.
Accordingly, the Board of Directors and management ask shareholders to approve the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.
2024 Proxy Statement	79

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected PricewaterhouseCoopers LLP (PwC) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2024. In Proposal 3, the Company is asking shareholders to ratify this selection.
Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of PwC to the Company’s shareholders for ratification. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PwC has served as the Company’s independent registered public accounting firm since 2014. Aggregate fees for professional services rendered by PwC for 2023 and 2022 are set forth in the table below.
	2023 (IN THOUSANDS)	2022 (IN THOUSANDS)
Audit fees(1)	$9,695	$7,145
Audit-related fees(2)	413	320
Tax fees(3)	448	319
All other fees(4)	3	14
Total	$10,559	$7,798

(1)
Audit fees related to audits of financial statements and internal controls over financial reporting, statutory audits, reviews of quarterly financial statements, and certain periodic reports filed with the SEC.

(2)
Audit-related fees related primarily to accounting consultations and other assurance related services not required by statute.

(3)
Tax fees related primarily to tax compliance and advice.

(4)
Other fees in 2023 are related to tax research and technical accounting and reporting software tools.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES]
To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance and/or fact, the Audit Committee has established the Audit and Non-Audit Services Pre-Approval Policy of the Audit Committee (the “Policy”). The Policy outlines the scope of services that PwC may provide to the Company. The Policy sets forth guidelines and procedures the Company must follow when retaining PwC to perform audit, audit-related, tax and other services. The Policy also specifies certain non-audit services that may not be performed by PwC under any circumstances. Pursuant to the Policy, the Audit Committee has approved services to be provided by PwC and fee thresholds within each of the service categories, and services within these thresholds are deemed pre-approved. Additional services and fees exceeding those thresholds require further pre-approval. Requests for specific pre-approvals may be considered by the full Audit Committee. In addition, the Audit Committee has delegated to the Chair the authority to grant specific pre-approvals. Any such pre-approvals are reported to the full Audit Committee at its next meeting. The Policy is evaluated and updated annually by the Audit Committee. For fiscal year 2023, all services provided by PwC were approved by the Audit Committee.
2024 Proxy Statement	80

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm (continued)
REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of  (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. All members of the Audit Committee meet the criteria for independence applicable to Audit Committee members under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. The Audit Committee Charter complies with NYSE Listing Standards.
Management is responsible for the financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and act in an oversight capacity. The Audit Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.
The Audit Committee discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence. The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2023 with management and PwC. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2023.
AUDIT COMMITTEE
Curtis V. Anastasio, Chair
Alister Cowan
Erin N. Kane
Guillaume Pepy
Sandra Phillips Rogers
2024 Proxy Statement	81

Certain Relationships and Transactions
The Board has adopted “Policies and Procedures for Transactions with Related Persons” to assist it in reviewing, approving and ratifying Related Person Transactions and to assist the Company in preparing the disclosures that the rules and regulations of the SEC require to be included in the Company’s applicable SEC filings. Pursuant to the policies and procedures, any reported transaction between the Company and a “Related Person” that may qualify as a “Related Person Transaction” will be referred to the NCG Committee or any other committee comprised of independent directors designated by the Board.
The NCG Committee (or its Chair, under some circumstances) will determine whether to approve, ratify, disapprove or reject any Related Person Transaction following consideration of all relevant factors, including, without limitation, the following: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; (v) the benefits to the Company; (vi) the availability of other sources for comparable products or services; and (vii) the impact of the transaction on the Related Person’s independence under the Company’s Corporate Governance Guidelines and applicable regulatory and listing standards. Related Person Transactions will be approved or ratified only if they are determined to be in the best interests of the Company and its shareholders.
If a Related Person Transaction that has not been previously approved or ratified is discovered, the Related Person Transaction will be presented to the NCG Committee for ratification. If the NCG Committee does not ratify the Related Person Transaction, then the Company will ensure all appropriate disclosures regarding the transaction are made and, if appropriate, take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
It is expected that the Company and its subsidiaries may purchase products and services from and/or sell products and services to companies of which certain of the Company’s directors or executive officers, or their immediate family members, are directors or employees. Chemours carries out transactions with these entities on customary terms, and, in many instances, the Company’s directors and executive officers may not be aware of them. To the Company’s knowledge, since the beginning of fiscal year 2023, no related person has had a material interest in any of the Company’s business transactions or relationships.
2024 Proxy Statement	82

Other Information
OTHER BUSINESS THAT MAY COME BEFORE THE MEETING
The Company does not intend to bring any other business before the Annual Meeting for action and has not been notified of any other business proposed to be brought before the Annual Meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the proxy card to vote in accordance with their judgment on such business.
2025 ANNUAL MEETING OF SHAREHOLDERS
Procedures for Submitting Shareholder Proposals and Nominations
If you want to include a shareholder proposal in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders, your shareholder proposal must be delivered to the Company not later than December 12, 2024, and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2025 Annual Meeting of Shareholders changes by more than 30 days from the date that is the first anniversary of the 2024 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2025 Annual Meeting.
If you want to submit a shareholder proposal for the Company’s 2025 Annual Meeting of Shareholders and you do not require that the proposal be included in the Company’s proxy materials or want to submit a director nomination, your shareholder proposal or director nomination must be delivered to the Company not earlier than January 21, 2025 and not later than February 20, 2025. However, if the date of the 2025 Annual Meeting changes by more than 30 days from the date that is the first anniversary of the 2024 Annual Meeting, then any shareholder proposal or nomination must be received no later than the close of business on the tenth day following the date of public disclosure of the date of such meeting. Your notice must also include the information required by the Company’s Bylaws.
All shareholder proposals and director nominations must be delivered to the Company at the following address: The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary.
The chairman of the Annual Meeting or any other annual meeting or special meeting of shareholders may refuse to acknowledge the nomination or shareholder proposal of any person not made in compliance with the foregoing procedures and the Bylaws. A shareholder’s compliance with these procedures will not require the Company to include information regarding a proposed nominee in the Company’s proxy solicitation materials.
ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the financial statements and schedules and a list of all exhibits, will be supplied without charge to any shareholder upon written request sent to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Investor Relations. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Annual Report on Form 10-K and its exhibits online at the SEC website at www.sec.gov or on the Company’s website at https://investors.chemours.com.

IMPORTANT
We value the input and support of all shareholders. Whether your share holdings are large or small, please promptly submit your proxy by telephone, through the Internet or by mail.

2024 Proxy Statement	83

General Information About the Meeting
Q.
Why am I being asked to review these materials?

A.
In order to solicit your proxy for its Annal Meeting of Shareholders, the Company must furnish you with this Notice and Proxy Statement, which contains information about the proposals to be voted upon at the Annual Meeting. As a shareholder, you are invited to participate in the Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. This Proxy Statement and our Annual Report to Shareholders are first being mailed to shareholders and made available on the Internet on or about April 11, 2024.

Q.
Why am I being asked to review materials online?

A.
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to each shareholder, proxy materials, including this Proxy Statement and Annual Report to Shareholders, will be available online. By providing access of these materials on the Internet rather than mailing printed copies, most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been sent to most of our shareholders with instructions on how to access and review the proxy materials on the Internet. The Notice also provides instructions on how you may submit your proxy on the Internet.

If you would like to receive a paper or email copy of our proxy materials, please follow the instructions for requesting such materials in the Notice. We save thousands of dollars each year in postage and printing costs by providing proxy and annual meeting materials online.
Q.
How does the Board recommend I vote on the proposals described in this Proxy Statement?

A.
VOTING MATTER MANAGEMENT PROPOSALS PROPOSAL	BOARD VOTE RECOMMENDATION
Proposal 1 — Election of Directors	FOR EACH NOMINEE
Proposal 2 — Advisory Vote on Executive Compensation	FOR
Proposal 3 — Ratification of Independent Registered Public Accounting Firm	FOR

Q.
Who may vote at the meeting?

A.
Only holders of record of Chemours common stock at the close of business on April 3, 2024 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. On the Record Date, there were 148,880,950 shares of Chemours common stock outstanding and entitled to vote.

Q.
How do I vote?

A.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and the Notice has been sent directly to you. As a shareholder of record, you may submit your proxy in advance of the Annual Meeting using any of the following alternatives:

2024 Proxy Statement	84

General Information About the Meeting(continued)

INTERNET	MAIL	TELEPHONE	DURING THE MEETING
Visit www.AALVote.com/CC. Have your proxy card available when you access the above website. Follow the prompts to vote your shares by Internet until 11:59 p.m., Eastern Time, on May 20, 2024.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.	Use any touch-tone telephone to vote your proxy. Call 1 866-804- 9616 Have your proxy card available when you call. Follow the voting instructions to vote your shares.
If you wish to vote your shares electronically during the virtual Annual Meeting, go to www.AALvote.com/CC during the Annual Meeting while the polls are open. You will need the control number on your Notice, or the proxy card mailed to you, as applicable.

If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote on- line at the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
Q.
What is the deadline for voting if I do not plan to participate in the virtual Annual Meeting?

A.
You may submit your proxy via the Internet or by telephone until 11:59 p.m., Eastern Time, on May 20, 2024, or the Company’s agent must receive your paper proxy card by mail on or before May 20, 2024. If your shares are held in “street name,” please refer to the voting instructions from your broker, trustee or other nominee.

Q.
If I provide voting instructions and/or grant my proxy, who will vote my shares at the virtual Annual Meeting and how will they vote my shares?

A.
Matthew S. Abbott and Kristine M. Wellman are Officers of the Company and were named by the Board as proxy holders. They will vote all proxies, or record an abstention, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board.

Q.
Who will count the votes?

A.
A representative of Alliance Advisors, LLC, an independent tabulator, will count the vote and act as the inspector of election.

Q.
Can I change my vote after I have delivered my proxy?

A.
Yes. Submission of a later proxy by any means by the deadlines or voting online at the Annual Meeting will change your prior vote. Beneficial owners who wish to change their vote must follow the procedures provided by their broker, bank or other nominee.

Q.
Can I revoke a proxy?

A.
Yes. A shareholder of record may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, the Corporate Secretary, by delivering later dated proxy instructions or by voting at the virtual meeting. Beneficial owners who wish to revoke their proxy should contact their broker, bank or other nominee.

2024 Proxy Statement	85

General Information About the Meeting(continued)
Attendance at the meeting alone will not revoke a proxy. Without a legal proxy from the record owner, beneficial owners cannot revoke their proxies at the Annual Meeting because the actual registered shareholders — the broker, bank or other nominees — will not be present. Beneficial owners who wish to vote at the Annual Meeting must obtain a legal proxy from their broker, bank or other nominee.
Q.
What does it mean if I receive more than one Notice, proxy or voting instruction card?

A.
It means your shares are registered differently or are in more than one account. For all Notices you receive, please submit your proxy by Internet for each control number you have been assigned. If you received paper copies of proxy materials, please provide voting instructions for all proxy and voting instruction cards you receive. The Company encourages you to register all your accounts in the same name and address. Registered shareholders may contact our transfer agent, Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006, (866) 478-8569. Beneficial owners holding Chemours common stock through a broker, bank or other nominee should contact their broker, bank or nominee and request consolidation of their accounts.

Q.
What is a quorum? Why is a quorum required?

A.
Return of your proxy is important because a quorum is required for shareholders to conduct business at the meeting. The presence at the meeting, online or by proxy, of the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote on the record date will constitute a quorum, permitting the Company to conduct the business of the meeting.

Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” will be counted in determining whether there is a quorum present. If there is not a quorum present at the virtual Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to a later time.
Q.
How will votes be counted on shares held through brokers?

A.
If you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. The shares of a shareholder whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the virtual Annual Meeting so long as the shares are represented at the meeting.

In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of PricewaterhouseCoopers LLP, assuming that a quorum is obtained and therefore no broker non-votes are expected with respect to that proposal.
Q.
How many votes are needed to elect the director nominees and approve each of the proposals?

A.
PROPOSAL	VOTE REQUIRED	BROKER DISCRETIONARY VOTING ALLOWED?
Elections of Directors	Majority of Votes Cast	No
Advisory Approval of Executive Compensation	Majority of Votes Represented and Entitled to Vote	No
Ratification of PwC LLP	Majority of Votes Represented and Entitled to Vote	Yes
For the election of directors (Proposal 1), under the Bylaws, the number of votes cast “for” a nominee must exceed the number of votes cast “against” the nominee for the nominee to be elected as a director. For all other matters, except as
2024 Proxy Statement	86

General Information About the Meeting(continued)
set forth in the Certificate of Incorporation, the Bylaws or applicable law, the approval of the holders of a majority of votes represented at the meeting and entitled to vote on the proposal is required for approval of a proposal under the Bylaws.
In accordance with the voting standards set forth above, abstentions from voting on a matter by a shareholder present in person or represented by proxy at the meeting have no effect on the election of directors but have the same effect as votes “against” the other proposals.
Q.
What happens if an incumbent director nominee does not receive a majority of the votes cast for his or her re- election at the Annual Meeting?

A.
Our Corporate Governance Guidelines provide that the Board shall nominate for election or re-election only those candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as a director, their irrevocable resignations contingent upon their failure to receive a majority of the votes cast for their election in an election that is not a contested election and the Board’s acceptance of such resignations. In the event an incumbent director fails to receive the required vote for re-election, the NCG Committee will make a recommendation to the Board as to whether to accept or reject the resignation of the incumbent director. The Board will act on the resignation, taking into account the recommendation of the NCG, and publicly disclose its decision within ninety (90) days following certification of the election results. The NCG in making its recommendation and the Board in making its decision may consider all facts and circumstances they consider relevant or appropriate in reaching their determinations.

Q.
Where can I find voting results of the Annual Meeting?

A.
We will announce preliminary general voting results at the meeting and publish final detailed voting results on a Current Report on Form 8-K that Chemours will file with the SEC within four business days after the meeting.

Q.
Who will bear the cost for soliciting votes for the Annual Meeting?

A.
We will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners and the fee to Innisfree M&A Incorporated (“Innisfree”), who will help the Company solicit proxies. Chemours anticipates that the fee to Innisfree will be approximately $15,000, plus expenses. In addition, proxies may be solicited by mail, email, in person, or by telephone or fax by certain of the Company’s directors, officers and other employees.

Q.
What do I need to do to attend the Annual Meeting virtually?

A.
Both shareholders of record and street name shareholders will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by following the instructions below.

If you are a shareholder of record, you must:
■
Follow the instructions provided on your Notice or proxy card to first register at www.viewproxy.com/chemours/ 2024/VM by 11:59 p.m. Eastern Time on May 17, 2024. You will need to enter your name, phone number, virtual control number (included on your Notice or proxy card) and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the virtual Annual Meeting.

■
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number included on your Notice or proxy card).

■
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click on http://www.AALvote.com/CC during the Annual Meeting while the polls are open (you will need the virtual control number included on your Notice or proxy card).

If you are a street name shareholder, you must:
■
Register at www.viewproxy.com/Chemours/2024/VM by 11:59 p.m. Eastern Time on May 17, 2024. You will need to enter your name, phone number and email address, and if you want to vote at the meeting, provide a copy of the legal

2024 Proxy Statement	87

General Information About the Meeting(continued)
proxy (which may be uploaded to the registration website or sent via email to virtualmeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the virtual Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the virtual Annual Meeting, but you will be unable to vote your shares electronically at the virtual Annual Meeting.
■
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number assigned to you in your registration confirmation email).

■
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click http://www.AALvote.com/CC during the virtual Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email). Further instructions on how to attend the Annual Meeting via live audio webcast, including how to vote your shares electronically at the virtual Annual Meeting are posted on www.viewproxy.com/chemours/2024/VM under Frequently Asked Questions (FAQ). The Annual Meeting live audio webcast will begin promptly at 10:00 a.m. Eastern Daylight Time on May 21, 2024. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:30 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

We have created and implemented the virtual format in order to facilitate shareholder attendance and participation by enabling shareholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our shareholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase shareholder communication. For example, the virtual format allows shareholders to communicate during the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the virtual Annual Meeting, we may answer questions as they come in, to the extent they are relevant to the business of the Annual Meeting, as time permits.
Q.
Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A.
Yes. Shareholders of record can sign up for electronic delivery at www.allianceproxy.com/chemours/2024. If you submit your proxy through the Internet, you can also sign up for electronic delivery by following the instructions that appear after you finish voting. You will receive an e-mail next year containing links to our Annual Report to Shareholders and the Proxy Statement for the 2025 Annual Meeting.

Beneficial owners may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service. This procedure reduces the printing costs and fees the Company incurs in connection with the solicitation of proxies.
Q.
What is “householding”?

A.
As permitted by SEC rules, the Company has adopted a procedure called “householding,” under which multiple shareholders who have the same address will receive a single Notice and, if applicable, a single set of annual report and other proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies.

Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.
2024 Proxy Statement	88

General Information About the Meeting(continued)
If you are a registered holder and would like to participate in householding, or if you participate in householding and would like to receive a separate set of proxy materials, please contact Alliance Advisors, LLC by calling 1-877-777-2857 or by e-mailing requests@viewproxy.com. Beneficial owners should contact their broker or other nominee for information about householding.
Q.
How can I communicate with the Company’s Board?

A.
Shareholders and other interested parties may send communications to the Board in care of the Corporate Secretary, The Chemours Company, 1007 Market Street, Wilmington, Delaware 19801. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director.

Q.
What if I have additional questions?

A.
If you have additional questions about the Annual Meeting or any of the information presented in this Proxy Statement, you may direct your questions to Chemours Investor Relations at annualmeeting@chemours.com, or call (302) 773-3291. Web links throughout this document are provided for convenience only and are not intended to be active hyperlinks to the referenced websites. The content on the referenced websites does not constitute a part of this Proxy Statement.

2024 Proxy Statement	89

Appendix — Supplemental Information
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(Dollars in millions)
The Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company’s operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis should be read in conjunction with the Company’s financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non- GAAP financial measures used by the Company may be different from the methods used by other companies.
GAAP Net Income (Loss) Attributable to Chemours to Adjusted Net Income and Adjusted EBITDA Reconciliation
Adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) is defined as income (loss) before income taxes, excluding the following items: interest expense, depreciation, and amortization; non-operating pension and other post-retirement employee benefit costs, which represents the components of net periodic pension costs excluding the service cost component; exchange (gains) losses included in other income (expense), net; restructuring, asset- related, and other charges; (gains) losses on sales of businesses or assets; and, other items not considered indicative of the Company’s ongoing operational performance and expected to occur infrequently, including certain litigation related and environmental charges and Qualified Spend reimbursable by DuPont and/or Corteva as part of the Company’s cost- sharing agreement under the terms of the MOU that were previously excluded from Adjusted EBITDA. Adjusted Net Income is defined as net income (loss) attributable to Chemours, adjusted for items excluded from Adjusted EBITDA, except interest expense, depreciation, amortization, and certain provision for (benefit from) income tax amounts.
	YEAR ENDED DECEMBER 31,
	2023	2022
(Loss) income before income taxes	$(318)	$741
Net (loss) income attributable to Chemours	(238)	578
Non-operating pension and other post-retirement employee benefit cost	—	(5)
Exchange losses, net	38	15
Restructuring, asset-related, and other charges(1)	153	15
Loss (gain) on extinguishment of debt	1	(7)
(Gain) loss on sales of assets and businesses, net(2)	(110)	(21)
Transaction costs(3)	16	—
Qualified spend recovery(4)	(54)	(58)
Litigation-related charges(5)	764	23
Environmental charges(6)	9	204
Adjustments made to income taxes(7)	(19)	30
Benefit from income taxes relating to reconciling items(8)	(135)	(36)
Adjusted Net Income	425	738
Net income attributable to non-controlling interests	1	—
Interest expense, net	208	163
Depreciation and amortization	307	291
All remaining provision for income taxes	73	169
Adjusted EBITDA	$1,014	$1,361
2024 Proxy Statement	90

Appendix — Supplemental Information(continued)
(1)
Refer to “Note 7 — Restructuring, Asset-related, and Other Charges” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for further details. In 2022, includes asset charges and write-offs resulting from the conflict between Russia and Ukraine and our decision to suspend our business with Russian entities.

(2)
Refer to “Note 8 — Other Income (Expense), Net” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for further details.

(3)
Includes $7 million of costs associated with the New Senior Secured Credit Facilities entered into during 2023, which is discussed in further detail in “Note 20 — Debt” to the Consolidated Financial Statements in our Annual Report on Form 10-K, and $9 million of third-party costs related to the TT Transformation Plan.

(4)
Qualified spend recovery represents costs and expenses that were previously excluded from Adjusted EBITDA, reimbursable by DuPont and/or Corteva as part of our cost-sharing agreement under the terms of the MOU which is discussed in further detail in “Note 22 — Commitments and Contingent Liabilities” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

(5)
Litigation-related charges pertains to litigation settlements, PFOA drinking water treatment accruals, and other related legal fees. For the year ended December 31, 2023, litigation-related charges includes the $592 million accrual related to the United States Public Water System Class Action Suit Settlement plus $24 million of third-party legal fees directly related to the settlement, $55 million of charges related to the Company’s portion of Chemours, DuPont, Corteva, EID and the State of Ohio’s agreement entered into in November 2023, $13 million related to the Company’s portion of the supplemental payment to the State of Delaware, $76 million for other PFAS litigation matters, and $4 million of other litigation matters. For the year ended December 31, 2022, litigation-related charges primarily include proceeds from a settlement in a patent infringement matter relating to certain copolymer patents associated with the Company’s Advanced Performance Materials segment and $20 million associated with the Company’s portion of the potential loss in the single matter not included in the Leach settlement. See “Note 22 — Commitments and Contingent Liabilities” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for further details.

(6)
Environmental charges pertains to management’s assessment of estimated liabilities associated with certain environmental remediation expenses at various sites. In 2022, environmental charges include $196 million related to on-site and off-site remediation costs at Fayetteville. See “Note 22 — Commitments and Contingent Liabilities” to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for further details.

(7)
Includes the removal of certain discrete income tax impacts within our provision for income taxes, such as shortfalls and windfalls on our share-based payments, certain return-to-accrual adjustments, valuation allowance adjustments, unrealized gains and losses on foreign exchange rate changes, and other discrete income tax items.

(8)
The income tax impacts included in this caption are determined using the applicable rates in the taxing jurisdictions in which income or expense occurred for each of the reconciling items and represent both current and deferred income tax expense or benefit based on the nature of the non-GAAP financial measure.

GAAP Earnings per Share to Adjusted Earnings per Share Reconciliation
Adjusted earnings per share (“Adjusted EPS”) is calculated by dividing Adjusted Net Income by the weighted-average number of common shares outstanding. Diluted Adjusted EPS accounts for the dilutive impact of stock-based compensation awards, which includes unvested restricted shares. Diluted Adjusted EPS considers the impact of potentially-dilutive securities, except in periods in which there is a loss because the inclusion of the potentially-dilutive securities would have an anti-dilutive effect.
	YEAR ENDED DECEMBER 31,
	2023	2022
Numerator:
Net Income (loss) attributable to Chemours	$(238)	$578
Adjusted Net Income	425	738
Denominator:
Weighted-average number of common shares outstanding – basic	148,912,397	155,359,361
Dilutive effect of the Company’s employee compensation plans(1)	1,584,958	2,943,646
Weighted-average number of common shares outstanding – diluted(1)	150,497,355	158,303,007
Basic earnings (loss) per share of common stock(2)	$(1.60)	$3.72
Diluted earnings (loss) per share of common stock(1)(2)	(1.60)	3.65
Adjusted basic earnings per share of common stock(2)	2.85	4.75
Adjusted diluted earnings per share of common stock(1)(2)	2.82	4.66

(1)
In periods where the Company incurs a net loss, the impact of potentially dilutive securities is excluded from the calculation of EPS under U.S. GAAP, as their inclusion would have an anti-dilutive effect. As such, with respect to the U.S. GAAP measure of diluted EPS, the impact of potentially dilutive securities

2024 Proxy Statement	91

Appendix — Supplemental Information(continued)
is excluded from our calculation for the year ended December 31, 2023. With respect to the non-GAAP measure of adjusted diluted EPS, the impact of potentially dilutive securities is included in our calculation for year ended December 31, 2023, as Adjusted Net Income was in a net income position.
(2)
Figures may not recalculate exactly due to rounding. Basic and diluted earnings per share are calculated based on unrounded numbers.

GAAP Cash Flow Provided by Operating Activities to Free Cash Flows Reconciliation
Free Cash Flows is defined as cash flows provided by (used for) operating activities, less purchases of property, plant, and equipment as shown in the consolidated statements of cash flows (Note that Free Cash Flow for compensation purposes is defined differently as discussed in “Compensation Discussion and Analysis.”)
	YEAR ENDED DECEMBER 31,
	2023	2022
Cash provided by operating activities	$556	$755
Less: Purchases of property, plant, and equipment	(370)	(307)
Free Cash Flows	$186	$448
2024 Proxy Statement	92

PROXYThe Chemours CompanyPROXY FOR VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2024THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby appoints Matthew S. Abbott and Kristine M. Wellman, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Virtual Annual Meeting of Shareholders (the “Annual Meeting”) of The Chemours Company (the “Company”) to be held on May 21, 2024, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.(Continued and to be marked, dated and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. If you plan to attend the Virtual Annual Meeting, you must be a holder of Company shares as of the Record Date of April 3, 2024, and you must register at www.viewproxy.com/chemours/2024/VM by 11:59 p.m. Eastern Time on May 17, 2024. For more information on how to attend the Virtual Annual Meeting, see “General Information about the Meeting-What do I need to do to attend the Annual Meeting virtually?” in the proxy statement.Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Shareholders to be held May 21, 2024The Proxy Statement and our 2023 Annual Report to Shareholders are available at: http://www.allianceproxy.com/chemours/2024

Please mark your votes like this in blue or black ink The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1, and FOR Proposals 2 and 3. Proposal 1 – Election of Directors to Serve One-Year Terms expiring at the Annual Meeting ofShareholders in 2025.Nominees:FORAGAINST ABSTAIN1a.Curtis V. Anastasio1b.Alister Cowan1c.Mary B. Cranston1d.Denise Dignam1e.Dawn L. Farrell1f.Pamela F. Fletcher1g.Erin N. Kane1h.Sean D. Keohane1i.Guillaume Pepy Proposal 2 – Advisory Vote to Approve Named Executive Officer CompensationFORAGAINSTABSTAINProposal 3 – Ratification of Selection of PricewaterhouseCoopers LLP for fiscal year 2024FORAGAINSTABSTAINTo transact other business as may properly come before the meeting or any adjournment or postponement thereof.Date _________________________________________________________Signature _ ___________________________________________________Signature _ ___________________________________________________(Joint Owners) Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.CONTROL NUMBERPlease indicate if youplan to attend this meeting PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a shareholder of The Chemours Company, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on May 20, 2024.CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone INTERNETVote Your Proxy on the Internet: Go to www.AALVote.com/CCHave your proxy card available when you access the above -website. Follow the prompts to vote your shares. TELEPHONEVote Your Proxy by Phone: Call 1 866-804-9616Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.